   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 26, 1995

                                                      REGISTRATION NO. 33-10722
                                                      REGISTRATION NO. 811-4932
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                            ------------------------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933           /X/
                          PRE-EFFECTIVE AMENDMENT NO.           / /
                        POST-EFFECTIVE AMENDMENT NO. 18         /X/
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       /X/
                                AMENDMENT NO. 18
                        (Check appropriate box or boxes)

                            ------------------------

                            JOHN HANCOCK WORLD FUND
              (Exact name of Registration as Specified in Charter)
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                   (Address of Principal Executive Officers)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 375-1760

                            -------------------------

                             THOMAS H. DROHAN, ESQ.
                          JOHN HANCOCK ADVISERS, INC.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

                                    Copy to:
                             JEFFREY N. CARP, ESQ.
                                 HALE AND DORR
                                60 State Street
                                Boston, MA 02109

                            -------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE
                    485
                /X/ ON JANUARY 1, 1996 PURSUANT TO PARAGRAPH (B) OF RULE 485
                / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485 / / ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE (485 OR 486)

                            -------------------------

PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933. REGISTRANT FILED THE NOTICE REQUIRED BY RULE 24F-2 FOR ITS FISCAL YEAR ENDED AUGUST 31, 1995 ON OR ABOUT OCTOBER 20, 1995.
===============================================================================

                           CROSS REFERENCE SHEET

        Pursuant to Rule 495(b) under the Securities Act of 1933
           Item Number                                  Statement of Additional
        Form N-1A Part A        Prospectus Caption      Information Caption
        ----------------        ------------------      -------------------
               1                Front Cover Page                  *

               2                Expense Information;              *
                                The Fund's Expenses;
                                Shares Price;
                                Additional Services and
                                Programs

               3                The Fund's Financial              *
                                History Performance

               4                Investment Objectives and         *
                                Policies; Organization and
                                Management of the Fund

               5                Organization and Management       *
                                of the Fund; The Fund's
                                Expenses

               6                Organization and Management of    *
                                Fund; Distribution and Taxes;
                                How to Redeem Shares;
                                Additional Services and Programs

               7                Who Can Buy Shares;               *
                                How to Buy Shares;
                                Shares Price; Additional
                                Services and Programs

               8                How to Redeem Shares              *

               9                Not Applicable                    *

                   Item Number                                  Statement of Additional
                Form N-1A Part A        Prospectus Caption      Information Caption
                ----------------        ------------------      -------------------
                        10                      *               Front Cover Page

                        11                      *               Table of Contents

                        12                      *               Organization of the Fund

                        13                      *               Investment Objective and
                                                                Policies; Investment
                                                                Restrictions

                        14                      *               Those Responsible for
                                                                Management

                        15                      *               Investment Advisory and
                                                                Other Services;
                                                                Distribution Contract;
                                                                Transfer Agent Services;
                                                                Custody of Portfolio;
                                                                Independent Auditors

                        17                      *               Brokerage Allocation

                        18                      *               Description of the Fund's
                                                                Shares

                        19                      *               Net Asset Value; Additional
                                                                Services and Programs

                        20                      *               Tax Status

                        21                      *               Distribution Contract

                        22                      *               Calculation of Performance

                        23                      *               Financial Statements

JOHN HANCOCK
PACIFIC BASIN
EQUITIES FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
JANUARY 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Expense Information...................................................................    2
The Fund's Financial Highlights.......................................................    3
Investment Objective and Policies.....................................................    4
Organization and Management of the Fund...............................................    7
Alternative Purchase Arrangements.....................................................    8
The Fund's Expenses...................................................................   10
Dividends and Taxes...................................................................   11
Performance...........................................................................   12
How to Buy Shares.....................................................................   13
Share Price...........................................................................   14
How to Redeem Shares..................................................................   20
Additional Services and Programs......................................................   21

  This Prospectus sets forth information about John Hancock Pacific Basin Equities Fund (the "Fund"), as a diversified series of John Hancock World Fund (the "Trust"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated January 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended August 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                                                             CLASS A   CLASS B
                                                                                                             SHARES    SHARES
                                                                                                             -------   -------
SHAREHOLDER TRANSACTION EXPENSE
Maximum sales charge imposed on purchases (As a percentage of offering price)..............................   5.00%      None
Maximum sales charge imposed on reinvested dividends.......................................................    None      None
Maximum deferred sales charge..............................................................................    None*    5.00%
Redemption fees+...........................................................................................    None      None
Exchange fee...............................................................................................    None      None
ANNUAL FUND OPERATING EXPENSES (As a percentage of average net assets)
Management fee.............................................................................................   0.80%     0.80%
12b-1 fee**................................................................................................   0.30%     1.00%
Other expenses.............................................................................................   0.95%     0.95%
Total Fund operating expenses..............................................................................   2.05%     2.75%

 * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses."

 + Redemption by wire fee (currently $4.00) not included.

                                         EXAMPLE:                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                           --------  --------  --------  ---------
You would pay the following expenses for the indicated period of years on a hypothetical
  $1,000 investment, assuming a 5% annual return:
  Class A Shares..........................................................................   $70       $111      $155      $276
  Class B Shares
    -- Assuming complete redemption at end of period......................................   $78       $115      $165      $291
    -- Assuming no redemption.............................................................   $28       $ 85      $145      $291

(This example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS
  The following financial highlights have been audited by the Fund's independent accountants. Price Waterhouse LLP's report on the Fund's financial statements and financial highlights for the year ended August 31, 1995 is included in the Annual Report which is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation at the address or telephone number listed on the front page of this Prospectus.
  Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                                              YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------
                                                                 1995         1994       1993       1992       1991       1990
                                                              ----------     ------     ------     ------     ------     ------
Class A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.........................   $15.88       $13.27     $ 8.87     $ 9.05     $10.34     $11.10
                                                                 -----       ------     ------     ------     ------     ------
Net Investment Income (Loss).................................     0.02(a)(d)  (0.10)(a)  (0.11)(a)  (0.07)(a)  (0.01)     (0.04)
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions...............................    (1.24)        3.12       4.51      (0.11)     (0.33)      0.11
                                                                 -----       ------     ------     ------     ------     ------
Total from Investment Operations.............................    (1.22)        3.02       4.40      (0.18)     (0.34)      0.07
                                                                 -----       ------     ------     ------     ------     ------
Less Distributions:
   Dividends from Net Investment Income......................    --            --         --         --         --         --
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.......................    (0.55)       (0.41)      --         --        (0.95)     (0.83)
                                                                 -----       ------     ------     ------     ------     ------
Total Distributions..........................................    (0.55)       (0.41)      --         --        (0.95)     (0.83)
                                                                 -----       ------     ------     ------     ------     ------
Net Asset Value, End of Period...............................   $14.11       $15.88     $13.27     $ 8.87     $ 9.05     $10.34
                                                               ========     =======    =======    =======    =======    =======
Total Investment Return at Net Asset Value...................   (7.65%)      22.82%     49.61%     (1.99%)    (2.15%)    (0.44%)
Total Adjusted Investment Return at Net Asset Value(c)(e)....    --            --       48.31%     (5.57%)    (5.19%)    (2.86%)
                                                                                       -------    -------     ------    -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)....................  $37,417       $50,261    $14,568    $3,222     $4,065     $4,578
Ratio of Expenses to Average Net Assets+.....................    2.05%        2.43%      2.94%      2.73%      2.75%      2.45%
Ratio of Adjusted Expenses to Average Net Assets(c)..........    --            --        4.24%      6.31%      5.79%      4.89%
Ratio of Net Investment Income (Loss) to Average Net
 Assets*.....................................................    0.13%(d)    (0.66%)    (0.98%)    (0.82%)    (0.06%)    (0.28%)
Ratio of Adusted Net Investment Loss to Average Net
 Assets(c)...................................................    --            --       (2.28%)    (4.40%)    (3.10%)    (2.70%)
Portfolio Turnover Rate......................................      48%          68%       171%       179%       151%       154%
+Expense Reimburesment Per Share.............................    --            --        $0.14      $0.31      $0.24      $0.31
                                                                                        ------     ------     ------     ------

                                                                        FOR THE PERIOD
                                                                       SEPTEMBER 8, 1987
                                                                         (COMMENCEMENT
                                                                        OF OPERATIONS)
                                                                         TO AUGUST 31,
                                                                1989         1988
                                                               ------  -----------------
Class A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.........................  $ 9.61        $10.00
                                                               ------         -----
Net Investment Income (Loss).................................   (0.02)         0.01
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions...............................    1.75         (0.37)
                                                               ------         -----
Total from Investment Operations.............................    1.73         (0.36)
                                                               ------         -----
Less Distributions:
   Dividends from Net Investment Income......................   (0.01)        (0.03)
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.......................   (0.23)      --
                                                               ------         -----
Total Distributions..........................................   (0.24)        (0.03)
                                                               ------         -----
Net Asset Value, End of Period...............................  $11.10        $ 9.61
                                                               ======        ======
Total Investment Return at Net Asset Value...................  18.06%        (3.61%)(b)
Total Adjusted Investment Return at Net Asset Value(c)(e)....  15.12%        (8.05%)(b)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)....................  $5,116        $4,771
Ratio of Expenses to Average Net Assets+.....................   1.75%         1.75%*
Ratio of Adjusted Expenses to Average Net Assets(c)..........   4.69%         6.19%*
Ratio of Net Investment Income (Loss) to Average Net
 Assets*.....................................................  (0.15%)        0.04%
Ratio of Adusted Net Investment Loss to Average Net
 Assets(c)...................................................  (3.09%)       (4.40%)
Portfolio Turnover Rate......................................    227%          148%
+Expense Reimburesment Per Share.............................  $0.39%        $1.15%
                                                               ------        ------

                                                                             PERIOD
                                                                             ENDED
                                                              YEAR ENDED     AUGUST
                                                              AUGUST 31,      31,
                                                                 1995         1994
                                                              ----------     ------
Class B**
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.........................   $15.84       $15.11(b)
                                                                 -----       ------
Net Investment Loss..........................................    (0.09)(a)    (0.09)(a)
Net Realized and Unrealized Gain (Loss) on Investments and
 Foreign Currency Transactions...............................    (1.24)        0.82
                                                                 -----       ------
Total from Investment Operations.............................    (1.33)        0.73
                                                                 -----       ------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold and
 Foreign Currency Transactions...............................    (0.55)        --
Total Distributions..........................................    (0.55)        --
Net Asset Value, End of Period...............................   $13.96       $15.84
                                                                =======      =======
Total Investment Return at Net Asset Value...................   (8.38%)       4.83%(f)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)....................  $14,368       $9,480
Ratio of Expenses to Average Net Assets......................    2.77%        3.00%*
Ratio of Net Investment Loss to Average Net Assets...........   (0.66%)      (1.40%)*
   Portfolio Turnover Rate...................................      48%          68%

---------------
 * On an annualized basis.

** Class B shares commenced operations on March 7, 1994.

(a) On average month end shares outstanding.

(b) Initial price at commencement of operations.

(c) On an unreimbursed basis without expense reduction.

(d) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Unaudited.

(f) Not annualized.


INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to achieve long-term capital appreciation through investment in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin. Investments will consist of (1) securities of companies traded principally on stock exchanges in Pacific Basin countries, (2) securities of companies deriving at least 50% of their total revenue from goods produced, sales made or services performed in the Pacific Basin countries, (3) securities of companies that are organized under the laws of Pacific Basin countries, which are publicly traded on recognized securities exchanges outside these countries; and (4) securities of investment companies and trusts that invest principally in the foregoing. The Fund seeks to increase the value of shareholder investments, and any current income is incidental to this objective.

-------------------------------------------------------------------------------
                   THE FUND SEEKS LONG-TERM CAPITAL
                   APPRECIATION THROUGH A DIVERSIFIED
                   PORTFOLIO OF EQUITY SECURITIES OF ISSUERS
                   LOCATED IN PACIFIC BASIN COUNTRIES.
-------------------------------------------------------------------------------

The Pacific Basin is defined as those countries bordering on the Pacific Ocean. The principal Pacific Basin countries, in which the Fund's portfolio securities are issued and traded, are Australia, Canada, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, Vietnam and the United States.

Under normal conditions, the Fund will invest at least 65% of its total assets in Pacific Basin corporate common stock and other equity securities (consisting of common stock, warrants and securities convertible into common stock). The balance of the Fund's assets will be invested in (1) equity securities of issuers located in Asian countries not in the Pacific Basin (including India, Pakistan, Sri Lanka and Bangladesh) and (2) debt securities of U.S., Japanese, Australian and New Zealand companies and governments and bank certificates of deposit. All debt securities purchased by the Fund must be rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if unrated, of comparable quality in the judgment of the Fund's adviser. The value of fixed income securities varies inversely with interest rates. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible.

To maintain maximum investment flexibility, the Fund has not established any limits on the allocation of investments among the Pacific Basin countries. When the Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser"), and the Fund's co-subadvisers, Indosuez Asia Advisers Limited and John Hancock Advisers International Limited (the "Sub-Advisers"), believe that investment conditions are unfavorable, they may temporarily reduce the proportion of assets assigned to the Pacific Basin countries and invest a higher than normal proportion in the debt and other securities described above.

Under normal conditions, up to 35% of the Fund's total assets may be held in cash or investment grade short-term securities and repurchase agreements (denominated in U.S. dollars) to meet anticipated redemptions of the Fund's shares. When the Fund's Adviser or Sub-Advisers (collectively, the "Advisers") believe it is appropriate to maintain a defensive position, any of the Advisers may temporarily maintain all or any part of the Fund's assets in money market instruments, including but not limited to, governmental obligations, certificates of deposit, banker's acceptances, commercial paper and short-term corporate debt securities, cash and repurchase agreements. Any of the foregoing, including cash, may be denominated in U.S. or foreign currencies and may be obligations of foreign issuers.
FOREIGN SECURITIES. The Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of corporations in which the Fund is permitted to invest. Issuers of unsponsored ADRs are not required to disclose material information in the United States, and therefore, there may not be a correlation between that information and the market value of an unsponsored ADR. Investments in foreign securities may involve risks not present in domestic investments.

-------------------------------------------------------------------------------
                   THE FUND MAY EMPLOY CERTAIN INVESTMENT
                   STRATEGIES TO HELP ACHIEVE ITS INVESTMENT
                   OBJECTIVE.
-------------------------------------------------------------------------------
The Fund is not intended to be a comprehensive investment program. Its investments will be subject to the market fluctuations and risks inherent in all securities, and there is no assurance the Fund will always achieve its investment objective.
FOREIGN CURRENCIES. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain which might result from an increase in the value of that currency.
RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets. LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.
INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. The investment objective and fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. Portfolio turnover rates of the Fund for recent years are shown in the section "The Fund's Financial Highlights."
GLOBAL RISKS. Investments in foreign securities may involve certain risks not present in domestic securities, due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing results in a higher advisory fee.

-------------------------------------------------------------------------------
                   INVESTMENTS IN FOREIGN SECURITIES MAY
                   INVOLVE RISKS AND CONSIDERATIONS THAT ARE
                   NOT PRESENT IN DOMESTIC INVESTMENTS.
-------------------------------------------------------------------------------
These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
When choosing brokerage firms to carry out the Fund's transactions, the Advisers give primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Advisers may place securities transactions with brokers affiliated with the Advisers. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc., and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company, the ("Life Company") which in turn indirectly owns the Adviser. Also included is W. I. Carr Group, a British brokerage firm specializing in Asian securities, which is directly owned by Banque Indosuez, the indirect parent of Indosuez Asia Advisers Limited.

-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN BASED ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust in 1986. On October 1, 1992, the Fund changed its name from John Hancock World Fund -- Pacific Basin Equities Portfolio. The Trust's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Trust with different investment objectives. The Trustees may also classify or reclassify any series into one or more classes. Accordingly, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A shares and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class of shares bears different distribution fees, and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental investment restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Advisers International Limited, one of the Fund's Sub-Advisers, was formed in 1987, as a wholly-owned subsidiary of the Adviser providing international investment research and advisory services to institutional clients. Indosuez Asia Advisers Limited, formed in 1994, is a wholly-owned subsidiary of Indosuez Asset Management Asia Limited, which is based in Hong Kong and provides investment management research and advisory services to international clients. Both of these organizations are wholly-owned indirect subsidiaries of Compagnie de Suez, one of the largest financial and industrial groups in Europe, with over $150 billion in assets worldwide at December 31, 1993. The Adviser is solely responsible for advising the Fund with respect to investments in the U.S. and Canada. The Sub-Advisers provide advice to the Fund with respect to investments in countries other than the U.S. and Canada, subject to the review of the Trustees and the over-all supervision of the Adviser. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL VALUE
                   OF MORE THAN $16 BILLION.
-------------------------------------------------------------------------------
The Fund is managed by the Advisers' international equities team. All investment decisions are made by the portfolio management team, and no single person is primarily responsible for making recommendations to the team.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser, the Sub-Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. A Sub-adviser's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Fund and its share-holders come first.
ALTERNATIVE PURCHASE ARRANGEMENTS
You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------
CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.
FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WILL BE MORE BENEFICIAL FOR YOU.
-------------------------------------------------------------------------------
Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES
For managing its investments and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.80% of the Fund's average daily net assets. The investment management fee paid by the Fund is higher than the fee paid by most mutual funds, but is believed to be comparable to the fee paid by similar funds which invest primarily in international securities.

The Adviser pays the Sub-Advisers a portion of its fee. The Fund is not responsible for payment of the Sub-Advisers' fees.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended August 31, 1995 an aggregate of $157,807 of distribution expenses or 0.2% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

Information of the Fund's total expenses is in the Fund's Financial Highlights section of the prospectus.

DIVIDENDS AND TAXES

Dividends from the Fund's net investment income are declared and paid annually. Short-term and long-term capital gains, if any, are generally distributed annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year, but they may be taxable as if you received them the previous December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number is correct and that you are not subject to back up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

The Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield from those investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.
In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.

PERFORMANCE
Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS TOTAL RETURN.
-------------------------------------------------------------------------------

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflects the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund's performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is a historical calculation, and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
-------------------------------------------------------------------------------

The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
--------------------------------------------------------------------------------
BY CHECK     1.   Make your check payable to John Hancock Investor Services
                  Corporation.
             2.   Deliver the completed application and check to your registered representative, Selling Broker or mail it directly to Investor
                  Services.
--------------------------------------------------------------------------------
BY WIRE      1.   Obtain an account number by contacting your registered
                  representative or Selling Broker, or by calling
                  1-800-225-5291.
             2.   Instruct your bank to wire funds to:
                  First Signature Bank & Trust
                  John Hancock Deposit Account No. 900000260
                  ABA Routing No. 211475000
                  For credit to: John Hancock Pacific Basin Equities Fund
                  (Class A or Class B shares)
                  Your Account Number
                  Name(s) under which account is registered
             3.   Deliver the completed application to your registered
                  representative, Selling Broker or mail it directly to Investor
                  Services.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  BUYING ADDITIONAL CLASS A AND CLASS B
                  SHARES.
-------------------------------------------------------------------------------
             1.   Complete the "Automatic Investing" and "Bank Information"
MONTHLY           sections on the Account Privileges Application, designating
AUTOMATIC         a bank account from which your funds may be drawn.
ACCUMULATION
PROGRAM      2.   The amount you elect to invest will be automatically withdrawn
(MAAP)            from your bank or credit union account.
--------------------------------------------------------------------------------
BY           1.   Complete the "Invest-By-Phone" and "Bank Information" sections
TELEPHONE         on the Account Privileges Application designating a bank
                  account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                  (ACH).

             2.   After your authorization form has been processed, you may
                  purchase additional Class A or Class B shares by calling
                  Investor Services toll-free at 1-800-225-5291.
             3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                  invest.
             4.   Your investment normally will be credited to your account the business day following your phone request.
--------------------------------------------------------------------------------
BY CHECK     1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
             2.   Make your check payable to John Hancock Investor Services
                  Corporation.
             3.   Mail the account information and check to:
                  John Hancock Investor Services Corporation
                  P.O. Box 9115
                  Boston, MA 02205-9115
                  or deliver it to your registered representative or Selling
                  Broker.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES. (CONTINUED)
-------------------------------------------------------------------------------

First Signature Bank & Trust John Hancock Deposit Account No. 900000260 ABA Routing No. 211475000 For credit to: John Hancock Pacific Basin Equities Fund (Class A or Class B shares) Your Account Number Name(s) under which account is registered
-------------------------------------------------------------------------------
Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------
You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS WHICH
                   YOU SHOULD KEEP TO HELP
                   WITH YOUR PERSONAL RECORDKEEPING.
-------------------------------------------------------------------------------
SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                             REALLOWANCE TO
                                                              COMBINED       SELLING BROKERS
                                        SALES CHARGE AS      REALLOWANCE           AS
    AMOUNT INVESTED    SALES CHARGE AS  A PERCENTAGE OF  AND SERVICE FEE AS  A PERCENTAGE OF
   (INCLUDING SALES    A PERCENTAGE OF     THE AMOUNT      A PERCENTAGE OF    THE OFFERING
        CHARGE)         OFFERING PRICE      INVESTED      OFFERING PRICE(+)     PRICE(*)
-------------------- ------------------ ---------------- ------------------- ---------------
Less than $50,000            5.00%            5.26%              4.25%            4.01%
$50,000 to $99,999           4.50%            4.71%              3.75%            3.51%
$100,000 to $249,999         3.50%            3.63%              2.85%            2.61%
$250,000 to $499,999         2.50%            2.56%              2.10%            1.86%
$500,000 to $999,999         2.00%            2.04%              1.60%            1.36%
$1,000,000 and over          0.00%(**)        0.00%(**)              (***)        0.00%(***)

---------------
  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.
(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate, as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.
  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge will be imposed. The rate of the CDSC will depend on the amount invested as follows:

        AMOUNT INVESTED                                                 CDSC RATE
-------------------------------                                         ---------
$1 million to $4,999,999................................................   1.00%
Next $5 million to $9,999,999...........................................   0.50%
Amounts of $10 million and over.........................................   0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1.  Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN
                   CLASS A SHARES.
-------------------------------------------------------------------------------

EXAMPLE:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A Shares."

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS
                   AND ORGANIZATIONS.
-------------------------------------------------------------------------------

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
---------------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also by purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends or distributions, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charge" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

-    Proceeds of 50 shares redeemed at $12 per share                            $600
-    Minus proceeds of 10 shares not subject to CDSC because they were
     acquired through dividend reinvestment (10 X $12)                          -120
-    Minus appreciation on remaining shares, also not subject to CDSC (40 X
     $2)                                                                        - 80
                                                                                ----
-    Amount subject to CDSC                                                     $400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                   CONTINGENT DEFERRED SALES
YEAR IN WHICH CLASS B SHARES                       CHARGE AS A PERCENTAGE OF
REDEEMED FOLLOWING PURCHASE                        DOLLAR AMOUNT SUBJECT TO CDSC
----------------------------                       -----------------------------
First                                                        5.0%
Second                                                       4.0%
Third                                                        3.0%
Fourth                                                       3.0%
Fifth                                                        2.0%
Sixth                                                        1.0%
Seventh and thereafter                                       None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances defined below:
- Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
 70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.
- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.
- Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.
- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.
If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.
CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur at the end of the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------
BY TELEPHONE         All Fund shareholders are eligible automatically for the
                     telephone redemption privilege. Call 1-800-225-5291, from
                     8:00 A.M. to 4:00 P.M. (New York time), Monday through
                     Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following
                     procedures to confirm that instructions received by
                     telephone are genuine. Your name, the account number,
                     taxpayer identification number applicable to the account
                     and other relevant information may be requested. In
                     addition, telephone instructions are recorded.
--------------------------------------------------------------------------------
                     TO ASSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE
                     FOLLOW THESE PROCEDURES.
--------------------------------------------------------------------------------
                     You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days.
                     A check will be mailed to the exact name(s) and address
                     shown on the account.
                     If reasonable procedures, such as those described above,
                     are not followed, the Fund may be liable for any loss due
                     to unauthorized or fraudulent telephone instructions. In
                     all other cases, neither the Fund nor Investor Services
                     will be liable for any loss or expense for acting upon
                     telephone instructions made according to the telephone
                     transaction procedures mentioned above. Telephone
                     redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in
                     certificate form.
                     During periods of extreme economic conditions or market
                     changes, telephone requests may be difficult to implement
                     due to a large volume of calls. During these times, you
                     should consider placing redemption requests in writing or
                     using EASI-Line. EASI-Line's telephone number is 1-
                     800-338-8080.
--------------------------------------------------------------------------------
BY WIRE              If you have a telephone redemption form on file with the
                     Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                     and the funds are usually collectible after two business
                     days. Your bank may or may not charge a fee for this
                     service. Redemptions of less than $1,000 will be sent by
                     check or electronic funds transfer. This feature may be
                     elected by completing the "Telephone Redemption" section on the Account Privileges Application included with this
                     Prospectus.
--------------------------------------------------------------------------------
IN WRITING           Send a stock power or "letter of instruction" specifying
                     the name of the Fund, the dollar amount or the number of
                     shares to be redeemed, your name, class of shares, your
                     account number and the additional requirements listed below that apply to your particular account.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  TYPE OF REGISTRATION             REQUIREMENTS
  Individual, Joint Tenants, Sole  A letter of instruction signed (with titles
    Proprietorship, Custodial      where applicable) by all persons authorized
    (Uniform Gifts or Transfer to to sign for the account, exactly as it is Minors Act), General Partners registered with the signature(s) guaranteed.
  Corporation,                     A letter of instruction and a corporate
  Association                      resolution, signed by person(s) authorized to
                                   act on the account with the signature(s) guaranteed.
  Trusts                           A letter of instruction signed by the
                                   Trustee(s) with the signature(s) guaranteed.
                                   (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last
                                   60 days.)
    If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.

--------------------------------------------------------------------------------
  A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.
  Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the
  Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares. Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND FOR
                   SHARES OF THE SAME CLASS OF ANOTHER JOHN
                   HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule in effect on your initial purchase date.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:

   - the name and class of the Fund whose shares you currently own
   - your account number
   - the name(s) in which the account is registered
   - the name of the fund in which you wish your exchange to be invested
   - the number of shares, all shares or the dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE
1. You will not be subject to a sales charge on Class A shares that you reinvest in John Hancock funds that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares.

-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN SHARES OF THIS FUND OR ANOTHER
                   JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN
1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.
2. To be eligible, you must have at least $5,000 in your account.
3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS
                   FROM YOUR RETIREMENT ACCOUNT TO COMPLY
                   WITH IRS REGULATIONS.
-------------------------------------------------------------------------------
4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.
5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to an initial sales charge on your purchases of Class A shares or to a CDSC imposed on your redemptions of Class B shares. In addition, your redemptions are taxable events.
6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)
1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------
2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.
3. You can terminate your Monthly Automatic Accumulation Program at any time.
4. There is no charge to you for this program, and there is no cost to the Fund.
5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------
2. The initial aggregate investment of all participants in the group must be at least $250.
3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS
1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing plans (including 401(k) Plans), Tax-Sheltered Annuity Retirement Plans (403(b) or TSA Plans) and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

                                    (NOTES)

                                    (NOTES)

JOHN HANCOCK
PACIFIC BASIN EQUITIES FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   INVESTMENT SUB-ADVISERS
   John Hancock Advisers International
   Limited
   34 Dover Street
   London, England W1X 3RA

   Indosuez Asia Advisers Limited
   Suite 2606-2608
   One Exchange Square
   Central
   Hong Kong

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP
   160 Federal Street
   Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For: Service Information
    Telephone Exchange
    Investment-by-Phone call 1-800-225-5291
    Telephone Redemption

For TDD call 1-800-554-6713

                                         JOHN HANCOCK
                                         PACIFIC BASIN
                                         EQUITIES FUND

                                         CLASS A AND CLASS B SHARES
                                         PROSPECTUS
                                         JANUARY 1, 1996

                                         FOR INVESTORS SEEKING
                                         LONG-TERM CAPITAL
                                         APPRECIATION THROUGH
                                         INVESTMENT IN A DIVERSIFIED
                                         PORTFOLIO CONSISTING
                                         PRIMARILY OF EQUITY
                                         SECURITIES OF ISSUERS LOCATED
                                         IN COUNTRIES OF THE PACIFIC
                                         BASIN.

                                         101 HUNTINGTON AVENUE
                                         BOSTON, MASSACHUSETTS 02199-7603
                                         TELEPHONE 1-800-225-5291

JHD-5800P 1/96       (LOGO) Printed on
Recycled Paper

                    JOHN HANCOCK PACIFIC BASIN EQUITIES FUND

                           CLASS A AND CLASS B SHARES

                                  STATEMENT OF

                             ADDITIONAL INFORMATION

                                 JANUARY 1, 1996

This Statement of Additional Information provides information about John Hancock Pacific Basin Equities Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Shares Prospectus, both dated January 1, 1996, (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                            Statement of            Cross Referenced
                                                             Additional                to Class A
                                                            Information                and Class B
                                                               Page                  Prospectus Page
     Organization of the Fund                                    2                         7
     Investment Objective and Policies                           2                         4
     Certain Investment Practices                                3                         4
     Investment Restrictions                                     6                         --
     Ratings                                                    10                         --
     Those Responsible for Management                           10                         7
     Investment Advisory and Other Services                     16                         8
     Distribution Contract                                      19                         --
     Net Asset Value                                            20                         14
     Initial Sales Charge on Class A Shares                     21                         15
     Deferred Sales Charge on Class B Shares                    22                         17
     Special Redemptions                                        23                         21
     Additional Services and Programs                           23                         21
     Description of the Fund's Shares                           24                         14
     Tax Status                                                 26                         11
     Calculation of Performance                                 30                         12
     Brokerage Allocation                                       31                         7
     Transfer Agent Services                                    33                     Back Cover
     Custody of Portfolio                                       33                     Back Cover

     Independent Auditors                                       33                     Back Cover
     Financial Statements                                       --                         --

ORGANIZATION OF THE FUND

John Hancock Pacific Basin Equities Fund (the "Fund") is organized as a separate, diversified portfolio of John Hancock World Fund (the "Trust"), an open-end, management investment company organized in August 1986 by John Hancock Advisers, Inc. (the "Adviser") as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to January 1, 1991, when the Trust changed its name, the Trust was known as John Hancock World Trust. On October 1, 1992, the Fund changed its name from John Hancock World Fund - Pacific Basin Equities Portfolio to John Hancock Freedom Pacific Basin Equities Fund. As of January 1, 1994, the word "Freedom" was deleted from the Fund's name. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Adviser is solely responsible for advising the Fund with respect to investments in the U.S. and Canada.

The Fund has two sub-advisers: Indosuez Asia Advisers Limited ("IAAL") and John Hancock Advisers International Limited ("JHAI") together, the "Sub-Advisers". IAAL is organized under the laws of Hong Kong and indirectly owned by Compagnie de Suez and its subsidiary, Banque Indosuez through Banque Indosuez's wholly-owned subsidiary, Indosuez Asset Management Asia Limited ("IAMA"). IAMA is an experienced investment adviser for funds authorized to invest in the Asian region, and investment personnel of IAAL also act as portfolio managers of IAMA in connection with these Asian country funds. Together IAAL and JHAI, a London based wholly owned subsidiary of the Adviser, are responsible for providing advice to the Fund with respect to investments other than in the U.S. and Canada, subject to the review of the Trustees and overall supervision of the Adviser.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to achieve long-term capital appreciation through investment in a diversified portfolio of equity securities of issuers located in countries of the Pacific Basin. The principal Pacific Basin countries, in which the Fund's securities are issued and traded, are Australia, Canada, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, Vietnam and the United States. See "Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund will achieve its investment objective.

The portion of the Fund's assets to be allocated to each of the Pacific Basin countries will be determined by the Trustees based on recommendations of the Adviser, in consultation with the Sub-Advisers, as described under the caption "Those Responsible for Management." In making this allocation recommendation, the Adviser and the Sub-Advisers will consider several factors, including the relative economic growth and potential of the various economies and securities markets, expected levels of inflation, governmental policies influencing business conditions, regulatory and tax considerations, the domestic and international strength of the leading industrial sectors and currency stability relative to the U.S.

CERTAIN INVESTMENT PRACTICES

Portfolio Turnover. The Fund may effect portfolio transactions, without regard to the holding periods (subject to certain tax restrictions for qualification as a regulated investment company), if the Adviser and the Sub-Advisers deem it appropriate to do so in view of a change in the financial or business operations of a particular company or governmental issuer, or changes in a particular market or the international market taken as a whole.

The Fund does not generally consider the length of time it has held a particular security in making investment decisions. As described in the Fund's Prospectus, under certain market conditions, the portfolio turnover rate could exceed 100%. It is impossible to predict portfolio turnover rates. The portfolio turnover rate for the Fund is calculated by dividing the lower of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

Depository Receipts. As discussed in the Prospectus, the Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Investments in Taiwan. Due to restrictions on direct investment in equity securities of issuers located in Taiwan, the Fund will be required to invest in the country only through a limited number of approved investment vehicles. At present, investment in Taiwan is accomplished by investing in the securities of listed and unlisted investment companies. INVESTMENT IN SUCH INVESTMENT COMPANIES IS SUBJECT TO LIMITATIONS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (the "Investment Company Act"), AND MARKET AVAILABILITY AND MAY INVOLVE THE PAYMENT OF SUBSTANTIAL PREMIUMS ABOVE THE VALUE OF SUCH COMPANIES' PORTFOLIO SECURITIES. THE YIELD ON SUCH COMPANIES' SECURITIES WILL BE REDUCED BY THE OPERATING EXPENSES OF SUCH COMPANIES. At such time as direct investment in Taiwan is allowed, the Fund would anticipate investing directly in this market. Under the Investment Company Act, the Fund may not purchase shares of any other investment company if immediately thereafter the Fund would own more than 3% of the total outstanding voting stock of such other investment company have invested more than 5% of its assets in securities of such investment company than 10% of its assets in securities of all investment companies. The Fund does not intend to invest more than 10% of the value of its total assets at the time of investment in unlisted equity securities, excluding unlisted securities of investment.

Forward Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot, i.e., cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to deal in forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser and Sub-Advisers. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a portfolio hedging transaction in a forward contract requiring it to purchase a foreign currency, its custodian bank will segregate cash or liquid, high grade debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objectives and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. On the date when the Fund enters into a forward commitment it will segregate in a separate account cash or liquid, high grade debt securities denominated in the currency of the purchased security having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets will be valued at market daily and additional cash or securities will be added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Although the Fund will enter into forward commitments with the intention of acquiring the securities, the Fund may dispose of a commitment prior to the settlement if the Adviser or a Sub-Adviser deems it appropriate to do so. The Fund may realize short-term capital gain or loss upon the sale of forward commitments.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or a Sub-Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

Characteristics and Risks of Foreign Securities Markets. The securities markets of many countries have in the past moved relatively independently of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If the securities of markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of portfolio securities. Exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund attributable to such investment as measured in U.S. dollars, may be affected favorably or unfavorably by changes in the relationship of the U.S. dollar to other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities may be longer than the three (3) day customary settlement time for U.S. securities, or less frequent than in the U.S., which could affect the liquidity of the Fund's investments. The Adviser and the Sub-Advisers monitor the settlement time for foreign securities and take undue settlement delays into account in considering investment allocations to specific countries.

In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these countries.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the Fund's shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) 50% of the Fund's outstanding shares.

The Fund observes the following fundamental restrictions.

The Fund may not:

     (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, and forward foreign exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

     (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

     (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

     (4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposits, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

     (7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on securities and securities indices, futures contracts on securities and securities indices and options on such futures, forward foreign exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

     (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

     (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

     (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or the Sub-Advisers to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

     (b) Purchase securities on margin or make short sales, unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts.

     (c) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or Sub-Advisers or any investment management subsidiary of the Adviser or Sub-Advisers individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

     (d) Purchase a security if, as a result, (a) more than 10% of the Fund's assets would be invested in securities of investment companies, (b) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or
     (c) more than 5% of the Fund's assets would be invested in any one such investment company provided, however, the Fund may not purchase a security of a closed-end investment company unless such purchase is made in the open market where no commission or profit to the sponsor or dealer results from the purchase other than customary broker's commissions, except in connection with a merger or other acquisition.

     (e) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

     (f) Invest for the purpose of exercising control over or management of any company.

     (g) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     (h) Purchase interests in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

     (i) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid securities subject to the 15% limit).

     (j) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and
     (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act or will fail to meet the diversification requirements for a regulated investment company under the Internal Revenue Code of 1986, as amended. Japanese corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market prices of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

RATINGS

As described in the Fund's Prospectus, the Fund's investments in debt securities must be in obligations rated A or better by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") or be of comparable quality in the judgment of the Adviser or a Sub-Adviser if no rating has been assigned by either service.

Moody's describes its three highest ratings for corporate bonds as follows:

"Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future."

Standard & Poor's describes its three highest ratings for corporate bonds as follows:

     "AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     "AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     "A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers and Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Trust during the past five years:

                                        POSITIONS HELD               PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                DURING THE PAST FIVE YEARS
 ----------------                       -------------                --------------------------
 (*)Edward J. Boudreau, Jr.             Chairman (1,2)               Chairman and Chief Executive Officer, the
 101 Huntington Avenue                                               Adviser and The Berkeley Financial Group
 Boston, Massachusetts                                               ("The Berkeley Group"); Chairman, NM Capital
                                                                     Management, Inc. ("NM Capital"); John Hancock
                                                                     Advisers International Limited ("Advisers
                                                                     International"); John Hancock Funds, Inc.,
                                                                     ("John Hancock Funds"); John Hancock Investor
                                                                     Services Corporation ("Investor Services")
                                                                     and Sovereign Asset Management Corporation
                                                                     ("SAMCorp") (herein after the Adviser, The
                                                                     Berkeley Group, NM Capital, Advisers
                                                                     International, John Hancock Funds, Investor
                                                                     Services and SAMCorp are collectively
                                                                     referred to as the "Affiliated Companies");
                                                                     Chairman, First Signature Bank & Trust;
                                                                     Director, John Hancock Freedom Securities
                                                                     Corp., John Hancock Capital Corp., New
                                                                     England/Canada Business Council; Member,
                                                                     Investment Company Institute Board of
                                                                     Governors; Director, Asia Strategic Growth
                                                                     Fund, Inc.; Trustee, Museum of Science;
                                                                     President, the Adviser (until July 1992).
                                                                     Chairman, John Hancock Distributors, Inc.
                                                                     (until April, 1994).

--------------
(*) An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD                PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                 DURING THE PAST FIVE YEARS
 ----------------                       -------------                 --------------------------
 Dennis S. Aronowitz                    Trustee (4)                   Professor of Law, Boston University School
 Boston University                                                    of Law; Trustee, Brookline Savings Bank;
 Boston, Massachusetts                                                Director, Boston University Center for
                                                                      Banking Law Studies (until 1990).

 Richard P. Chapman, Jr.                Trustee (4)                   President, Brookline Savings Bank.
 160 Washington Street
 Brookline, Massachusetts

 William J. Cosgrove                    Trustee (4)                   Vice President, Senior Banker and Senior
 20 Buttonwood Place                                                  Credit Officer, Citibank, N.A. (retired
 Saddle River, New Jersey                                             September 1991); Executive Vice President,
                                                                      Citadel Group Representatives, Inc.;
                                                                      Director, the Hudson City Savings Bank.

 Gail D. Fosler                         Trustee (4)                   Vice President and Chief Economist, The
 4104 Woodbine Street                                                 Conference Board (non-profit economic and
 Chevy Chase, MD                                                      business research).

 Bayard Henry                           Trustee (4)                   Corporate Advisor; Director, Fiduciary Trust
 31 Milk Street                                                       Company (a trust company); Director,
 Boston, Massachusetts                                                Groundwater Technology, Inc. (remediation);
                                                                      Samuel Cabot, Inc.; Advisor, Kestrel Venture
                                                                      Management.

------------------
(*) An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD              PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND               DURING THE PAST FIVE YEARS
 ----------------                       -------------               --------------------------
 (*)Richard S. Scipione                 Trustee (3)                 General Counsel, the Life Company; Director,
 John Hancock Place                                                 the Adviser, the Affiliated Companies, John
 P.O. Box 111                                                       Hancock Distributors, Inc., JH Networking
 Boston, Massachusetts                                              Insurance Agency, Inc., John Hancock
                                                                    Subsidiaries, Inc., SAMCorp, NM Capital and
                                                                    John Hancock Property and Casualty
                                                                    Insurance and its affiliates (until
                                                                    November, 1993); Trustee, The Berkeley
                                                                    Group.

 Edward J. Spellman, CPA                Trustee (4)                 Partner, KPMG Peat Marwick LLP (retired June
 259C Commercial Bld.                                               1990).
 Lauderdale, FL

 (*)Robert G. Freedman                  Vice Chairman and Chief     Vice Chairman and Chief Investment Officer,
 101 Huntington Avenue                  Investment Officer (2)      the Adviser; President, the Adviser (until
 Boston, Massachusetts                                              December 1994).

 (*)Anne C. Hodsdon                     President (2)               President and Chief Operating Officer, the
 101 Huntington Avenue                                              Adviser; Executive Vice President, the Adviser
 Boston, Massachusetts                                              (until December 1994); Senior Vice President;
                                                                    the Adviser (until December 1993); Vice
                                                                    President, the Adviser, until 1991.

 (*)Thomas H. Drohan                    Senior Vice President and   Senior Vice President and Secretary, the
 101 Huntington Avenue                  Secretary                   Adviser.
 Boston, Massachusetts

------------------
(*) An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                        POSITIONS HELD                  PRINCIPAL OCCUPATION(S)
 NAME AND ADDRESS                       WITH THE FUND                   DURING THE PAST FIVE YEARS
 ----------------                       -------------                   --------------------------
 (*)James B. Little                     Senior Vice President and       Senior Vice President the Adviser.
 101 Huntington Avenue                  Chief Financial Officer
 Boston, Massachusetts

 (*)John A. Morin                       Vice President                  Vice President, the Adviser.
 101 Huntington Avenue
 Boston, Massachusetts

 (*)Susan S. Newton                     Vice President, Assistant       Vice President and Assistant Secretary,
 101 Huntington Avenue                  Secretary and Compliance        the Adviser.
 Boston, Massachusetts                  Officer

 (*)James J. Stokowski                  Vice President and Treasurer    Vice President, the Adviser.
 101 Huntington Avenue
 Boston, Massachusetts

------------------
(*) An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's 1995 fiscal year. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                             PENSION OR
                                                             RETIREMENT
                                                              BENEFITS
                                     AGGREGATE               ACCRUED AS
                                    COMPENSATION            PART OF THE               TOTAL COMPENSATION FROM
                                        FROM                  FUND'S                 THE FUND AND JOHN HANCOCK
INDEPENDENT TRUSTEES                  THE FUND               EXPENSES               FUND COMPLEX TO TRUSTEES(1)
--------------------                ------------            -----------             ---------------------------
                                                                                        (Total of 17 Funds)

Dennis S. Aronowitz                   $  858                  $ --                          $ 61,050.00
Richard P. Chapman                       884                     616                          62,800.00
William J. Cosgrove                      858                     589                          61,050.00
Gail D. Fosler                           858                    --                            60,800.00
Bayard Henry                             833                    --                            58,850.00
Edward J. Spellman                       858                    --                            61,050.00
                                      ------                  ------                        -----------
                                      $5,149                  $1,205                        $365,600.00

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

The nominees of the Funds may at times be the record holders in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of December 1, 1995, the officers and trustees of the Trusts as a group ownewd less than 1% of the outstanding shares of each class of each of the Funds.

As of December 1, 1995, the following shareholders beneficially owned 5% or more of the outstanding shares of the Funds listed below:

                                                                 NUMBER OF SHARES OF            PERCENTAGE TO
 NAME AND ADRESS OF                   FUND AND CLASS OF           BENEFICIAL INTERST        OUTSTANDING SHARES OF
    SHAREHOLDER                             SHARES                      OWNED               THE CLASS OF THE FUND
 ------------------                   -----------------          -------------------        ---------------------
First Trust Company TTEE                Class A Shares                 138,128                       5.17%
Perspective Advisory Co
P.O. Box 173736
Denver, CO 90217-3736

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund receives its investment advice from the Adviser and the Sub-Advisers. Investors should refer to the Prospectus and below for a description of certain information concerning the investment management contract and the sub-investment management contracts.

Each of the Trustees and principal officers of the Trust who is also an affiliated person of the Adviser or the Sub-Advisers is named above, together with the capacity in which such person is affiliated with the Fund and the Adviser or the Sub-Advisers.

As described in the Fund's Prospectus under the caption "Organization and Management of the Fund," the Trust, on behalf of the Fund, has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the management of the Fund's portfolio assets.

The Adviser has entered into a sub-investment management contract with each Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the U.S. and Canada.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, a Sub-Adviser or any of their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or the Sub-Advisers for the Fund or for other funds or clients for which the Adviser or a Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, a Sub-Adviser or its affiliate may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

No person, other than the Adviser, the Sub-Advisers and their respective directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser and the Sub-Advisers may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all other officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund. Effective January 3, 1994, the Adviser has permanently waived the right to compensation for payment of any officers' salaries either directly or through reimbursement by the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds.), and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to conditions the Internal Revenue Service imposes with respect to multiple class structures.

As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is based on a stated percentage of the Fund's average daily net assets as follows:

             Net Asset Value                            Annual Rate
             ---------------                            -----------
             First $200,000,000                               0.80%
             Amount over $200,000,000                         0.70%

     From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

On August 31, 1995, the net assets of the Fund were $51,784,889. The investment management fee paid by the Fund is higher than the fee paid by most mutual funds but is comparable to the fee paid by similar funds which invest primarily in international securities. During the years ended August 31, 1995 and 1994, the Fund paid the Adviser fees in the amount of $430,725 and $307,356, respectively. For the year ended August 31, 1993, the Adviser did not receive a fee.

The Adviser pays JHAI a quarterly management fee at the annual rate as follows:

             Net Asset Value                            Annual Rate
             ---------------                            -----------
             First $200,000,000                               0.50%
             Amount over $200,000,000                       0.4375%

The Fund is not responsible for paying the JHAI's fee. As of September 1, 1994 JHAI has waived all but 0.05% of their fee:

The Adviser pays IAAL a fee at the annual rate equal to (a) .30% of the first $100 million of the Fund's average daily net assets managed by IAAL plus (b) the following additional amount, based on a percentage of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100 million which are managed by IAAL:

             Net Assets                            Percentage of Gross
          Managed by IAAL                             Management Fee
More than $100 million up to $250 million                  40%
More than $250 million                                     50%

The Fund is not responsible for paying IAAL's fee.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

Pursuant to their respective management contracts, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by them of their obligations and duties under the contract.

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and presently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

JHAI, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser and was formed in 1987 to provide international investment research and advisory services to U.S. institutional clients.

IAAL is a Hong-Kong based investment adviser located at One Exchange Square, Suite 2606-2608, Hong Kong.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract, the sub-investment management contract, and the distribution contract discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION CONTRACT

The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

During the fiscal year ended August 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                                Expense Items
                                                -------------

                                                Printing and                                   Interest,
                                                Mailing of                                     Carrying or
                                                Prospectuses to          Compensation to       Other Finance
                              Advertising       New Shareholders         Selling Brokers       Charges Other
                              -----------       ----------------         ---------------       -------------
Pacific Basin Equities
----------------------
Class A shares                $442,653          $22,010                  $412,277              $     0

Class B shares                $  79,972         $  1,282                 $245,556              $37,859

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the Prospectus. Methods of obtaining a reduced sales charge referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or, if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to the persons described in the Prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the money then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA, 401(k), 403(b) plans, and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period within 13 or 48 months the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

     Proceeds from the CDSC are paid to John Hancock Funds. and are used in whole or in part by John Hancock Funds. to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

     Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholders bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any of the other John Hancock funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

        A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

     The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

     The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Class A and Class B shares of the Fund will be sold exclusively to members of the public (other than the institutional investors described in the Prospectus) at net asset value. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

     Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

     Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class
(ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A and Class B shares are purchased.

     In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trust, except as set forth below.

     Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

     Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     Distributions of net investment income (which includes original issue discount and accrued recognized market discount) and any net realized capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectuses whether taken in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash which they would have received had they elected to receive the distribution in cash.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

     If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections if available ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investments in passive foreign investment companies and will undertake appropriate actions, including the consideration of any available elections, to limit its tax liability, if any, with respect to these investments.

     The amount of net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Sub-Advisers and whether the Adviser and the Sub-Advisers believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     Although its present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

     For Federal income tax purposes, the Fund is permitted to carryforward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $586,066 of capital loss carryforwards which expire on August 31, 2003.

     For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

     Forward foreign currency contracts and other investment techniques and practices which the Fund may utilize, as described above under "Investment Practices," may create "straddles" for United States Federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund and its distributions to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in these transactions.

     The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the election is made, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of the Fund in particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

     The Fund is not subject to Massachusetts corporate excise or franchise taxes, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

HONG KONG TAXES

Taxation of the Fund. The Fund will be subject to Hong Kong profits tax at the current rate of 16.5% if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Dividends and capital gains are exempt from profits tax in any event, as are profits from trading in securities listed on exchanges outside Hong Kong. Profits from trading in securities listed on a Hong Kong exchange may in certain cases be subject to profits tax.

Taxation of Shareholders. There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally share traders, financial institutions and certain companies carrying on business in Hong Kong), such gains may be considered to be part of the investor's normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 16.5% for corporations and 15% for individuals. Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in the Fund's shares provided that the register of shareholders is maintained outside of Hong Kong.

CALCULATION OF PERFORMANCE

     The average annual total return on Class A shares of the Fund for the 1 year, 5 years and life-of-fund periods ended August 31, 1995 was (12.29%), 9.11%, and 7.27%, respectively. The average annual total return on Class B shares of the Fund for the year ended August 31, 1995 since commencement of operations on March 7, 1994 shares was (12.96%) and (5.30%), respectively.

     The Fund's total return is computed by finding the average annual compounded rate of return over the one year and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

T = (the nth root of ERV divided by P) - 1

Where:

P   =        a hypothetical initial investment of $1,000.

T   =        average annual total return.

n   =        number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 years, and life-of-fund periods.

     In the case of Class A or Class B shares, this calculation assumes the maximum sales charge of 5.00% is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 5.00% sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

     From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

     Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S, BARRON'S, etc. may also be utilized.

     The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

     Decisions concerning the purchase and sale of portfolio securities of the Fund are made by officers of the Trust pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser, Sub-Advisers, and officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

     In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or a Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

     To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and the Sub-Advisers of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and the Sub-Advisers. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Advisers, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser and Sub-Advisers may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in consultation with the Sub-Advisers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser and Sub-Advisers in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended August 31, 1993, 1994, and 1995 the Fund paid negotiated brokerage commissions of $157,024, $405,841 and $246,610, respectively.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker-dealer which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker-dealer would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

     The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc. ("Sutro"), each, (an "Affiliated Broker"). Also included is W.I. Carr Group, a British brokerage firm specializing in Asian securities, which is directly owned by Banque Indosuez, the indirect parent of Indosuez Asia Advisers Limited. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended August 31, 1995, the Fund paid no brokerage commissions to Affiliated Brokers.

     Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser and the sub-Adviser, which are affiliated with the Affiliated Brokers, have, as investment advisers to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

TRANSFER AGENT SERVICES

     John Hancock Investor Services Corporation, ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

     Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services. The Trustees have determined that, except as otherwise permitted under applicable Securities and Exchange Commission "no-action" letters or exemptive orders, it is in the best interests of the Fund to hold foreign assets of the Fund in qualified foreign banks and depositories meeting the requirements of Rule 17f-5 under the Investment Company Act.

INDEPENDENT AUDITORS

     The independent accountants of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
-------------------------------------------------------------------

ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $47,312,553) ...............   $49,005,664
   Joint repurchase agreement (cost - $404,000) .....       404,000
                                                        -----------
                                                         49,409,664
  Cash ..............................................           628
  Foreign currency, at value (cost - $2,298,631) ....     2,162,102
  Receivable for shares sold ........................        29,712
  Receivable for investments sold ...................       547,615
  Interest receivable ...............................            65
  Dividends receivable ..............................        49,116
                                                        -----------
                    Total Assets ....................    52,198,902
                    -----------------------------------------------
LIABILITIES:
  Payable for shares repurchased ....................        35,871
  Payable for investments purchased .................       103,467
  Foreign taxes payable .............................        61,007
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ..............................       129,914
  Accounts payable and accrued expenses .............        83,754
                                                        -----------
                    Total Liabilities ...............       414,013
                    -----------------------------------------------
NET ASSETS:
  Capital paid-in ...................................    50,963,701
  Accumulated net realized loss on investments and
   foreign currency transactions ....................      (684,988)
  Net unrealized appreciation of investments and
   foreign currency transactions ....................     1,506,176
                                                        -----------
                    Net Assets ......................   $51,784,889
                    ===============================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $37,417,107 / 2,651,955 .................   $     14.11
  =================================================================
  Class B - $14,367,782 / 1,029,129 .................   $     13.96
  =================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($14.11 x 105.26%) ......................   $     14.85
  =================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED
AND EXPENSES INCURRED IN OPERATING THE FUND.IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended August 31, 1995
-----------------------------------------------------------------------

INVESTMENT INCOME:

  Dividends (net of foreign withholding taxes of $72,607)    $1,046,882
  Interest ..............................................       117,947
                                                             ----------
                                                              1,164,829
                                                             ----------
  Expenses:
   Investment management fee - Note B ...................       430,725
   Transfer agent fee - Note B
     Class A ............................................       167,564
     Class B ............................................        60,092
   Custodian fee ........................................       126,116
   Distribution/service fee - Note B
     Class A ............................................       124,405
     Class B ............................................       123,724
   Registration and filing fees .........................        58,256
   Printing .............................................        40,987
   Auditing fee .........................................        30,750
   Legal fees ...........................................        17,384
   Trustees' fees .......................................         6,024
   Miscellaneous ........................................         5,526
                                                             ----------
                    Total Expenses ......................     1,191,553
                    ---------------------------------------------------
                    Net Investment Loss .................       (26,724)
                    ---------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold .................      (761,693)
  Net realized loss on foreign currency transactions ....      ( 47,300)
  Change in net unrealized appreciation/depreciation
   of investments .......................................    (3,737,328)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .....................       (59,090)
                    Net Realized and Unrealized              ----------
                    Loss on Investments and
                    Foreign Currency Transactions .......    (4,605,411)
                    ===================================================
                    Net Decrease in Net Assets
                    Resulting from Operations ...........   $(4,632,135)
                    ===================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR ENDED AUGUST 31,
                                                                                                         --------------------------
                                                                                                             1995          1994
                                                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

  Net investment loss..................................................................................   $   (26,724)  $  (270,589)
  Net realized gain (loss) on investments sold and foreign currency transactions.......................      (808,993)    2,359,655
  Change in net unrealized appreciation/depreciation of investments and foreign currency transactions..    (3,796,418)    4,022,518
                                                                                                          -----------   -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....................................    (4,632,135)    6,111,584
                                                                                                          -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold and foreign currency transactions
   Class A - ($0.5482 and $0.4050 per share, respectively).............................................    (1,615,390)     (815,022)
   Class B** - ($0.5482 and none per share, respectively)..............................................      (485,450)           --
                                                                                                         ------------   -----------
     Total Distributions to Shareholders...............................................................    (2,100,840)     (815,022)
                                                                                                         -------------  -----------

FROM FUND SHARE TRANSACTIONS -- NET*...................................................................    (1,223,114)   39,876,044
                                                                                                         ------------   -----------

NET ASSETS:

  Beginning of period..................................................................................    59,740,978    14,568,372
                                                                                                         ------------   -----------
  End of period........................................................................................   $51,784,889   $59,740,978
                                                                                                         ============   ===========

* ANALYSIS OF FUND SHARE TRANSACTIONS:


                                                                                      YEAR ENDED AUGUST 31,
                                                                   -------------------------------------------------------
                                                                             1995                          1994
                                                                   --------------------------   --------------------------
                                                                     SHARES         AMOUNT        SHARES         AMOUNT
                                                                   ----------     -----------   -----------    -----------
CLASS A
Shares sold......................................................   1,831,046     $25,781,273     3,060,288   $ 45,798,982
Shares issued to shareholders in reinvestment of distributions...     112,000       1,558,965        50,799        779,990
                                                                   ----------     -----------   -----------   ------------
                                                                    1,943,046      27,340,238     3,111,087     46,578,972
Less shares repurchased..........................................  (2,455,590)    (34,756,404)   (1,044,694)   (15,671,855)
                                                                   ----------     -----------   -----------   ------------
Net increase (decrease)..........................................    (512,544)    $(7,416,166)    2,066,393   $ 30,907,117
                                                                   ==========     ===========   ===========   ============

CLASS B **
Shares sold......................................................   1,880,511     $26,138,987       633,031   $  9,493,869
Shares issued to shareholders in reinvestment of distributions...      31,341         434,079            --             --
                                                                   ----------     -----------   -----------   ------------
                                                                    1,911,852      26,573,066       633,031      9,493,869
Less shares repurchased..........................................  (1,481,266)    (20,380,014)      (34,488)      (524,942)
                                                                   ----------     -----------   -----------   ------------
Net increase.....................................................     430,586     $ 6,193,052       598,543   $  8,968,927
                                                                   ==========     ===========   ===========   ============

**Class B shares commenced operations on March 7, 1994


                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
                                                                       -----------------------------------------------------------
                                                                         1995           1994        1993         1992        1991
                                                                       -------        -------      -------      ------      ------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................  $ 15.88        $ 13.27      $  8.87      $ 9.05      $10.34
                                                                       -------        -------      -------      ------      ------
  Net Investment Income (Loss).......................................     0.02(a)(d)    (0.10)(a)    (0.11)(a)   (0.07)(a)   (0.01)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign
   Currency Transactions.............................................    (1.24)          3.12         4.51       (0.11)      (0.33)
                                                                       -------        -------      -------      ------      ------
   Total from Investment Operations..................................    (1.22)          3.02         4.40       (0.18)      (0.34)
                                                                       -------        -------      -------      ------      ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and
   Foreign Currency Transactions.....................................    (0.55)         (0.41)          --          --       (0.95)
                                                                       -------        -------      -------      ------      ------
   Total Distributions...............................................    (0.55)         (0.41)          --          --       (0.95)
                                                                       -------        -------      -------      ------      ------
  Net Asset Value, End of Period.....................................  $ 14.11        $ 15.88      $ 13.27      $ 8.87      $ 9.05
                                                                       =======        =======      =======      ======      ======
  Total Investment Return at Net Asset Value.........................    (7.65%)        22.82%       49.61%      (1.99%)     (2.15%)
  Total Adjusted Investment Return at Net Asset Value (c)(e).........       --             --        48.31%      (5.57%)     (5.19%)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..........................  $37,417        $50,261      $14,568      $3,222      $4,065
  Ratio of Expenses to Average Net Assets**..........................     2.05%          2.43%        2.94%       2.73%       2.75%
  Ratio of Adjusted Expenses to Average Net Assets (c)...............       --             --         4.24%       6.31%       5.79%
  Ratio of Net Investment Income (Loss) to Average Net Assets........     0.13%(d)      (0.66%)      (0.98%)     (0.82%)     (0.06%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (c)....       --             --        (2.28%)     (4.40%)     (3.10%)
  Portfolio Turnover Rate............................................       48%            68%         171%        179%        151%
  **Expense Reimbursement Per Share..................................       --             --      $  0.14      $ 0.31      $ 0.24


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PERIOD
                                                                                                 YEAR ENDED      ENDED
                                                                                                 AUGUST 31,    AUGUST 31,
                                                                                                    1995          1994
                                                                                                 ----------    ----------
CLASS B**
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................................................   $ 15.84        $15.11(b)
                                                                                                  -------        ------
  Net Investment Loss..........................................................................     (0.09)(a)     (0.09)(a)
  Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions............     (1.24)         0.82
                                                                                                  -------        ------
   Total from Investment Operations............................................................     (1.33)         0.73
                                                                                                  -------        ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and Foreign Currency Transactions...     (0.55)           --
                                                                                                  -------        ------
   Total Distributions.........................................................................     (0.55)           --
                                                                                                  -------        ------
  Net Asset Value, End of Period...............................................................   $ 13.96        $15.84
                                                                                                  =======        ======
  Total Investment Return at Net Asset Value...................................................     (8.38%)        4.83%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................................................   $14,368        $9,480
  Ratio of Expenses to Average Net Assets......................................................      2.77%         3.00%*
  Ratio of Net Investment Loss to Average Net Assets...........................................     (0.66%)       (1.40%)*
  Portfolio Turnover Rate......................................................................        48%           68%

  * On an annualized basis.

 ** Class B shares commenced operations on March 7, 1994.

(a) On average month end shares outstanding.

(b) Initial price at commencement of operations.

(c) On an unreimbursed basis without expense reduction.

(d) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE PACIFIC BASIN EQUITIES FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY COUNTRY. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
-------------------------------------------------------------------------------------
                                                                             MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES         VALUE
-------------------                                  ----------------      ----------
COMMON STOCKS
AUSTRALIA (12.50%)
  Amcor Ltd. (Paper)............................         160,000           $1,246,222
  Australian National Industries Ltd.
   (Diversified Operations).....................         730,000              642,132
  Broken Hill Proprietary Co., Ltd.
   (Diversified Operations).....................         121,000            1,755,733
  News Corp. Ltd. (The) (Publishing)............         207,000            1,188,993
  TNT Ltd. (Transportation).....................         365,600*             497,509
  Woolworth's Ltd. (Retail).....................         501,000*           1,145,057
                                                                           ----------
                                                                            6,475,646
                                                                           ----------
HONG KONG (19.91%)
  Amoy Properties Ltd. (Real Estate)............         550,000*             493,799
  Cheung Kong (Holdings) Ltd.
   (Real Estate)................................         150,000              744,090
  CITIC Pacific Ltd. (Diversified Operations)...         400,000            1,139,388
  Harbin Power Equipment Co., Ltd.
   (Machinery)**................................       1,300,000*             310,683
  Hongkong Electric Holdings Ltd.
   (Utilities)..................................         300,000            1,040,563
  Hong Kong Telecommunications Ltd.
   (Telecommunications).........................         200,000*             361,710
  HSBC Holdings Ltd. (Banks)....................         130,000            1,746,544
  Hutchison Whampoa Ltd,
   (Diversified Operations).....................         180,000*             867,330
  Hysan Development Co., Ltd.
   (Real Estate)................................         380,000*             797,701
  Sun Hung Kai Properties Ltd.
   (Real Estate)................................         160,000            1,162,641
  Swire Pacific Ltd. (A Shares)
   (Diversified Operations).....................         170,000            1,273,737
  Yizheng Chemical Fibre Co., Ltd.
   (Chemicals)..................................       1,250,000*             371,399
                                                                          -----------
                                                                           10,309,585
                                                                          -----------
INDONESIA (3.23%)
  PT Bank International Indonesia (Banks).......         239,800              867,575
  PT Indonesian Satellite, American
   Depositary Receipts
   (Telecommunications).........................          20,000*             702,500
  PT Semen Gresik (Building Products) #                   35,000*             105,008
                                                                          -----------
                                                                            1,675,083
                                                                          -----------
JAPAN (21.83%)
  Daido Steel Co., Ltd. (Steel).................         200,000          $ 1,012,581
  Fanuc Ltd. (Machinery)........................          18,000              822,952
  Itochu Corp. (Diversified Operations).........         200,000            1,243,735
  Jusco Co., Ltd. (Retail)......................          63,000            1,411,169
  Marui Co., Ltd. (Retail)......................          69,000            1,213,869
  Matsushita Electric Industrial Co., Ltd.
   (Electronics)................................          60,000*             938,938
  Minebea Co., Ltd. (Machinery).................         100,000*             777,335
  Sanwa Bank Ltd. (Banks).......................          39,000*             745,934
  Seino Transportation Co., Ltd.
   (Transportation).............................          50,000              833,589
  Sumitomo Trust & Banking Co., Ltd.
   (The) (Banks)................................         110,000*           1,496,369
  Toshiba Corp. (Electronics)...................         112,000              808,755
                                                                          -----------
                                                                           11,305,226
                                                                          -----------
KOREA (3.91%)
  Korea Line Co. (Transportation)...............          12,000*             364,718
  Korea Electric Power Corp. (Utilities)........          22,000*             773,927
  L.G. Chemical Ltd. (Chemicals)................          10,000*             208,226
  Samsung Electronics Co. (Electronics)**.......           3,700*             669,943
  Samsung Electronics Co. (Ord New 3)...........
   (Electronics)**..............................              45*               8,148
                                                                          -----------
                                                                            2,024,962
                                                                          -----------
MALAYSIA (8.53%)
  Aokam Perdana Berhad
   (Building Products)..........................         170,400              416,609
  DCB Holdings Berhad (Banks)...................         120,000*             355,912
  Land & General Berhad (Real Estate)...........         450,000            1,442,886
  Petronas Gas Berhad (Oil & Gas)**.............          43,000*             137,876

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


                                                                            MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES        VALUE
-------------------                                  ----------------     -----------
MALAYSIA (CONTINUED)
  Resorts World Berhad (Leisure &
   Recreation)....................................        250,000*        $ 1,302,605
  Sime Darby Berhad (Diversified
   Operations)....................................        300,000*            763,527
                                                                          -----------
                                                                            4,419,415
                                                                          -----------
NEW ZEALAND (3.86%)
  Brierley Investments Ltd. (Diversified
   Operations)....................................        735,000*            544,940
  Carter Holt Harvey Ltd. (Building
   Products)......................................        393,600             895,942
  Telecom Corporation of New Zealand
   (Telecommunications)...........................        140,000             555,411
                                                                          -----------
                                                                            1,996,293
                                                                          -----------
PHILIPPINES (2.09%)
  Benpres Holdings Corp., Global
   Depositary Receipts
   (Diversified Operations)**.....................          2,000*             14,500
  Manila Electric Co. (B Shares) (Utilities)......         71,800*            570,633
  Pilipino Telephone Corp.
   (Telecommunications)**.........................        513,000*            494,792
                                                                          -----------
                                                                            1,079,925
                                                                          -----------
SINGAPORE (13.01%)
  Fraser & Neave Ltd. (Beverages).................        100,000           1,132,845
  Hongkong Land Holdings Ltd.
   (Real Estate)..................................        280,000             509,600
  Jardine Matheson Holdings Ltd.
   (Diversified Operations).......................        130,000             936,000
  Keppel Corp. Ltd. (Diversified
   Operations)....................................        160,000           1,283,422
  Oversea-Chinese Banking Corp, (Banks)                    62,000*            698,002
  Singapore Press Holdings Ltd.
   (Publishing)...................................         82,440           1,136,943
  United Overseas Bank Ltd. (Banks)                       120,000*          1,038,559
                                                                          -----------
                                                                            6,735,371
                                                                          -----------
THAILAND (5.76%)
  Bangkok Bank (Banks)............................        125,000           1,396,648
  Electricity Generating Public Co., Ltd.
   (Utilities)**..................................        110,000*            344,573
  Italian-Thai Development Public Co., Ltd.
   (Construction).................................         64,000*            735,515
  Shinawatra Computer and Communication
   Public Co., Ltd. (Telecommunications)..........         22,000*            507,422
                                                                          -----------
                                                                            2,984,158
                                                                          -----------
                               TOTAL COMMON STOCKS
                                (Cost $47,312,553)         (94.63%)        49,005,664
                                                          -------         -----------

                                          INTREST        PAR VALUE              MARKET
ISSUER, DESCRIPTION                         RATE       (000'S OMITTED)           VALUE
-------------------                       -------      ---------------       ------------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.78%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities Inc. - Dated 08-31-95,
   Due 09-01-95 (secured by U.S.
   Treasury Bill, 5.540% Due 05-30-96
   and by U.S. Treasury Note, 5.625%
   Due 01-31-98) - Note A..............    5.80%         $   404             $   404,000
                                                                             -----------
     TOTAL SHORT-TERM INVESTMENTS
                   (Cost $404,000)                         (0.78%)               404,000
                                                         -------             -----------
                TOTAL INVESTMENTS                         (95.41%)           $49,409,664
                                                         =======             ===========

 *  Securities, other than short-term investments, newly added to the portfolio during the year ended August 31, 1995.

**  Non-income producing security.

 #  Security purchased on a delayed delivery basis. The Fund has segregated cash equal to the amount of the delayed delivery security. The price of the underlying security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


INDUSTRY DIVERSIFICATION (Unaudited)
--------------------------------------------------------------------------------
THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES OF OTHER COUNTRIES, PRIMARILY IN THE PACIFIC BASIN REGION. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY COUNTRY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                                MARKET VALUE OF
                                                                SECURITIES AS A
INVESTMENT CATEGORIES                                           % OF NET ASSETS
---------------------                                           ---------------
Banks.......................................................         16.12%
Beverages...................................................          2.19
Building Products...........................................          2.74
Chemicals...................................................          1.12
Construction................................................          1.42
Diversified Operations......................................         20.21
Electronics.................................................          4.68
Leisure & Recreation........................................          2.51
Machinery...................................................          3.69
Oil & Gas...................................................          0.27
Paper.......................................................          2.41
Publishing..................................................          4.49
Real Estate.................................................          9.95
Retail......................................................          7.28
Steel.......................................................          1.95
Telecommunications..........................................          5.06
Transportation..............................................          3.27
Utilities...................................................          5.27
Short-Term Investments......................................          0.78
                                                                     -----
                                           TOTAL INVESTMENTS         95.41%
                                                                     =====


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Pacific Basin Equities Fund (the "Fund"), John Hancock Global Rx Fund and John Hancock Global Retail Fund.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTION Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. For federal income tax purposes, the Fund has $586,066 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforward expires on August 31, 2003. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses of $67,979 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day (September 1, 1995) of the Fund's current taxable year. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be

                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

   At August 31, 1995, there were no open forward foreign currency exchange contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S.dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE
AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited ("JHAI"), a wholly-owned subsidiary of the Adviser, under which JHAI, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect

                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


to that portion of the Fund's assets invested in countries other than the United States and Canada. The Adviser and Indosuez Asia Advisers Limited ("IAAL") have a second subadvisary contract. Pursuant to such contract, IAAL serves as co-subadviser to the Fund with JHAI. IAAL provides additional expertise in Asian and Pacific Basin countries.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser pays JHAI a quarterly management fee equivalent, on an annual basis, to the sum of (a) 0.50% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.4375% of the Fund's average daily net asset value in excess of $200,000,000. As of September 1, 1994, JHAI has waived all but 0.05% of their fee. The Adviser pays IAAL a quarterly subadvisory fee at the annual rate of (a) 0.30% of the first $100,000,000 of the Fund's average daily net assets managed by IAAL plus (b) 0.40% of the gross management fee received by the Adviser pursuant to the investment management contract with respect to the Fund's average daily net assets in excess of $100,000,000 which are managed by IAAL (the rate increases to 50% on net assets in excess of $250,000,000).

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended August 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $216,466. Out of this amount, $20,415 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $70,900 was paid as sales commissions to unrelated broker-dealers and $125,151 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $51,067.

   In addition, to compensate JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Pacific Basin Equities Fund


   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, Class A and Class B shares pay transfer agent fees based on transaction volume and the number of shareholder accounts. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.40% and 0.42% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund for proxy mailings.

   Messrs. Edward J. Boudreau, Jr., Francis C. Cleary, Jr., and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 10,000 shares of beneficial interest of the Fund. Trustee Edward J. Boudreau, Jr. is Managing Director of JHAI. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended August 31, 1995, aggregated $24,184,740 and $26,307,535, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1995.

   The cost of investments owned at August 31, 1995 (including the joint repurchase agreement) for federal income tax purposes was $47,747,494. Gross unrealized appreciation and depreciation of investments aggregated $4,323,146 and $2,660,976, respectively, resulting in net unrealized appreciation of $1,662,170.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1995, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $135,800, a decrease in accumulated net investment loss of $26,724 and a decrease in capital paid-in of $162,524. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

                John Hancock Funds - Pacific Basin Equities Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Pacific Basin Equities Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Pacific Basin Equities Fund (the "Fund") (a portfolio of John Hancock World Fund) at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended August 31, 1995.

   The Fund distributed to shareholders of record December 23, 1994 and paid on December 29, 1994, a capital gain dividend of $649,953. Shareholders were mailed a 1994 U.S. Treasury Department Form 1099-DIV in January 1995 representing their proportionate share. It is anticipated that there will be a distribution from sales of securities to shareholders of record on December 22, 1995 and payable December 28, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

   None of the distributions qualify for the dividends received deduction available to corporations.

JOHN HANCOCK

GLOBAL Rx
FUND
CLASS A AND CLASS B SHARES
PROSPECTUS
JANUARY 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Expense Information...................................................................    2
The Fund's Financial Highlights.......................................................    3
Investment Objective and Policies.....................................................    4
Organization and Management of the Fund...............................................    8
Alternative Purchase Arrangements.....................................................    9
The Fund's Expenses...................................................................   11
Dividends and Taxes...................................................................   12
Performance...........................................................................   13
How to Buy Shares.....................................................................   14
Share Price...........................................................................   16
How to Redeem Shares..................................................................   22
Additional Services and Programs......................................................   24

  This Prospectus sets forth information about John Hancock Global Rx Fund (the "Fund"), as a non-diversified series of John Hancock World Fund (the "Trust"), that you should know before investing. Please read and retain it for future reference.
  Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated January 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing to or by telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291, (1-800-554-6713 TDD).
  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase shares of the Fund. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund for the fiscal year ended August 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.

                                                                                                             CLASS A   CLASS B
                                                                                                             SHARES    SHARES
                                                                                                             -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (As percentage of offering price)................................   5.00%      None
Maximum sales charge imposed on reinvested dividends.......................................................    None      None
Maximum deferred sales charge..............................................................................    None*    5.00%
Redemption fees+...........................................................................................    None      None
Exchange fee...............................................................................................    None      None
ANNUAL FUND OPERATING EXPENSES (As a percentage of average net assets)
Management fee.............................................................................................   0.80%     0.80%
12b-1 fee**................................................................................................   0.30%     1.00%
Other expenses.............................................................................................   1.48%     1.48%
Total Annual Fund Operating Expenses.......................................................................   2.58%     3.28%

 * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses."
  + Redemption by wire fee (currently $4.00) not included.

                                   EXAMPLE                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                -------      --------      --------      ---------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return.
Class A Shares................................................................    $75          $126          $180          $327
Class B Shares
    -- Assuming complete redemption at end of period..........................    $82          $131          $191          $342
    -- Assuming no redemption.................................................    $32          $101          $171          $342

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown).
  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.
  The management fee and Rule 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS
  The following financial highlights have been audited by the Fund's independent accountants. Price Waterhouse LLP's report on the Fund's financial statements and financial highlights for the year ended August 31, 1995 is included in the Annual Report which is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation, at the address or telephone number listed on the front page of this Prospectus.
  Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                                                                                 FOR THE PERIOD
                                                                                                                 OCTOBER 1, 1991
                                                                         YEAR ENDED AUGUST 31,                  (COMMENCEMENT OF
                                                            -----------------------------------------------      OPERATIONS) TO
                                                                 1995                1994            1993        AUGUST 31, 1992
                                                            ---------------     ---------------     -------     -----------------
Class A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................     $ 16.51            $ 13.38         $ 13.34          $ 10.00
                                                                -------             -------         -------          -------
Net Investment Loss.........................................       (0.36)(b)          (0.32)          (0.23)           (0.03)
Net Realized and Unrealized Gain on Investments and
  Foreign Currency Transactions.............................        5.46               3.45            0.27             3.37
                                                                -------             -------         -------          -------
Total from Investment Operations............................        5.10               3.13            0.04             3.34
                                                                -------             -------         -------          -------
Net Asset Value, End of Year................................     $ 21.61            $ 16.51         $ 13.38          $ 13.34
                                                                =======             =======         =======          =======
Total Investment Return at Net Asset Value..................       30.89%             23.39%           0.30%           33.40%(e)
Total Adjusted Investment Return at Net Asset Value(d)(f)...          --                 --            0.04%           32.11%(e)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...................     $24,394            $18,643         $15,647          $14,702
Ratio of Expenses to Average Net Assets+....................        2.56%              2.55%           2.50%            1.98%*
Ratio of Adjusted Expenses to Average Net Assets(d).........          --                 --            2.76%            3.39%*
Ratio of Net Investment Loss to Average Net Assets..........       (1.99%)            (2.01%)         (1.67%)          (0.51%)*
Ratio of Adjusted Net Investment Loss to Average Net
  Assets(d).................................................          --                 --           (1.93%)          (1.92%)*
Portfolio Turnover Rate.....................................          38%                52%             93%              48%
+Expense Reimbursement Per Share............................          --                 --         $ 0.035          $ 0.085

                                                              YEAR ENDED         PERIOD ENDED
                                                            AUGUST 31, 1995     AUGUST 31, 1994
                                                                -------         ---------------
Class B**
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................      $16.46           $17.29(a)
                                                                -------             -------
Net Investment Loss.........................................       (0.55)(b)          (0.17)(b)
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions.............................        5.44              (0.66)(c)
                                                                -------             -------
Total from Investment Operations............................        4.89              (0.83)
                                                                -------             -------
Net Asset Value, End of Period..............................      $21.35             $16.46
                                                                =======             =======
Total Investment Return at Net Asset Value..................       29.71%             (4.80%)(e)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...................      $6,333             $1,071
Ratio of Expenses to Average Net Assets.....................        3.45%              3.34%*
Ratio of Net Investment Loss to Average Net Assets..........       (2.91%)            (2.65%)*
Portfolio Turnover Rate.....................................          38%                52%

---------------
  * On an annualized basis.
 ** Class B shares commenced operations on March 7, 1994.
(a) Initial price at commencement of operations.
(b) On average month end shares outstanding.
(c) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) On an unreimbursed basis without expense reduction.
(e) Not annualized.
(f) Unaudited.

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to achieve long-term capital appreciation through investments in an international portfolio consisting primarily of equity securities of issuers in the health care industry. Accordingly, the Fund seeks to increase the value of shareholder investments, and any current income is incidental to this objective. There can be no assurance that the Fund will achieve its investment objective.

-------------------------------------------------------------------------------
                   THE FUND SEEKS LONG-TERM CAPITAL
                   APPRECIATION THROUGH AN INTERNATIONAL
                   PORTFOLIO CONSISTING PRIMARILY OF EQUITY
                   SECURITIES OF ISSUERS IN THE HEALTH CARE
                   INDUSTRY.
-------------------------------------------------------------------------------
Under normal conditions, the Fund will invest at least 65% of its total assets in the securities of health care companies. A "health care" company is one in which at least 50% of gross revenues are derived from, or 50% of gross assets are committed to, health care activities as of the end of its last fiscal year or its most recent publicly available financial statement. The health care industry is diverse, including companies which design, produce and/or sell prescription drugs and over-the-counter medicines, drug delivery systems and medical and analytical instruments; companies which own and/or manage health care facilities; and companies involved in biotechnology. Because the Fund concentrates its investments in the health care industry, its performance is closely tied to conditions in this industry. The types of products and services comprising this industry tend to become obsolete quickly with the discovery of more effective medical techniques. Additionally, the companies providing these services and products are subject to strict government regulation which could have an unfavorable impact on the price and supply of their services and products. Because the Fund is non-diversified it will be more susceptible to adverse developments affecting any single issuer.

FOREIGN SECURITIES. The Fund invests in common stocks and in securities convertible into or with rights to purchase common stock of U.S. and foreign issuers. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The Fund will not purchase any convertible securities rated below "B" by a major rating agency. The Fund may invest in American Depositary Receipts ("ADRs"), which are receipts typically issued by an American bank or trust company representing underlying shares of foreign issuers. Issuers of unsponsored ADRs are not required to disclose material information in the United States, and therefore, there may not be a correlation between that information and the market value of an unsponsored ADR. Because the Fund has a limited scope of investment through its concentration in the health care industry, it seeks investments without regard to geographical borders. Normally, the Fund will invest in the securities markets of at least three countries including the United States. A significant portion of the Fund's investments are expected to be in countries with developing markets, and in smaller capitalization developing-growth companies with relatively limited operating histories as publicly traded companies, and without regard to a record of profits or dividends. The Fund may invest up to 15% of its net assets in securities for which no readily available market exists.

-------------------------------------------------------------------------------
                   THE FUND MAY EMPLOY CERTAIN INVESTMENT
                   STRATEGIES TO HELP ACHIEVE ITS INVESTMENT
                   OBJECTIVE.
-------------------------------------------------------------------------------

FOREIGN CURRENCIES. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain which might result from an increase in the value of that currency.

RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

SHORT SALES. The Fund may engage in short sales "against the box," as well as short sales to hedge against or profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily, cash or U.S. government securities according to applicable regulatory requirements. See the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.

OPTIONS TRANSACTIONS. To earn income from the premiums received, the Fund may write listed and over-the-counter covered call and put options on debt and equity securities, securities indices and foreign currency. The Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Fund may purchase listed and over-the-counter call and put options on securities, securities indices and currency. The SEC considers over-the-counter options to be illiquid except under prescribed conditions, which are discussed in detail in the Statement of Additional Information.

The Fund's ability to use futures contracts and options to hedge or earn income successfully will depend on the ability of John Hancock Advisers Inc.'s (the "Adviser") to predict accurately the future direction of securities prices, interest rate changes, currency exchange rate fluctuations and other market factors. The risk of loss on futures transactions is potentially unlimited. There is no assurance that a liquid market for futures and options will always exist to permit the Fund to curtail losses by closing out a position. In addition, the Fund could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

CASH, REPURCHASE AGREEMENTS AND WHEN-ISSUED SECURITIES. The Fund may hold cash or invest in investment grade U.S. or foreign corporate debt securities (those rated at the time of purchase within the four highest grades by Moody's Investors Services, Inc. or Standard and Poor's Ratings Group, or those which the Adviser deems to be of comparable quality), and money market instruments or securities issued by the U.S. and foreign governments and their agencies or instrumentalities.

The Fund may enter into repurchase agreements and may purchase securities on a when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid high-grade debt securities equal in value to its when-issued securities. Purchasing securities on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

The Fund's portfolio turnover rate for recent years is shown in the section "The Fund's Financial Highlights." Over the past several years, political and economic events in foreign countries and in the health care industry have affected the Fund's geographic allocation of assets. Consequently, the Fund's portfolio turnover has been relatively high, as the Fund repositioned its investments to limit risk and take advantage of evolving investment opportunities. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage transaction costs which will be borne by the Fund and its shareholders, and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or nonfundamental. Fundamental investment restrictions may not be changed without shareholder approval. All other investment policies and restrictions are nonfundamental and can be changed by a vote of the Trustees without shareholder approval. These changes may result in the Fund having investment objectives different from the objectives which you considered appropriate at the time of your investment in the Fund.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

GLOBAL RISKS. Investments in foreign securities may involve certain risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with maintaining custody of foreign securities, and the increased research necessary for international investing results in a higher advisory fee.

-------------------------------------------------------------------------------
                   INVESTMENTS IN FOREIGN SECURITIES MAY
                   INVOLVE RISKS AND CONSIDERATIONS THAT ARE
                   NOT PRESENT IN DOMESTIC INVESTMENTS.
-------------------------------------------------------------------------------

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of business, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Investing in securities of smaller capitalization developing-growth companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility in these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. Securities of these companies involve higher investment risks than those normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc., and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN BASED ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a separate, non-diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust in 1986. The Trust's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Trust with different investment objectives. The Trustees may also classify or reclassify any series into one or more classes. Accordingly, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A shares and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class of shares bears different distribution fees, and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

The Fund is not required to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through selected broker-dealers ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC.
                   ADVISES INVESTMENT
                   COMPANIES HAVING A TOTAL
                   VALUE OF MORE THAN
                   $16 BILLION.
-------------------------------------------------------------------------------
order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

Day to day management of the Fund is carried out by Linda Miller. Ms. Miller joined the Adviser in 1995, after more than ten years as an investment research analyst in the health-care group at Paine Webber. Ms. Miller is a Vice-President of the Adviser.

The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments.

-------------------------------------------------------------------------------
                   THE FUND HAS AN INDEPENDENT MEDICAL
                   ADVISORY BOARD.
-------------------------------------------------------------------------------

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS
You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative," Class B. Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE
                   PLAN ALLOWS YOU TO CHOOSE
                   THE METHOD OF PAYMENT
                   THAT IS BEST FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B. SHARES. You will not incur a sales charge when you purchase Class B. shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B. SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL FOR YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investments and business affairs, the Fund pays a fee to the Adviser, which for the 1995 fiscal year, was 0.80% of the Fund's average daily net assets. The investment management fee paid by the Fund is higher than the fee paid by most mutual funds but comparable to the fee paid by similar funds which invest primarily in international securities.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including, but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs by it under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended August 31, 1995 an aggregate of $205,352 of distribution expenses or 6.09% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

Information on the Fund's total expenses is in the Fund's Financial Highlights section of the prospectus.

DIVIDENDS AND TAXES

Dividends from the Fund's net investment income are declared and paid annually. Short-term and long-term capital gains, if any, are generally distributed annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid in January of a given year, but they may be taxable as if you received them the previous December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

The Fund anticipates that it will be subject to foreign withholding or other foreign taxes on income (possibly including, in some cases, capital gains) on certain of its foreign investments, which will reduce the yield from those investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro-rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. In many states, a portion of the Fund's dividends which represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.

PERFORMANCE

Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS TOTAL RETURN.
-------------------------------------------------------------------------------

Total return calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at a lower sales charge would result in higher performance figures. Total return for the Class B shares reflects the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including the Fund's performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is a historical calculation, and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------

    The minimum initial investment is $1,000 ($250 for group investments and retirement plans).

-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
-------------------------------------------------------------------------------

    Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
    ----------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  2.   Deliver the completed application and check to your
                       registered representative or Selling Broker or mail it
                       directly to Investor Services.
--------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling
                       1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Global Rx Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application,
    ACCUMULATION       designating a bank account from which your funds may be
                       drawn.
 -------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A
                   AND CLASS B SHARES.
--------------------------------------------------------------------------------

    PROGRAM
    (MAAP)        2.   The amount you elect to invest will be automatically
                       withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-by-Phone" and "Bank Information"
                       sections on the Account Privileges Application
                       designating a bank account from which your funds may be
                       drawn. Note that in order to invest by phone, your
                       account must be in a bank or credit union that is a
                       member of the Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free at 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s)
                       in which your account is registered, the Fund name, the
                       class of shares you own, your account number, and the
                       amount you wish to invest.
                  4.   Your investment normally will be credited to your
                       account the business day following your phone request.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BY CHECK      1.   Either complete the detachable stub included in your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES. (CONTINUED)
-------------------------------------------------------------------------------

              2. Make your check payable to John Hancock Investor Services Corporation.
              3.   Mail the account information and check to:
                   John Hancock Investor Services Corporation.
                   P.O. Box 9115
                   Boston, MA 02205-9115
                   or deliver it to your registered representative or Selling Broker.

-------------------------------------------------------------------------------

BY WIRE       Instruct your bank to wire funds to:
                   First Signature Bank & Trust
                   John Hancock Deposit Account No. 900000260
                   ABA Routing No. 211475000
                   For credit to: John Hancock Global Fund
                   (Class A or Class B shares)
                   Your Account Number
                   Name(s) under which account is registered

--------------------------------------------------------------------------------

Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS, WHICH
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE

The net asset value ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Trustees has determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                             REALLOWANCE TO
                                                           COMBINED          SELLING BROKERS
    AMOUNT                        SALES CHARGE AS         REALLOWANCE              AS
   INVESTED   SALES CHARGE AS     A PERCENTAGE OF     AND SERVICE FEE AS     A PERCENTAGE OF
  (INCLUDING  A PERCENTAGE OF        THE AMOUNT         A PERCENTAGE OF       THE OFFERING
SALES CHARGE)  OFFERING PRICE         INVESTED         OFFERING PRICE(+)        PRICE(*)
------------------------------    ----------------    -------------------    ---------------
Less than
 $50,000             5.00%               5.26%                4.25%                4.01%
$50,000 to
  $99,999            4.50%               4.71%                3.75%                3.51%
$100,000 to
  $249,999           3.50%               3.63%                2.85%                2.61%
$250,000 to
  $499,999           2.50%               2.56%                2.10%                1.86%
$500,000 to
  $999,999           2.00%               2.04%                1.60%                1.36%
$1,000,000 and
  over               0.00%(**)           0.00%(**)            (***)                0.00%(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.

(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate, as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge will be imposed. The rate of the CDSC will depend on the amount invested as follows:

                            AMOUNT INVESTED                             CDSC RATE
---------------------------------------------------------------------------------
$1 million to $4,999,999................................................   1.00%
Next $5 million to $9,999,999...........................................   0.50%
Amounts of $10 million and over.........................................   0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENTS IN
                   CLASS A SHARES.
-------------------------------------------------------------------------------

1.  Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A shares."

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge, in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends or distributions, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

-    Proceeds of 50 shares redeemed at $12 per share                            $ 600
-    Minus proceeds of 10 shares not subject to CDSC because they were
     acquired through dividend reinvestment (10 X $12)                           -120
-    Minus appreciation on remaining shares, also not subject to CDSC (40 X
     $2)                                                                         - 80
                                                                                -----
-    Amount subject to CDSC                                                     $ 400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses all or part of them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the

CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                    YEAR IN WHICH
                   CLASS B SHARES                        CONTINGENT DEFERRED SALES
                 REDEEMED FOLLOWING                      CHARGE AS A PERCENTAGE OF
                      PURCHASE                         DOLLAR AMOUNT SUBJECT TO CDSC
-----------------------------------------------------  -----------------------------
First                                                               5.0%
Second                                                              4.0%
Third                                                               3.0%
Fourth                                                              3.0%
Fifth                                                               2.0%
Sixth                                                               1.0%
Seventh and thereafter                                              None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances defined below:

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How To Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
 70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.
- Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.
- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur at the end of the month eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.
--------------------------------------------------------------------------------

BY TELEPHONE         All Fund shareholders are eligible automatically for the
                     telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through
                     Friday, excluding days on which the New York Stock Exchange is closed. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------

                     You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address shown on the account.

                     If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures mentioned above.

                     Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.

                     During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
-------------------------------------------------------------------------------
BY WIRE If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days. Your bank may or may not charge a fee for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                     This feature may be elected by completing the "Telephone Redemption" section on the Account Privileges Application included with this Prospectus.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
IN WRITING         Send a stock power or "letter of instruction" specifying
                   the name of the Fund, the dollar amount or the number of
                   shares to be redeemed, your name, class of shares, your
                   account number and the additional requirements listed below that apply to your particular account.
-------------------------------------------------------------------------------
TYPE OF REGISTRATION                REQUIREMENTS
Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
  Proprietorship, Custodial         where applicable) by all persons authorized
  (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
  Minors Act), General Partners     registered with the signature(s) guaran-
                                    teed.
Corporation, Association            A letter of instruction and a corporate
                                    resolution, signed by person(s) authorized
                                    to act on the account, with the signature(s)
                                    guaranteed.
Trusts                              A letter of instruction signed by the
                                    Trustee(s) with a signature(s) guaranteed.
                                    (If the Trustee's name is not registered on
                                    your account, also provide a copy of the
                                    trust document, certified within the last 60
                                    days.)
If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
-----------------------------------------------------------------------------
A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------
THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can only exchange shares of each class of the Fund for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND FOR
                   SHARES OF THE SAME CLASS OF ANOTHER JOHN
                   HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule that was in effect at your initial purchase date.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in John Hancock funds that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment, for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares.

-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THIS FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund(s) name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN
1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS
                   FROM YOUR RETIREMENT ACCOUNT TO COMPLY
                   WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

3. Payments from your account can be made monthly, quarterly, semi-annually, or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to an initial sales charges on your purchases of Class A shares or a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)
1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares, under the "Automatic Investing" and "Bank Information" sections on the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate investment of all participants in the group must be at least $250.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

   RETIREMENT PLANS

1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) plans), Tax-Sheltered Annuity Retirement Plans (403(b) or TSA Plans), and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

JOHN HANCOCK
GLOBAL Rx FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP
   160 Federal Street
   Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For: Service Information
    Telephone Exchange
    Investment-by-Phone
    Telephone Redemption
    call 1-800-225-5291
    For TDD  call 1-800-554-6713

JHD-2800P 1/96       (LOGO) Printed on Recycled Paper

JOHN HANCOCK
GLOBAL Rx
FUND
CLASS A AND CLASS B SHARES
PROSPECTUS
JANUARY 1, 1996

A MUTUAL FUND SEEKING
LONG-TERM CAPITAL
APPRECIATION THROUGH
INVESTMENTS IN AN
INTERNATIONAL
PORTFOLIO CONSISTING
PRIMARILY OF EQUITY
SECURITIES OF ISSUERS
IN THE HEALTH CARE
INDUSTRY.


101 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS 02199-7603
TELEPHONE 1-800-225-5291

                                  JOHN HANCOCK

                                 GLOBAL RX FUND

                           CLASS A AND CLASS B SHARES

                                  STATEMENT OF

                             ADDITIONAL INFORMATION

                                JANUARY 1, 1996

This Statement of Additional Information provides information about John Hancock Global Rx Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Shares Prospectus, dated January 1, 1996 (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                1-(800)-225-5291


                               TABLE OF CONTENTS

                                                              Statement of     Cross Referenced
                                                              Additional       to Class A and
                                                              Information      Class B
                                                              Page             Prospectus Page
Organization Of The Fund                                           2                8
Investment Objective And Policies                                  2                4
Certain Investment Practices                                       2                4
Those Responsible for Management                                  14                8
Investment Advisory And Other Services                            20                9
Distribution Contract                                             22                --
Net Asset Value                                                   24                16
Initial Sales Charge on Class A shares                            24                16
Deferred Sales Charge on Class B shares                           26                19
Special Redemptions                                               26                --
Additional Services And Programs                                  26                24

Description Of The Fund's Shares                                  28                16
Tax Status                                                        29                12
Calculation Of Performance                                        33                13
Brokerage Allocation                                              34                --
Transfer Agent Services                                           35            Back Cover
Custody Of Portfolio                                              36            Back Cover
Independent Auditors                                              36            Back Cover
Appendix A-Description of Bond and Commercial Paper Ratings       37                6
Financial Statements

ORGANIZATION OF THE FUND

John Hancock Global Rx Fund (the "Fund") is organized as a separate, non-diversified portfolio of the John Hancock World Fund (the "Trust"), an open-end management investment company organized in August 1986 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Prior to January 1, 1991, when the Trust changed its name, the Trust was known as John Hancock World Trust. On January 1, 1995, the Fund changed its name from John Hancock Freedom Global Rx. The Adviser is an indirect, wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation through investments in an international portfolio consisting primarily of equity securities of issuers in the health care industry. See "Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund will achieve its investment objective.

CERTAIN INVESTMENT PRACTICES

Forward Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid high-grade liquid debt securities (i.e. securities rated in one of the top three rating categories by Moody's Investor Service, Inc. ("Moodys") or Standard & Poor's Rating Group ("Standard & Poor's) in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. On the date when the Fund enters into a forward commitment it will segregate in a separate account cash or liquid high-grade liquid debt securities having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets will be valued at market daily, and additional cash or securities will be added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Although the Fund will enter into forward commitments with the intention of acquiring the securities, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term capital gain or loss upon the sale of forward commitments.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and the expense of enforcing its rights.

Characteristics and Risks of Foreign Securities Markets. The securities markets of many countries have in the past moved relatively independently of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If securities traded in markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility may be reduced. Since the Fund may invest in securities quoted or denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates may affect the value of its portfolio securities. Currency exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund attributable to such investment as measured in U.S. dollars, will be affected favorably or unfavorably by changes in the relationship of the U.S. dollar to other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities may be longer than the three (3) day customary settlement time for U.S. securities, or less frequent than in the U.S., which could affect the liquidity of the Fund's investments. The Adviser will monitor the settlement time for foreign securities and take undue settlement delays into account in considering the desirability of allocating investments among specific countries.

The Fund may invest in companies located in developing countries which, compared to the U.S. and other developed countries, may have relatively unstable governments, economies based on only a few industries and securities markets which trade only a small number and volume of securities. Prices on exchanges located in developing countries tend to be volatile and, in the past, securities traded on those exchanges have offered a greater potential for gain (and loss) than securities traded on exchanges in the U.S. and more developed countries.

In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these countries.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the Securities and Exchange Commission, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (c) (ii) and (iii) below, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (3) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (4) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must constitute less than 30% of the Fund's gross income for its taxable year in order for the Fund to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Financial Futures Contracts. The Fund may hedge its portfolio by selling financial futures contracts on debt or equity securities, securities indices or currency as an offset against the effect of expected increases in interest rates or declines in securities prices or foreign currency values. In addition, the Fund may purchase such futures contracts as an offset against the effect of expected changes in interest rates or in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market, and currency fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using financial futures contracts. The Fund will enter into futures contracts for hedging and speculative purposes to the extent permitted by the regulations of the Commodities Futures Trading Commission ("CFTC").

Futures contracts have been designed by boards of trade which have been designated as "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

Although certain futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the Fund sells a futures contract and the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the Fund purchases a futures contract and the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of futures contracts, including a closing transaction. For a discussion of certain Federal income tax considerations of trading in futures contracts, see the information under the caption "Tax Status" below.

At the time the Fund enters into a futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "mark to the market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing net asset value, the Fund will mark to the market its open futures positions.

Successful hedging depends on a strong correlation between the market for the underlying securities or currency and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being a perfect one and even a correct forecast of general interest rate, securities market or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency and futures markets which could create an imperfect correlation between the markets and which could cause a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate and securities price levels, maturities, and creditworthiness of issuers. The degree of imperfection may be increased if the debt securities underlying an interest rate futures contract are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities or currency being hedged will not move in complete correlation with the price of the futures contract used as a hedging instrument. Although the Adviser believes that the use of futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. In addition, the low margin deposits for futures transactions permit an extremely high degree of leverage. A relatively small change in the value of the instrument underlying a futures contract may result in losses or gains in excess of the amount invested.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Finally, although the Fund engages in futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Other Considerations. The Fund will engage in futures transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities, securities indices and currency in order to earn additional income from the premiums received. In addition, the Fund may purchase such listed and over-the-counter call and put options. The extent to which the Fund will engage in options transactions will depend upon market conditions, the availability of alternative strategies and the future movement of securities prices, interest rates and currency exchange rates. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities or currency underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities or currency and (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than the exercise price of the written call, if the difference is maintained by the Fund in cash, U.S. government securities, or high-grade liquid short-term obligations (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's) in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as on or later than the call written. The Fund will cover call options on securities indices by maintaining an adequate degree of correlation between the securities in the underlying index and the securities in all or part of its portfolio.

If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security or currency. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, is less than the cost to the Fund of the underlying security or currency, the Fund's loss would be reduced by the amount of the option premium.

As writer of a covered put option, the Fund will write a put option only with respect to the underlying securities or currency it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, or liquid high-grade debt securities with a value equal to the price at which the underlying security or currency may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security or currency as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

In writing listed or over-the-counter covered put options on securities or currency, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security or currency, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

If the Fund as the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, the Fund may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation.

The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the cash or proceeds from the concurrent sale of any securities or currency covering to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrently with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security or currency owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The SEC staff has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's net assets. The SEC staff, however, has provided a partial exemption from the above restrictions on transactions in OTC options. The SEC staff allows the Fund to exclude from its 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that two conditions are met. First, the other party to the OTC options must be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

Portfolio Trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary in the management's view to achieve the objectives of the Fund. Management does not expect that in pursuing the Fund's objective, unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such objective. Management believes unsettled market and economic conditions during certain periods may require greater portfolio turnover in pursuing the Fund's objective than would otherwise be the case.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) 50% of the Fund's outstanding shares.

         The Fund observes the following fundamental restrictions. The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on future contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph 3 below, are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund's total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets on securities of issuers in the health care industry.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

         The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or repurchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to be participation in a joint securities trading account.

(b) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

(d) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5%, and together own beneficially more than 5%, of the securities of such issuer.

(e) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund, or (iii) more than 5% of the Fund's assets would be invested in any one such investment company.

(f) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

(g) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid securities subject to the 15% limit.)

Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interests of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy. The Fund has agreed with a states securities administrator that it will not purchase the following securities:

         The Fund will not invest in real estate limited partnership interests.

         The Fund may not purchase securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company. The Fund has no current intention of investing in other investment companies.

         Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         Purchase interests in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

         The Fund will not invest more than 15% of its total assets in the aggregate in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation, and in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         The Fund will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Trust and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or directors of the Adviser or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation of employment of the Trustees and principal officers of the Fund:

                                       POSITIONS HELD               PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                       WITH THE FUND                DURING THE PAST FIVE YEARS
----------------                       -------------                --------------------------
*Edward J. Boudreau, Jr.               Chairman (1,2)               Chairman and Chief Executive Officer, the
101 Huntington Avenue                                               Adviser and The Berkeley Financial Group
Boston, Massachusetts                                               ("The Berkeley Group"); Chairman, NM Capital
                                                                    Management, Inc. ("NM Capital"); John Hancock
                                                                    Advisers International Limited ("Advisers
                                                                    International"); John Hancock Funds, Inc.,
                                                                    ("John Hancock Funds"); John Hancock Investor
                                                                    Services Corporation ("Investor Services")
                                                                    and Sovereign Asset Management Corporation
                                                                    ("SAMCorp") (herein after the Adviser, The
                                                                    Berkeley Group, NM Capital, Advisers
                                                                    International, John Hancock Funds, Investor
                                                                    Services and SAMCorp are collectively
                                                                    referred to as the "Affiliated Companies");
                                                                    Chairman, First Signature Bank & Trust;
                                                                    Director, John Hancock Freedom Securities
                                                                    Corp., John Hancock Capital Corp., New
                                                                    England/Canada Business Council; Member,
                                                                    Investment Company Institute Board of
                                                                    Governors; Director, Asia Strategic Growth
                                                                    Fund, Inc.; Trustee, Museum of Science;
                                                                    President, the Adviser (until July 1992).
                                                                    Chairman, John Hancock Distributors, Inc.
                                                                    (until April, 1994).

--------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                       POSITIONS HELD                PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                       WITH THE FUND                 DURING THE PAST FIVE YEARS
----------------                       -------------                 --------------------------
Dennis S. Aronowitz                    Trustee (4)                   Professor of Law, Boston University School
Boston University                                                    of Law; Trustee, Brookline Savings Bank;
Boston, Massachusetts                                                Director, Boston University Center for
                                                                     Banking Law Studies (until 1990).

Richard P. Chapman, Jr.                Trustee (4)                   President, Brookline Savings Bank.
160 Washington Street
Brookline, Massachusetts

William J. Cosgrove                    Trustee (4)                   Vice President, Senior Banker and Senior
20 Buttonwood Place                                                  Credit Officer, Citibank, N.A. (retired
Saddle River, New Jersey                                             September 1991); Executive Vice President,
                                                                     Citadel Group Representatives, Inc.;
                                                                     Director, the Hudson City Savings Bank.

Gail D. Fosler                         Trustee (4)                   Vice President and Chief Economist, The
4104 Woodbine Street                                                 Conference Board (non-profit economic and
Chevy Chase, MD                                                      business research).

Bayard Henry                           Trustee (4)                   Corporate Advisor; Director, Fiduciary Trust
31 Milk Street                                                       Company (a trust company); Director,
Boston, Massachusetts                                                Groundwater Technology, Inc. (remediation);
                                                                     Samuel Cabot, Inc.; Advisor, Kestrel Venture
                                                                     Management.

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                       POSITIONS HELD              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                       WITH THE FUND               DURING THE PAST FIVE YEARS
----------------                       -------------               --------------------------
*Richard S. Scipione                   Trustee (3)                 General Counsel, the Life Company; Director,
John Hancock Place                                                 the Adviser, the Affiliated Companies, John
P.O. Box 111                                                       Hancock Distributors, Inc., JH Networking
Boston, Massachusetts                                              Insurance Agency, Inc., John Hancock
                                                                   Subsidiaries, Inc., SAMCorp, NM Capital and
                                                                   John Hancock Property and Casualty Insurance
                                                                   and its affiliates (until November, 1993);
                                                                   Trustee, The Berkeley Group.

Edward J. Spellman, CPA                Trustee (4)                 Partner, KPMG Peat Marwick LLP (retired June
259C Commercial Bld.                                               1990).
Lauderdale, FL

*Robert G. Freedman                    Vice Chairman and Chief     Vice Chairman and Chief Investment Officer,
101 Huntington Avenue                  Investment Officer (2)      the Adviser; President, the Adviser (until
Boston, Massachusetts                                              December 1994).

*Anne C. Hodsdon                       President (2)               President and Chief Operating Officer, the
101 Huntington Avenue                                              Adviser; Executive Vice President, the Adviser
Boston, Massachusetts                                              (until December 1994); Senior Vice President;
                                                                   the Adviser (until December 1993); Vice
                                                                   President, the Adviser, until 1991.

*Thomas H. Drohan                      Senior Vice President and   Senior Vice President and Secretary, the
101 Huntington Avenue                  Secretary                   Adviser.
Boston, Massachusetts

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                                       POSITIONS HELD                  PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                       WITH THE FUND                   DURING THE PAST FIVE YEARS
----------------                       -------------                   --------------------------
*James B. Little                       Senior Vice President and       Senior Vice President the Adviser.
101 Huntington Avenue                  Chief Financial Officer
Boston, Massachusetts

*John A. Morin                         Vice President                  Vice President, the Adviser.
101 Huntington Avenue
Boston, Massachusetts

*Susan S. Newton                       Vice President, Assistant       Vice President and Assistant Secretary,
101 Huntington Avenue                  Secretary and Compliance        the Adviser.
Boston, Massachusetts                  Officer

*James J. Stokowski                    Vice President and Treasurer    Vice President, the Adviser.
101 Huntington Avenue
Boston, Massachusetts

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as the investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's 1995 fiscal year. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                            PENSION OR
                                            RETIREMENT
                          AGGREGATE      BENEFITS ACCRUED  TOTAL COMPENSATION FROM THE FUND AND
                      COMPENSATION FROM   AS PART OF THE      JOHN HANCOCK FUND COMPLEX TO
INDEPENDENT TRUSTEES       THE FUND       FUND'S EXPENSES              TRUSTEES(1)
--------------------       --------       ---------------              -----------
                                                                   (Total of 17 Funds)
Dennis S. Aronowitz         $  357             $ --                     $ 61,050.00
Richard P. Chapman             367              250                       62,800.00
William J. Cosgrove            357              239                       61,050.00
Gail D. Fosler                 357               --                       60,800.00
Bayard Henry                   341               --                       58,850.00
Edward J. Spellman             357               --                       61,050.00
                            ------             ----                     -----------
                            $2,136             $489                     $365,600.00

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

The nominees of the Funds may at times be the record holders in excess of 5% of shares of any one or more Funds by virtue of holding shares in "street name." As of December 1, 1995, the officers and trustees of the Trusts as a group owned less than 1% of the outstanding shares of erach class of each of the Funds.

As of December 1, 1995, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                              NUMBER OF SHARES      PERCENTAGE TO
                                           FUND AND CLASS OF   OF BENEFICIAL    OUTSTANDING SHARES OF
     NAME AND ADDRESS OF SHAREHOLDER             SHARES        INTEREST OWNED   THE CLASS OF THE FUND
     -------------------------------             ------        --------------   ---------------------
Merrill Lynch Pierce Fenner & Smith, Inc.   Class B Shares         35,216               6.94%
Attn:  Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

As of June 16, 1992, the Trustees established an advisory board in order to provide information of a general medical and scientific nature to investment officers of the Fund. The members of the advisory board are distinct from the Board of Trustees, hold office at the pleasure of the Trustees, are persons with scientific and medical expertise who do not serve the Fund in any other capacity, and are persons who have no power to determine what securities are purchased or sold.

Currently, the advisory board consists of: Mark S. Klempner, M.D., Professor of Medicine, physician and scientist, since 1978 with the New England Medical Center Hospitals - Tufts University School Of Medicine, located at 750 Washington Street, Boston, Massachusetts 02111; Deeb Salem, M.D., since 1987 the Chief of Cardiology and Professor of Medicine with the New England Medical Center Hospitals - Tufts University School of Medicine, located at 750 Washington Street, Boston, Massachusetts 02111; and Martin A. Samuels, M.D., since 1988 Chief of Neurology with Brigham and Woman's Hospitals, 75 Francis Street, Boston, Massachusetts 02115. The Fund pays each member of the advisory board an annual retainer fee of $10,000.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Fund's Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Trust who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Trust or the Adviser.

As described in the Fund's Prospectus under the caption "Organization and Management of the Fund," the Trust, on behalf of the Fund, has entered into an investment management contract with the Adviser, under which the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the day to day management of the Fund's portfolio assets.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. No person other than the Adviser and its directors and employees and the Fund's advisory board regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The

Adviser pays the compensation of all other officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund. Effective January 3, 1994 the Adviser has permanently waived the payment of any officers' salaries either directly or through reimbursement by the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons", as such term is defined in the Investment Company Act), but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds), and the continuous public offering of the shares of the Fund are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to conditions the Internal Revenue Service imposes with respect to multiple class structures.

As provided by the investment management contract, the Fund pays the Adviser quarterly an investment management fee, which is based on a stated percentage of the Fund's average daily net assets as follows:

          Net Asset Value                         Annual Rate
          ---------------                         -----------
          First $200,000,000                      0.80%
          Amount over $200,000,000                0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

On August 31, 1995, the net assets of the Fund were $30,727,481. For the fiscal years ended August 31, 1995 and 1994, the Adviser received fees of $190,775 and $145,229, respectively . For the fiscal year ended August 31, 1993, the Adviser received a fee of $86,937, net of a reimbursement of expenses to the Fund in the amount of $40,548.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year may not exceed 2 1/2% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of such net assets and 1 1/2% of the remaining average net assets. When calculating the above limit, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable contract.

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having approximately 1,080,000 shareholders.

The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, Life Company has been serving clients for over 130 years.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The investment management contract, and the distribution contract discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each of these contracts automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION CONTRACT

The Fund has entered into a distribution contract pertaining to each class of shares with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Fund, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares at the time of purchase or, in the case of Class B shares, on a deferred basis. The sales charges are listed in the Fund's Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees for Class A and Class B shares at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's daily net assets. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

During the fiscal year ended August 31, 1995 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                 Expense Items

                                Printing and Mailing                   Interest, Carrying
                                of Prospectus to New  Compensation to   or Other Finance
                   Advertising      Shareholders      Selling Brokers     Charges Other
                   -----------      ------------      ---------------     -------------
Global Rx
   Class A shares    $19,753            $ 411             $18,110             $    0
   Class B shares    $11,932                0             $ 2,782             $5,530


Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the plans provides that it may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees or
(b) by the vote of a majority of the Fund's outstanding voting securities, in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation.

Securities in the aforementioned category for which no sales are reported and securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a selling Broker's representative.

Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to the persons described in the Prospectus.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

Letter of Intention. Reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRAs, SEP, SARSEP, TSA, 401(k), 403(b) plans, and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase or by the Fund to sell any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the Distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program - ("MAAP"). This program is explained fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investment will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any of the other John Hancock mutual funds, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any of the other John Hancock mutual funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charge upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. A sales charge will be imposed either at the time of the purchase, for Class A shares, or on a contingent deferred basis, for Class B shares. For Class A shares, no sales charge is payable at the time of purchase on investments of $1 million or more, but for such investments a contingent deferred sales charge may be imposed in the event of certain redemption transactions within one year of purchase.

Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and
(iii) each of Class A and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on the class of shares purchased.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, by the Trust, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions of net investment income (which includes original issue discount and accrued, recognized market discount ) and any net realized capital gains, as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash which they would have receive had they elected to receive the distribution in cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, certain options or futures contracts on foreign currencies, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly-related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e. all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rentals, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections if available ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investments in passive foreign investment companies and will undertake appropriate actions, including the consideration of any available elections, to limit its tax liability, if any, with respect to these investments.

Options written or purchased and futures or forward contracts (collectively, "derivatives") entered into by the Fund may cause the Fund to recognize income, gains or losses from marking to market at the end of its taxable year even though such options may not have lapsed, been closed out or exercised and such futures or forward contracts may not have been terminated or delivery may not have been made thereunder. The tax rules applicable to these derivatives may also affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund or, in the case of certain derivatives relating to foreign currency, result in the realization of ordinary rather than capital gains or losses. Losses on certain derivatives and/or portfolio positions offset by such derivatives may be deferred and/or recharacterized under certain straddle rules. The Fund will take into account these special tax rules that apply to derivatives, which may affect the amount, timing and character of its income and losses and hence of its distributions to shareholders, and may make certain elections, if available, to minimize any potential adverse tax consequences or to simplify the required tax accounting. In some instances, these tax rules may make it more difficult for the Fund to qualify as a regulated investment company under the Code.

The amount of net realized capital gains, if any, in any given year will result from sales of securities or the use of options or future contracts made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales and transactions, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on shares from such an appreciation of income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestment plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although the Fund's present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. Presently, there are no realized capital loss carry forwards available to offset against future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the

U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

If the election is made, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions, from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return on Class A shares of the Fund for the year ended August 31, 1995 and life of fund was 24.34% and 20.19%, respectively. The average annual total return on Class B shares of the Fund for the year ended August 31, 1995 and since commencement of operation on March 7, 1994 was 24.71% and 30.37%, respectively.

Total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                   T = (The nth root of ERV divided by P) - 1

Where:

P =         a hypothetical initial investment of $1,000.

T =         average annual total return.

n =         number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year, and 10 year periods.

         In the case of Class A or Class B shares, this calculation assumes the maximum sales charge of 5.00% is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 5.00% sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds, such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," monthly publications which tracks net assets and total return on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGERS, AND BARRON'S, may be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Fund are made by officers of the Trust pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser, officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of broker and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended August 31, 1993, 1994, and 1995 the Fund paid negotiated brokerage commissions in the amount of $31,430, $18,059, and $21,243, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated and Sutro & Company, Inc. ("Sutro"), each ("an Affiliated Broker"). The Fund may, however, purchase securities from other members of underwriting syndicates of which Affiliated Brokers are members but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees. For the fiscal year ended August 31, 1995, the Fund paid no commissions to Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

TRANSFER AGENT SERVICES

John Hancock Investor Services Corporation, ("Investor Services"), P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank and Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent accountants of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

                                   APPENDIX A

                         DESCRIPTION OF BOND RATINGS *

Moody's Bond ratings

Bonds. "Bonds which are rated 'AAA' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'AA' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities.

"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'BAA' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'BA' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

--------
* As described by the rating companies themselves.

Standard & Poor's Bond ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," OR "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

UNRATED. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained." Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks, warrants and units
     (cost - $19,280,894)......................................  $29,754,795
   Joint repurchase agreement (cost - $1,065,000)..............    1,065,000
                                                                 -----------
                                                                  30,819,795
  Receivable for shares sold...................................       86,628
  Interest receivable..........................................          172
  Dividends receivable.........................................       12,310
  Foreign tax receivable.......................................        1,168
  Other assets.................................................          179
  Deferred organization expenses - Note A......................        8,903
                                                                 -----------
                   Total Assets................................   30,929,155
                   ---------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased...............................       14,254
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B.........................................       83,216
  Accounts payable and accrued expenses........................      104,204
                                                                 -----------
                   Total Liabilities...........................      201,674
                   ---------------------------------------------------------
NET ASSETS:
  Capital paid-in..............................................   19,998,374
  Accumulated net realized gain on investments and
   foreign currency transactions...............................      255,147
  Net unrealized appreciation of investments and
   foreign currency transactions...............................   10,473,960
                                                                 -----------
                   Net Assets..................................  $30,727,481
                   =========================================================

NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $24,394,496 / 1,128,895............................  $     21.61
  ==========================================================================
  Class B - $6,332,985 / 296,602...............................  $     21.35
  ==========================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($21.61 x 105.26%).................................  $     22.75
  ==========================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
Year ended August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.....................................................  $    77,520
  Dividends (net of foreign withholding taxes of $4,239).......       55,919
                                                                 -----------
                                                                     133,439
                                                                 -----------
  Expenses:
   Investment management fee - Note B..........................      190,775
   Transfer agent fee - Note B
     Class A...................................................       88,290
     Class B...................................................       21,798
   Distribution/service fee - Note B
     Class A...................................................       61,433
     Class B...................................................       33,692
   Custodian fee...............................................       62,189
   Registration and filing fees................................       54,670
   Advisory board fee - Note B.................................       45,000
   Printing....................................................       32,218
   Auditing fee................................................       31,500
   Organization expense - Note A...............................        8,196
   Legal fees..................................................        3,520
   Trustees' fees..............................................        3,269
   Miscellaneous...............................................        2,896
                                                                 -----------
                   Total Expenses..............................      639,446
                   ---------------------------------------------------------
                   Net Investment Loss.........................     (506,007)
                   ---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments sold........................    1,231,564
  Net realized loss on foreign currency transactions...........       (7,031)
  Change in net unrealized appreciation/depreciation of
   investments.................................................    5,931,181
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions...............................          (27)
                                                                 -----------
                   Net Realized and Unrealized
                   Gain on Investments and
                   Foreign Currency Transactions...............    7,155,687
                   ---------------------------------------------------------
                   Net Increase in Net Assets
                   Resulting from Operations...................  $ 6,649,680
                   =========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                                -----------------------------
                                                                                                     1995           1994
                                                                                                -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss.........................................................................  $   (506,007)   $   (366,484)
  Net realized gain (loss) on investments sold and foreign currency transactions..............     1,224,533        (278,198)
  Change in net unrealized appreciation/depreciation of investments and foreign currency
    transactions..............................................................................     5,931,154       4,253,495
                                                                                                ------------    ------------
    Net Increase in Net Assets Resulting from Operations......................................     6,649,680       3,608,813
                                                                                                ------------    ------------
FROM FUND SHARE TRANSACTIONS -- NET*..........................................................     4,364,193         457,678
                                                                                                ------------    ------------
NET ASSETS:
  Beginning of period.........................................................................    19,713,608      15,647,117
                                                                                                ------------    ------------
  End of period...............................................................................   $30,727,481     $19,713,608
                                                                                                 ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                 YEAR ENDED AUGUST 31,
                                                                  ---------------------------------------------------
                                                                            1995                       1994
                                                                  ------------------------  -------------------------
                                                                   SHARES        AMOUNT       SHARES        AMOUNT
                                                                  ---------   ------------  ----------  -------------
CLASS A
  Shares sold.................................................     517,942     $9,800,086     476,656    $ 7,537,387
  Less shares repurchased.....................................    (517,990)    (9,686,022)   (517,274)    (8,116,676)
                                                                  --------    -----------   ---------   ------------
  Net increase/(decrease).....................................         (48)    $  114,064     (40,618)  $   (579,289)
                                                                  ========    ===========   =========   ============
CLASS B **
  Shares sold.................................................     451,492     $8,376,819      67,168    $ 1,071,145
  Less shares repurchased.....................................    (219,936)    (4,126,690)     (2,122)       (34,178)
                                                                  --------    -----------   ---------   ------------
  Net increase................................................     231,556     $4,250,129      65,046    $ 1,036,967
                                                                  ========    ===========   =========   ============

** Class B shares commenced operations on March 7, 1994

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT AND FOREIGN CURRENCY GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                                                                   OCTOBER 1, 1991
                                                                                                                    (COMMENCEMENT
                                                                                                                   OF OPERATIONS)
                                                                                       YEAR ENDED AUGUST 31,        TO AUGUST 31,
                                                                                  ------------------------------   ---------------
                                                                                   1995         1994      1993          1992
                                                                                  -------      -------   -------       -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period..........................................  $ 16.51      $ 13.38   $ 13.34       $ 10.00
                                                                                  -------      -------   -------       -------

  Net Investment Loss...........................................................    (0.36)(b)    (0.32)    (0.23)        (0.03)
  Net Realized and Unrealized Gain on Investments and Foreign Currency
    Transactions................................................................     5.46         3.45      0.27          3.37
                                                                                  -------      -------   -------       -------
   Total from Investment Operations.............................................     5.10         3.13      0.04          3.34
                                                                                  -------      -------   -------       -------
  Net Asset Value, End of Year..................................................  $ 21.61      $ 16.51   $ 13.38       $ 13.34
                                                                                  =======      =======   =======       =======
  Total Investment Return at Net Asset Value....................................    30.89%       23.39%     0.30%        33.40%(e)
  Total Adjusted Investment Return at Net Asset Value (d)(f)....................       --           --      0.04%        32.11%(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).....................................  $24,394      $18,643   $15,647       $14,702
  Ratio of Expenses to Average Net Assets**.....................................     2.56%        2.55%     2.50%         1.98%*
  Ratio of Adjusted Expenses to Average Net Assets (d)..........................       --           --      2.76%         3.39%*
  Ratio of Net Investment Loss to Average Net Assets............................    (1.99%)      (2.01%)   (1.67%)       (0.51%)*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (d)...............       --          --      (1.93%)       (1.92%)*
  Portfolio Turnover Rate.......................................................       38%          52%       93%           48%
  **Expense Reimbursement Per Share.............................................       --          --    $ 0.035       $ 0.085


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT LOSS, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                                                 YEAR ENDED       ENDED
                                                                                                 AUGUST 31,     AUGUST 31,
                                                                                                    1995           1994
                                                                                                 ----------     ----------
CLASS B**
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.......................................................     $  16.46      $ 17.29(a)
                                                                                                  --------      -------

  Net Investment Loss........................................................................        (0.55)(b)    (0.17)(b)
  Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions...         5.44        (0.66)(c)
                                                                                                  --------      -------
   Total from Investment Operations..........................................................         4.89        (0.83)
                                                                                                  --------      -------
  Net Asset Value, End of Period.............................................................     $  21.35      $ 16.46
                                                                                                  ========      =======
  Total Investment Return at Net Asset Value.................................................        29.71%       (4.80%)(e)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..................................................     $  6,333      $ 1,071
  Ratio of Expenses to Average Net Assets....................................................         3.45%        3.34%*
  Ratio of Net Investment Loss to Average Net Assets.........................................        (2.91%)      (2.65%)*
  Portfolio Turnover Rate....................................................................           38%          52%

 *  On an annualized basis.
**  Class B shares commenced operations on March 7, 1994.
(a) Initial price at commencement of operations.
(b) On average month end shares outstanding.
(c) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) On an unreimbursed basis without expense reduction.
(e) Not annualized.
(f) Unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GLOBAL RX FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO THREE MAIN CATEGORIES:
COMMON STOCKS, WARRANTS AND UNITS AND SHORT-TERM INVESTMENTS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
ISSUER, DESCRIPTION                              NUMBER OF SHARES   MARKET VALUE
-------------------                              ----------------   ------------
COMMON STOCKS
BIOMEDICS - GENETICS (0.46%)
  Phoenix International Life Sciences,
   Inc. (Canada)**.............................      20,000*         $   141,474
                                                                     -----------
DRUGS - BIOTECHNOLOGY (4.54%)
  IDEXX Laboratories, Inc.**...................      30,000            1,005,000
  Serologicals Corp.**.........................      25,000*             390,625
                                                                     -----------
                                                                       1,395,625
                                                                     -----------
DRUGS - GENERIC (6.37%)
  Dura Pharmaceuticals, Inc.**.................      25,000*             612,500
  Fujisawa Pharmaceutical Co. (Japan)..........      40,000*             400,941
  Schwarz Pharma AG (Germany)**................      10,000*             414,991
  Teva Pharmaceutical Industries Ltd.
   American Depository Receipt
   (ADR) (Israel)..............................      14,000              530,250
                                                                     -----------
                                                                       1,958,682
                                                                     -----------
DRUGS - MAJOR (10.52%)
  AmeriSource Health Corp. (Class A)**.........      20,000*             445,000
  Astra AB (Ser B) (Sweden) **.................      20,000              649,618
  Johnson & Johnson............................       4,000              276,000
  Pfizer Inc...................................       8,000              395,000
  Roche Holding AG (Switzerland)...............         100              669,710
  Sandoz AG (ADR) (Switzerland)................      12,000              432,339
  Schering AG (Germany)........................       5,000              364,566
                                                                     -----------
                                                                       3,232,233
                                                                     -----------
HEALTHCARE - ALTERNATE SITE (9.79%)
  Assisted Living Concepts Inc.**..............      15,000*             189,375
  HEALTHSOUTH Corp.**..........................      70,000            1,653,750
  Integrated Health Services, Inc..............       5,000              149,375
  Lincare Holdings, Inc.**.....................      20,000              595,000
  Pediatric Services of America, Inc.**........      20,000*             422,500
                                                                     -----------
                                                                       3,010,000
                                                                     -----------
HEALTHCARE - COST CONTAINMENT (2.13%)
  CRA Managed Care, Inc.**.....................      15,000*             307,500
  Value Health, Inc.**.........................      10,000              346,250
                                                                     -----------
                                                                         653,750
                                                                     -----------
HEALTHCARE - HMO (9.42%)
  Coventry Corp.**.............................      15,000              298,125
  Healthsource, Inc.**.........................      25,000            1,000,000
  Humana Inc.**................................      60,000            1,095,000
  OccuSystems Inc.**...........................      12,500*             262,500
  Physician Corp. of America **................      15,000              240,000
                                                                     -----------
                                                                       2,895,625
                                                                     -----------
HEALTHCARE - MANAGEMENT (0.73%)
  RTW, Inc.**..................................      10,000*             225,000
                                                                     -----------
HEALTHCARE - SOFTWARE/SERVICES (13.31%)
  Cerner Corp.**...............................      20,000              680,000
  HBO & Co.....................................      20,000            1,090,000
  HPR Inc.**...................................      54,000*           1,323,000
  Health Management Systems, Inc.**............      15,000              461,250
  PHAMIS, Inc.**...............................      20,000*             535,000
                                                                     -----------
                                                                       4,089,250
                                                                     -----------
HOSPITAL MANAGEMENT (15.00%)
  Community Health Systems, Inc.**.............      50,000            1,925,000
  Health Management Associates, Inc.
   (Class A) **................................      22,500              753,750
  MedPartners, Inc.**..........................      20,000*             555,000
  PhyCor, Inc.**...............................      22,500              939,375
  Physician Reliance Network, Inc.**...........      15,000*             435,000
                                                                     -----------
                                                                       4,608,125
                                                                     -----------
MEDICAL - DENTAL (7.39%)
  Cardinal Health, Inc.........................      30,000*           1,605,000
  Omnicare, Inc................................      20,000              665,000
                                                                     -----------
                                                                       2,270,000
                                                                     -----------
MEDICAL DEVICES AND PRODUCTS (13.95%)
  Boston Scientific Corp.**....................      25,000*             993,750
  i-STAT Corp.**...............................      40,000*           1,440,000
  Orthofix International N.V. (Netherlands)**..      20,000              350,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

SCHEDULE OF INVESTMENTS
August 31, 1995
ISSUER, DESCRIPTION                              NUMBER OF SHARES   MARKET VALUE
-------------------                              ----------------   ------------
MEDICAL DEVICES AND PRODUCTS (CONTINUED)
  Steris Corp.**...............................      20,000           $  587,500
  Stryker Corp.**..............................       6,000              250,500
  Sunrise Medical, Inc.**......................      10,000              258,750
  Ventritex, Inc.**............................      20,000*             405,000
                                                                     -----------
                                                                       4,285,500
                                                                     -----------
NURSING HOMES (3.12%)
  Health Care and Retirement Corp.**...........      15,000              472,500
  Manor Care, Inc..............................      15,000              485,625
                                                                     -----------
                                                                         958,125
                                                                     -----------
                            TOTAL COMMON STOCKS
                             (Cost $19,250,643)      (96.73%)         29,723,389
                                                     ------          -----------

                                                    NUMBER OF
                                                 WARRANTS, UNITS
                                                 ---------------
WARRANTS AND UNITS
DRUGS - BIOTECHNOLOGY (0.08%)
  Oxigene, Inc. (Warrants)**...................      15,000               26,250
                                                                     -----------
DRUGS - GENERIC (0.02%)
  Therapeutic Discovery Corp. (Units)**........         750                5,156
                                                                     -----------
                       TOTAL WARRANTS AND UNITS
                                 (Cost $30,252)       (0.10%)             31,406
                                                     ------          -----------
                           TOTAL COMMON STOCKS,
                             WARRANTS AND UNITS
                             (Cost $19,280,894)      (96.83%)         29,754,795
                                                     ------          -----------

                                         INTEREST     PAR VALUE         MARKET
ISSUER, DESCRIPTION                        RATE    (000'S OMITTED)      VALUE
-------------------                        ----    ---------------      -----
SHORT-TERM INVESTMENT
JOINT REPURCHASE AGREEMENT (3.47%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities, Inc. - Dated 08-31-95,
   Due 9-01-95 (Secured by US
   Treasury Bill, 5.540% due 05-30-96;
   and US Treasury Note 5.625%,
   due 01-31-98) - Note A..............   5.800%       $ 1,065       $ 1,065,000
                                                                     -----------
            TOTAL SHORT-TERM INVESTMENT
                      (Cost $1,065,000)                  (3.47%)       1,065,000
                                                       -------       -----------
                      TOTAL INVESTMENTS                (100.30%)     $30,819,795
                                                       =======       ===========

 * Securities, other than short-term investments, newly added to the portfolio during the year ended August 31, 1995.
** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

THE GLOBAL RX FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN THE HEALTH CARE INDUSTRY IN THE UNITED STATES AND ABROAD. THE CONCENTRATION OF INVESTMENTS BY INDUSTRY CATEGORY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS COUNTRIES. THE TABLE BELOW SHOWS THE PERCENTAGE OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS COUNTRY CATEGORIES.

PORTFOLIO CONCENTRATION (Unaudited)
--------------------------------------------------------------------------------
                                                               MARKET VALUE AS A
PORTFOLIO CONCENTRATION                                         % OF NET ASSETS
-----------------------                                        -----------------
Canada.....................................................                0.46%
Germany....................................................                2.54
Israel.....................................................                1.73
Japan......................................................                1.30
Netherlands................................................                1.14
Sweden.....................................................                2.11
Switzerland................................................                3.59
United States..............................................               87.43
                                                                         ------
                                          TOTAL INVESTMENTS              100.30%
                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Global Rx Fund (the "Fund"), John Hancock Pacific Basin Fund and John Hancock Global Retail Fund.

        The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For Federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

        There were no open forward foreign currency contracts at August 31, 1995.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

        The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

        The maximum exposure to loss for any purchased options is limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure is limited to the change in value of the contract over the period the contract remains open.

        Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

        At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

        There were no written option transactions for the period ended August 31, 1995.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

        When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

        For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

        At August 31, 1995, there were no open positions in financial futures contracts.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

        The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended August 31, 1995, JH Funds received net sales charges of $133,497. Out of this amount $45,279 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $35,023 was paid as sales commissions to sales personnel of unrelated broker-dealers and $53,195 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"),

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

        Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1995, contingent deferred sales charges paid to Broker Services amounted to $8,629.

        In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

        The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Effective January 1, 1995, the Fund pays transfer agent fees based on transaction volume and the number of shareholder accounts. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.40% and 0.42% of the Fund's average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Fund Services on behalf of the Fund for proxy mailings.

        The Fund has an independent advisory board composed of scientific and medical experts who provide the investment officers of the Fund with advice and consultation on health care developments, for which the Fund pays the advisory board a fee.

        Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended August 31, 1995, aggregated $13,922,461 and $8,715,229, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended August 31, 1995.

        The cost of investments owned at August 31, 1995 (including the joint repurchase agreement) for federal income tax purposes was $20,345,894. Gross unrealized appreciation and depreciation of investments aggregated $10,800,686 and $326,785, respectively, resulting in net unrealized appreciation of $10,473,901.

                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Global Rx Fund


NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1995 the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $7,031, a decrease in accumulated net investment loss of $506,007 and a decrease in capital paid-in of $513,038. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                      John Hancock Funds - Global Rx Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Rx Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Rx Fund (the "Fund") (a portfolio of John Hancock World Fund) at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended August 31, 1995.

   The Fund has not paid any distributions of dividends or net realized gains during the fiscal year.

JOHN HANCOCK
GLOBAL MARKETPLACE FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
JANUARY 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
Expense Information...................................................................    2
The Fund's Financial Highlights.......................................................    3
Investment Objective and Policies.....................................................    4
Organization and Management of the Fund...............................................    8
Alternative Purchase Arrangements.....................................................    9
The Fund's Expenses...................................................................   10
Dividends and Taxes...................................................................   12
Performance...........................................................................   13
How to Buy Shares.....................................................................   14
Share Price...........................................................................   15
How to Redeem Shares..................................................................   21
Additional Services and Programs......................................................   23

  This Prospectus sets forth information about John Hancock Global Marketplace Fund (the "Fund") as a diversified series of John Hancock World Fund (the "Trust") that you should know before investing. Please read and retain it for future reference.
  Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, January 1, 1996, and incorporated by reference into this Prospectus, free of charge by writing to or by telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, or by telephone 1-800-225-5291 (1-800-225-6713 TDD).
  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you in understanding the various fees and expenses that you will bear, directly or indirectly when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses of the Fund's Class A shares for the fiscal year ended August 31, 1995, adjusted to reflect current fees and expenses. There were no Class B shares issued or outstanding during the fiscal year ended August 31, 1995. Actual expenses may be greater or less than those shown.

                                                                                                  CLASS A     CLASS B
                                                                                                  SHARES      SHARES
                                                                                                  -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as percentage of offering price).....................   5.00%        None
Maximum sales charge imposed on reinvested dividends............................................    None        None
Maximum deferred sales charge...................................................................    None*      5.00%
Redemption fee+.................................................................................    None        None
Exchange fee....................................................................................    None        None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee (after expense limitation).......................................................   0.00%       0.00%
12b-1 fee**.....................................................................................   0.30%       1.00%
Other expenses (after expense limitation).......................................................   1.20%       1.20%
                                                                                                  -------     -------
Total Fund operating expenses(a)................................................................   1.50%       2.20%
                                                                                                  =======     =======

  * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average daily net assets, and the remaining portion will be used to cover distribution expenses. See "The Fund's Expenses."
  + Redemption by wire fee (currently $4.00) not included.
(a) Total Fund operating expenses in the table reflect estimated expenses, net of the Adviser's reimbursement or waiver of the management fee and other expenses (excluding transfer agent and distribution fees) in excess of 0.90% of the Fund's average daily net assets. In the absence of a reimbursement or waiver by the Adviser, the management fee would be 0.80% for Class A and Class B shares. Other expenses would be 7.90% for class A and B shares and the total Fund operating expenses would be 9.00% and 9.70% for Class A and Class B shares, respectively.

                                   EXAMPLE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses for the indicated period of years on a
  $1,000 investment, assuming 5% annual return throughout the periods and reinvestment of all dividends:
Class A Shares...............................................................     $65       $95        $128       $220
Class B shares
  --Assuming complete redemption at end of period............................     $72       $99        $138       $236
  --Assuming no redemption...................................................     $22       $69        $118       $236

(This example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc. Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS
  The following financial highlights have been audited by the Fund's independent accountants. Price Waterhouse LLP's report on the Fund's financial statements and financial highlights for the period ended August 31, 1995 is included in the Annual Report which is included in the Statement of Additional Information. No Class B shares have been issued. Accordingly, no historic financial highlights exist for Class B shares. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation, at the address or telephone number listed on the front page of this Prospectus.

  Selected data for Class A shares outstanding throughout the period is as follows:

                                                                                   FOR THE PERIOD
                                                                                 SEPTEMBER 29, 1994
                                                                                  (COMMENCEMENT OF
                                                                                   OPERATIONS) TO
                                                                                  AUGUST 31, 1996
                                                                                 ------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................................         $ 8.50(a)
                                                                                      -------
  Net Investment Income.......................................................           0.01(b)
  Net Realized and Unrealized Gain on Investments and Foreign Currency
    Transactions..............................................................           3.01
                                                                                      -------
    Total from Investment Operations..........................................           3.02
                                                                                      -------
  Less Distributions:
  Dividends from Net Investment Income........................................          (0.01)
                                                                                      -------
  Distributions in excess of net investment income............................          (0.02)
    Total Distributions.......................................................          (0.03)
  Net Asset Value, End of Period..............................................         $11.49
                                                                                 ==================
    Total Investment Return at Net Asset Value................................          35.61%(d)
    Total Adjusted Investment Return at Net Asset Value(c)(e).................          28.69%(d)
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................................         $  712
  Ratio of Expenses to Average Net Assets**...................................           1.50%*
  Ratio of Adjusted Expenses to Average Net Assets(c).........................           9.00%*
  Ratio of Net Investment Income to Average Net Assets........................           0.06%*
  Ratio of Adjusted Net Investment Income to Average Net Assets(c)............          (7.44%)*
  Portfolio Turnover Rate.....................................................             63%
  **Expense Reimbursement Per Share...........................................         $ 0.65(b)

---------------
  *  On an annualized basis.
 (a) Initial price to commence operations.
 (b) On average month end shares outstanding.
 (c) On an unreimbursed basis without expense reduction.
 (d) Not annualized.
 (e) Unaudited.

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is long-term capital appreciation. The Fund will invest in a global portfolio consisting primarily of equity securities of issuers engaged in retail sales of consumer products and services. There can be no assurance that the Fund will achieve its investment objective.

-------------------------------------------------------------------------------
                   THE INVESTMENT OBJECTIVE OF THE FUND IS
                   LONG-TERM CAPITAL APPRECIATION.
-------------------------------------------------------------------------------

Under normal circumstances, at least 65% of the Fund's total assets will be invested in the securities of foreign and domestic companies primarily engaged in merchandising finished goods and services to consumers ("Retail Sales Companies"). Retail Sales Companies may include general merchandise retailers, food retailers, department stores, drug stores and specialty stores (including apparel, automotive, home furnishings, toy and consumer electronics stores), as well as firms engaged in selling goods and services through alternative marketing methods such as direct telephone marketing, mail order and other means. For purposes of this policy, a company will be deemed to be "primarily engaged" in retail sales if at least 50% of its assets are committed to, or at least 50% of its gross income or net profits is derived from, retail sales.

Because the Fund concentrates its investments in Retail Sales Companies, its performance is closely tied to factors affecting consumer spending and the various industries that are represented in the products and services sold, such as food and agriculture, automotive, paper products, textile, pharmaceuticals and electronics. To be successful, a Retail Sales Company must keep pace with consumer demographics and rapidly changing consumer tastes and advertising trends. Retail sales activity is particularly affected by changes in household disposable income and consumer spending, which in turn are influenced by consumer confidence levels and general economic conditions.

FOREIGN SECURITIES. The Fund invests in common stocks and in securities convertible into or with rights to purchase common stock of corporations in which the Fund is permitted to invest. The Fund may invest in American Depository Receipts ("ADRs"), or European Depository Receipts ("EDRs") which are receipts typically issued by an American or European bank or trust company representing underlying shares of foreign issuers. Issuers of unsponsored ADRs are not required to disclose material information in the United States and, therefore, there may not be a correlation between this information and the market value of the ADR. Because the Fund has a limited scope of investment through its concentration in the retail sales group of industries, the Fund seeks investments without regard to geographical borders. Normally, the Fund will invest in the securities markets of at least three countries including the United States. A significant portion of the Fund's investments are expected to be in countries with developing markets; and in smaller capitalization, developing growth companies with relatively limited operating histories as publicly traded companies. These investments may be made without regard to a record of profits or dividends.

-------------------------------------------------------------------------------
                   THE FUND INVESTS IN DOMES- TIC AND FOREIGN
                   EQUITY SECURITIES.
-------------------------------------------------------------------------------

FOREIGN CURRENCIES. Due to its investments in foreign securities, the Fund may hold a portion of its assets in foreign currencies. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although hedging strategies might reduce the risk of loss due to a decline in the value of the hedged foreign currency, they may also limit any potential gain which might result from an increase in the value of that currency.

RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of other restricted securities are subject to an investment restriction limiting all illiquid securities held by the Fund to not more than 15% of the Fund's net assets.
LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy, may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.
SHORT SALES. The Fund may engage in short sales "against the box," as well as short sales to hedge against or profit from an anticipated decline in the value of a security. When the Fund engages in a short sale, it will place in a segregated account and mark to market daily cash or U.S. government securities according to applicable regulatory requirements. See the Statement of Additional Information.
FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts and options on futures to hedge against the effects of fluctuations in securities prices, interest rates, currency exchange rates and other market conditions and for speculative purposes. The potential loss incurred by the Fund in writing options on futures is unlimited and may exceed the amount of the premium received. The Fund's futures contracts and options on futures will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a futures or options transaction for speculative purposes, if immediately thereafter, the sum of initial margin deposits on existing positions and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's total assets. The Fund intends to comply with the CFTC regulations with respect to its speculative transactions. These regulations are discussed further in the Statement of Additional Information.
The Fund may write listed and over-the-counter covered call options and covered put options on debt and equity securities, securities indices and foreign currency in order to earn income from the premiums received. The Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Fund may purchase listed and over-the-counter call and put options on securities, securities indices and currency. The SEC considers over-the-counter options to be illiquid except under prescribed conditions which are discussed in detail in the Statement of Additional Information.
The Fund's ability to use futures contracts and options to hedge or increase total return successfully will depend on the ability of John Hancock Advisers, Inc. (the "Adviser") to predict accurately the future direction of securities prices, interest rate changes, currency exchange rate fluctuations and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.
INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which are detailed in the Statement of Additional Information, where they are designated as fundamental or non-fundamental. The Fund's investment objective and fundamental restrictions may not be changed without shareholder approval. All other investment policies and restrictions are non-fundamental and can be changed by a vote of the Trustees without shareholder approval. The Fund's portfolio turnover rates for recent years are shown in the section "The Fund's Financial Highlights."
GLOBAL RISKS. Investments in foreign securities may involve certain risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, the expense ratios of international funds generally are higher than those of domestic funds because there are greater costs associated with

                                        6
maintaining custody of foreign securities, and the increased research necessary for international investing results in a higher advisory fee.

-------------------------------------------------------------------------------
                   INVESTMENTS IN FOREIGN SECURITIES MAY
                   INVOLVE RISKS AND CONSIDERATIONS THAT ARE
                   NOT PRESENT IN DOMESTIC INVESTMENTS.
-------------------------------------------------------------------------------
maintaining custody of foreign
securities, and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of business, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Investing in securities of smaller capitalization developing-growth companies also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility in these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. Securities of these companies involve higher investment risks than those normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

When choosing brokerage firms to carry out the Fund's transactions, John Hancock Advisers, Inc. (the "Adviser") gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. They are indirectly owned by John Hancock Mutual Life Insurance Company the ("Life Company"), which in turn indirectly owns the Adviser.

-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN BASED ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust in 1986. The Trust's Declaration of Trust permits the Trustees to create and classify shares of beneficial interest into separate series of the Trust with different investment objectives. The Trustees may also classify or reclassify any series into one or more classes.

-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

Accordingly, the Trustees have authorized the issuance of two classes of the Fund, designated as Class A shares and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class of shares bears different distribution fees, and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans.

The Fund is not required to hold annual meetings of shareholder, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental investment restrictions and policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through selected broker-dealers ("Selling Brokers"). Certain of the Fund's officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING TOTAL ASSETS
                   OF MORE THAN $16 BILLION.
-------------------------------------------------------------------------------

The day-to-day management of the Fund is carried out by Bernice S. Behar who also manages John Hancock Growth Fund and John Hancock Discovery Fund. Ms. Behar joined John Hancock in 1991 after several years of investment research and portfolio management experience with Sanyo Securities America in New York.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS
You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------

CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause the shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company with more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL FOR YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES
For managing its investments and business affairs, the Fund pays a fee to the Adviser which is based on a stated percentage of the Fund's average daily net asset value as follows:

   NET ASSET VALUE                                      ANNUAL RATE
   ---------------                                      -----------
First $250,000,000                                         0.80%
Amount over $250,000,000                                   0.70%

The investment management fee is higher than the fees paid to most mutual funds but comparable to fees paid by those funds with investment objectives similar to that of the Fund.

Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Fund, and pays the expenses of clerical services relating to the administration of the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Fund who are not "interested persons," as such term is defined in the Investment Company Act, but excluding certain distribution related activities required to be paid by the Adviser or John Hancock Funds), and the continuous public offering of the shares of the Fund are borne by the Fund. These expenses include the expenses of organizing the Fund as well as expenses relating to the determination of the net asset value of shares of the Fund, the expenses of the continuing registration and qualification of its shares for sale, the charges of custodians, transfer agents, and auditing and legal expenses.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses fall below this limit.

The Adviser has voluntarily agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee) to 0.90% of the Fund's average daily net assets. During the fiscal year ended August 31, 1995, the Adviser reduced its fees and the Fund's expenses by $39,446. The Adviser reserves the right to terminate this voluntary limitation in the future.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

Information on the Fund's total expenses is in the Fund's Financial Highlights section of the prospectus.

DIVIDENDS AND TAXES
DIVIDENDS. The Fund generally declares and distributes dividends representing substantially all net investment income, if any, at least annually. The Fund may also distribute net short-term or long-term capital gains annually, after the close of the fiscal year.

Dividends are reinvested in additional shares of your class unless you elect the option to receive them entirely in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains are taxable to you as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. These dividends are taxable whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but they may be taxable as if you received them the previous December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application you must certify that the social security or other tax-payer identification number you provide is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

The Fund anticipates that it will be subject to foreign withholding or other foreign taxes on certain of its foreign investments, which will reduce the yield or return from these investments. However, if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and if the Fund so elects, shareholders will include in their gross incomes their pro rata shares of qualified foreign taxes paid by the Fund and may be entitled, subject to certain conditions and limitations under the Code, to claim a Federal income tax credit or deduction for their share of these taxes.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. In many states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. You should consult your tax adviser for specific advice.

PERFORMANCE
Total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS TOTAL RETURN.
-------------------------------------------------------------------------------

Total return for Class A shares includes the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return for the Class B shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to each class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both classes in any advertisement or promotional materials including Fund performance data. The value of the Fund's shares, when redeemed, may be more or less than their original cost. Total return is an historical calculation and is not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------
    The minimum initial investment is $1,000 ($250 for group investments and retirement plans).

--------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
--------------------------------------------------------------------------------
    Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B Shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
--------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  2.   Deliver the completed application and check to your
                       registered representative or Selling Broker, or mail it
                       directly to Investor Services.
--------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative, Selling Broker, or by calling 1-800-225
                       -5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Global Marketplace Fund
                       (Class A or Class B shares)
                       Your Account Number
                       Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker, or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES.

--------------------------------------------------------------------------------
    MONTHLY       1. Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC     sections on the Account Privileges Application, designating
    ACCUMULATION  a bank account from which your funds may be drawn.
    PROGRAM
    (MAAP)        2. The amount you elect to invest will be automatically
                  withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-by-Phone" and "Bank Information"
                       sections on the Account Privileges Application,
                       designating a bank account from which your funds may be
                       drawn. Note that in order to invest by phone, your
                       account must be in a bank or credit union that is a
                       member of the Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free at 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in
                       which your account is registered, the Fund name, the
                       class of shares you own, your account number and the
                       amount you wish to invest.
                  4.   Your investment normally will be credited to your
                       account the business day following your phone request.
--------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your
                       account statement or include a note with your investment
                       listing the name of the Fund, the class of shares you
                       own, your account number and the name(s) in which the
                       account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to
                       John Hancock Investor Services Corporation
                       P.O. Box 9115
                       Boston, MA 02205-9115
                       or deliver it to your registered representative or
                       Selling Broker.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    BUYING ADDITIONAL CLASS A AND CLASS B SHARES. (CONTINUED)
    ----------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to: First Signature Bank &
    Trust John Hancock Deposit Account No. 900000260 ABA Routing No. 211475000 For credit to: John Hancock Global Marketplace Fund (Class A or Class B shares) Your Account Number Name(s) under which account is registered
    ----------------------------------------------------------------------------
    Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price listed or the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

--------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS WHICH
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
--------------------------------------------------------------------------------

SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Trustees have determined approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or, the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 p.m., New York time) on each day that the Exchange is open.

--------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
--------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge paid at the time of purchase, as follows:

                                                                        COMBINED
                                                SALES CHARGE AS       REALLOWANCE          REALLOWANCE TO
                              SALES CHARGE AS   A PERCENTAGE OF    AND SERVICE FEE AS    SELLING BROKER AS
       AMOUNT INVESTED        A PERCENTAGE OF     THE AMOUNT        A PERCENTAGE OF       A PERCENTAGE OF
   (INCLUDING SALES CHARGE)   OFFERING PRICE       INVESTED        OFFERING PRICE(+)     OFFERING PRICE(*)
---------------------------------------------   ---------------   --------------------   ------------------
Less than $50,000                   5.00%             5.26%               4.25%                  4.01%
$50,000 to $99,999                  4.50%             4.71%               3.75%                  3.51%
$100,000 to $249,999                3.50%             3.63%               2.85%                  2.61%
$250,000 to $499,999                2.50%             2.56%               2.10%                  1.86%
$500,000 to $999,999                2.00%             2.04%               1.60%                  1.36%
$1,000,000 and over                 0.00%(**)         0.00%(**)          (***)                   0.00%(***)

---------------
  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed may be deemed to be an underwriter under the Securities Act of 1933.
 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed in the event of certain redemption transactions made within one year of purchase.
(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.
  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of the accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of the Fund's Class A shares will be made at net asset value with no initial sales charge, but if shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge will be imposed. The rate of CDSC will depend on the amount invested, as follows:

AMOUNT INVESTED                                                         CDSC RATE
---------------                                                         ---------
$1 million to $4,999,999                                                   1.00%
Next $5 million to $9,999,999                                              0.50%
Amounts of $10 million and over                                            0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the above rate.
The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.
QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------
1. Your current purchase of Class A shares of the Fund;
2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and
3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."
EXAMPLE:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invested $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares".

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
---------------

* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge, so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends or distributions, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                           $  600
- Minus proceeds of 10 shares not subject to CDSC because they were
  acquired through dividend reinvestment (10 X $12)                           -120
- Minus appreciation on remaining shares, also not subject to CDSC (40 X
  $2)                                                                          -80
                                                                            ------
- Amount subject to CDSC                                                    $  400
                                                                            ======

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses all or part of them to defray its expenses related to providing the Fund with distribution services in connection with the sale of the Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge at the time of the purchase.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                                    CONTINGENT
                                                                  DEFERRED SALES
                                                                    CHARGE AS A
                                                                    PERCENTAGE
                 YEAR IN WHICH CLASS B SHARES                    OF DOLLAR AMOUNT
                 REDEEMED FOLLOWING PURCHASE                      SUBJECT TO CDSC
--------------------------------------------------------------  -------------------
    First                                                              5.0%
    Second                                                             4.0%
    Third                                                              3.0%
    Fourth                                                             3.0%
    Fifth                                                              2.0%
    Sixth                                                              1.0%
    Seventh and thereafter                                             None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC will be waived on redemptions of Class B shares, and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances defined below:
- Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How To Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
 70 1/2 from a tax-deferred retirement plan.
- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.
- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.
- Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.
- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans which purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur at the end of the month eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until reasonably satisfied that investments which were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares you may realize a taxable gain or loss, depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.
--------------------------------------------------------------------------------
    BY TELEPHONE         All Fund shareholders are eligible automatically for
                         the telephone redemption privilege. Call 1-800-225-
                         5291, from 8:00 A.M. to 4:00 P.M. (New York time),
                         Monday through Friday, excluding days on which the New
                         York Stock Exchange is closed. Investor Services
                         employs the following procedures to confirm that
                         instructions received by telephone are genuine. Your
                         name, the account number, taxpayer identification
                         number applicable to the account and other relevant
                         information may be requested. In addition, telephone
                         instructions are recorded.
-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------
                         You may redeem up to $100,000 by telephone, but the
                         address on the account must not have changed for the
                         last 30 days. A check will be mailed to the exact
                         name(s) and address shown on the account.
                         If reasonable procedures, such as those described
                         above, are not followed, the Fund may be liable for
                         any loss due to unauthorized or fraudulent telephone
                         instructions. In all other cases, neither the Fund
                         nor Investor Services will be liable for any loss or
                         expense for acting upon telephone instructions made
                         according to the telephone transaction procedures
                         mentioned above.
                         Telephone redemption is not available for IRAs or other
                         tax-qualified retirement plans or shares of the Fund
                         that are in certificate form.
                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to
                         implement due to a large volume of calls. During these
                         times you should consider placing redemption requests
                         in writing or using EASI-Line. EASI-Line's telephone
                         number is 1-800-338-8080.
--------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with
                         the Fund, redemption proceeds of $1,000 or more can
                         be wired on the next business day to your designated
                         bank account and a fee (currently $4.00) will be
                         deducted. You may also use electronic funds transfer
                         to your assigned bank account and the funds are
                         usually collectible after two business days. Your bank
                         may or may not charge for this service.
                         Redemptions of less than $1,000 will be sent by check
                         or electronic funds transfer.
                         This feature may be elected by completing the
                         "Telephone Redemption" section on the Account
                         Privileges Application included with this Prospectus.
--------------------------------------------------------------------------------
    IN WRITING           Send a stock power or letter of instruction specifying
                         the name of the Fund, the dollar amount or the number
                         of shares to be redeemed, your name, class of shares,
                         your account number, and the additional requirements
                         listed below that apply to your particular account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    TYPE OF REGISTRATION             REQUIREMENTS
    Individual, Joint Tenants, Sole  A letter of instruction signed (with titles
      Proprietorship, Custodial      where applicable) by all persons authorized to
      (Uniform Gifts or Transfer to  sign for the account, exactly as it is
      Minors Act), General Partners  registered with the signature(s) guaranteed
    Corporation, Association         A letter of instruction and a corporate
                                     resolution, signed by person(s) authorized to
                                     act on the account with the signature(s)
                                     guaranteed
    Trusts                           A letter of instruction signed by the
                                     Trustee(s) with the signature guarantees. (If
                                     the Trustee's name is not registered on your
                                     account, also provide a copy of the trust
                                     document, certified within the last 60 days.)
    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------

    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John
    Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------

    THROUGH YOUR BROKER.  Your broker may be able to initiate the redemption.
    Contact him or her for instructions. If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. Redemptions of certificated shares may not be made by telephone.
    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or any additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

                                       22

    Shareholders will be notified before these redemptions are to be made or this fee is imposed and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and any dividend reinvestments, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
---------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND FOR
                   SHARES OF THE SAME CLASS OF ANOTHER JOHN
                   HANCOCK FUND.
-------------------------------------------------------------------------------
Exchanges between funds with shares which are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged for Class B shares of another John Hancock fund without incurring the CDSC; however the shares will be subject to the CDSC schedule of the shares acquired (except shares exchanged into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund which will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule that was in effect at your initial purchase date.
The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a taxable gain or loss.
When you make an exchange your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.
Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the

                                       24
terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.
Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE
1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.
IN WRITING
1. In a letter request an exchange and list the following:

   --the name and class of the Fund whose shares you currently own --your account number
   --the name(s) in which the account is registered
   --the name of the fund in which you wish your exchange to be invested --the number of shares, all shares or the dollar amount you wish to exchange
   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE
1. You will not be subject to a sales charge on Class A shares that you reinvest in John Hancock funds that is otherwise subject to a sales charge, as long as you reinvest within 120 days of the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares you acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares.

-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN SHARES OF THIS FUND OR ANOTHER
                   JOHN HANCOCK FUND WITHOUT PAYING AN
                   ADDITIONAL SALES CHARGE.
-------------------------------------------------------------------------------
2. Any portion of your redemption may be reinvested in the Fund or in any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund(s) name, account number and class from which your shares were originally redeemed.
SYSTEMATIC WITHDRAWAL PLAN
1. You can elect the Systematic Withdrawal Plan at any time by completing the attached Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered repre-sentative or by calling 1-800-225-5291.
2. To be eligible, you must have at least $5,000 in your account.
3. Payments from your account can be made monthly, quarterly, semi-annually or on a selected monthly basis to yourself or any other designated payee.
4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS
                   FROM YOUR RETIREMENT ACCOUNTS TO COMPLY
                   WITH IRS REGULATIONS.
-------------------------------------------------------------------------------
5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional shares, because you may be subject to an initial sales charge on your purchases of Class A shares or a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.
6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.
MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)
1. You can authorize an investment to be withdrawn automatically each month from your bank for investment in the Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------
2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.
GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------
2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.
RETIREMENT PLANS
1. You may use the Fund for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R.10), Pension and Profit Sharing Plans (including 401(k) plans), Tax Sheltered Annuity Retirement Plans (403(b) or TSA Plans), and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

                                    (NOTES)

JOHN HANCOCK
GLOBAL MARKETPLACE FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP
   160 Federal Street
   Boston, Massachusetts 02110

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For Service Information
For Telephone Exchange
For Investment-by-Phone
For Telephone Redemption

For TDD                  call
1-800-225-6713

JHD-3000P 1/96       (LOGO)PRINTED ON RECYCLED PAPER

                                         JOHN HANCOCK
                                         GLOBAL
                                         MARKETPLACE FUND
                                         PROSPECTUS
                                         JANUARY 1, 1996
                                         THE INVESTMENT OBJECTIVE OF
                                         THE
                                         FUND IS LONG-TERM CAPITAL
                                         APPRECIATION.
                                         101 HUNTINGTON AVENUE
                                         BOSTON, MASSACHUSETTS
                                         02199-7603
                                         TELEPHONE 1-800-225-5291
                   call 1-800-225-5291

                      JOHN HANCOCK GLOBAL MARKETPLACE FUND

                           CLASS A AND CLASS B SHARES

                                  STATEMENT OF

                             ADDITIONAL INFORMATION

                                 JANUARY 1, 1996

This Statement of Additional Information provides information about John Hancock Global Marketplace Fund (the "Fund"), a series of John Hancock World Fund (the "Trust"), in addition to the information that is contained in the Fund's Class A and Class B Shares Prospectus (the "Prospectus"), dated January 1, 1996.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investors Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02199-9116
                                1-(800)-225-5291

                                TABLE OF CONTENTS

                                                  Statement of        Cross Referenced
                                                  Additional          to Class A
                                                  Information         and Class B
                                                  Page                Prospectus Page

Organization of the Fund                            2                    8
Investment Objective And Policies                   2                    4
Certain Investment Practices                        3                    4
Investment Restrictions                            11                    6
Those Responsible for Management                   15                    8
Investment Advisory And Other Services             20                    9
Distribution Contract                              22                   10
Net Asset Value                                    24                   15
Initial Sales Charge on Class A Shares             25                   16
Deferred Sales Charge On Class B Shares            26                   18
Special Redemptions                                27                   19
Additional Serivces And Programs                   27                   23

Description of The Fund's Shares                   28                   16
Tax Status                                         29                   12
Calculation of Performance                         34                   13
Brokerage Allocation                               35                    7
Transfer Agent Services                            36                 Back Cover
Custody of Portfolio                               37                 Back Cover
Independent Auditors                               37                 Back Cover
Financial Statements                               --                    --

ORGANIZATION OF THE FUND

John Hancock Global Marketplace Fund (the "Fund") is organized as a separate diversified portfolio of John Hancock World Fund (the "Trust"), an open-end investment management company organized in August 1986 by John Hancock Advisers, Inc. (the "Adviser"), as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund changed its name on December 11, 1995 from John Hancock Global Retail Fund to John Hancock Global Marketplace Fund. The Trust currently consists of three separate series: the Fund, John Hancock Pacific Basin Equities Fund and John Hancock Global Rx Fund. The Fund was established in 1988. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation. The Fund will invest in a global portfolio consisting primarily equity securities of issuers engaged in retail sales of consumer products and services. The types of securities in which the Fund invests are listed in the Prospectus. See "Investment Objective and Policies" in the Prospectus. There can be no assurance that the Fund will achieve its investment objective.

Characteristics and Risks of Foreign Securities Markets. The securities markets of many countries have in the past moved relatively independently of one another, due to differing economic, financial, political and social factors. When markets in fact move in different directions and offset each other, there may be a corresponding reduction in risk for the Fund's portfolio as a whole. This lack of correlation among the movements of the world's securities markets may also affect unrealized gains the Fund has derived from movements in any one market.

If the securities of markets moving in different directions are combined into a single portfolio, such as that of the Fund, total portfolio volatility maybe reduced. Since the Fund will invest in securities denominated in currencies other than U.S. dollars, changes in foreign currency exchange rates will affect the value of its portfolio securities. Currency exchange rates may not move in the same direction as the securities markets in a particular country. As a result, market gains may be offset by unfavorable exchange rate fluctuations.

Investments in foreign securities may involve risks and considerations not present in domestic investments. Since foreign securities generally may be denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in the relationship of the U.S. dollar and other currency rates. The Fund may incur costs in connection with the conversion of foreign currencies into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Foreign securities markets, while growing in volume, have for the most part substantially less volume than U.S. securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable U.S. companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than those in the U.S. The customary settlement time for foreign securities may be longer than the three (3) day customary settlement time for U.S. securities, or less frequent than in the U.S., which could affect the liquidity of the Fund's investments. The Adviser will monitor the settlement time for foreign securities and take undue settlement delays into account in considering the desirability of allocating investments among specific countries.

The Fund may invest in companies located in developing countries which, compared to the U.S. and other developed countries, may have relatively unstable governments, economies based on only a few industries and securities markets which trade only a small number and volume of securities. Prices on exchanges located in developing countries tend to be volatile and, in the past, securities traded on those exchanges have offered a greater potential for gain (and loss) than securities traded on exchanges in the U.S. and more developed countries.

In some countries, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or other adverse political, social or diplomatic developments that could affect investments in these countries.

CERTAIN INVESTMENT PRACTICES

Forward Foreign Currency Transactions. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions. The Fund will not engage in speculative forward currency transactions.

If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash, U.S. government securities, or high-grade liquid debt securities (i.e., securities rated in one of the top three rating categories by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Rating's Group ("S & P") in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. On the date when the Fund enters into a forward commitment it will segregate in a separate account cash, or high-grade liquid debt securities having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets will be valued at market daily, and additional cash or liquid assets will be added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Although the Fund will enter into forward commitments with the intention of acquiring the securities, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term capital gain or loss upon the sale of forward commitments.

Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the Securities and Exchange Commission, if the Fund engages in short sales of the type referred to in non-fundamental Investment Restriction No. (c) (ii) and (iii) below, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (3) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (4) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from be less than the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the

Fund's gross income in order for the Fund to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. See "Tax Status."

The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's net assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Financial Futures Contracts. The Fund may hedge its portfolio by selling financial futures contracts on debt or equity securities, securities indices or currency as an offset against the effect of expected increases in interest rates or declines in securities prices or foreign currency values. In addition, the Fund may purchase such futures contracts as an offset against the effect of expected decreases in interest rates or increases in securities prices or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost by using financial futures contracts. The Fund will enter into futures contracts for hedging and speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

Futures contracts have been designed by boards of trade which have been designated as "contract markets" by CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

Although certain futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the Fund sells a futures contract and the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the Fund purchases a futures contract and the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of futures contracts, including a closing transaction. For a discussion of certain Federal income tax considerations of trading in futures contracts, see the information under the caption "Tax Status" below.

At the time the Fund enters into a futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker, are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "mark to the market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing net asset value, the Fund will mark to the market its open futures positions.

A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities or currency being hedged will not move in complete correlation with the price of the futures contract used as a hedging instrument. Although the Adviser believes that the use of futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. In addition, the low margin deposits for futures transactions permit an extremely high degree of leverage. A relatively small change in the value of the instrument underlying a futures contract may result in losses or gains in excess of the amount invested.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Finally, although the Fund engages in futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. To the extent other participants make or take delivery rather than closing out positions, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Other Considerations. The Fund will engage in futures transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are denominated it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or, option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

When the Fund purchases a financial futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade, liquid debt securities will be deposited in a segregated account with the Fund's custodian that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities, securities indices and currency in order to earn additional income from the premiums received. In addition, the Fund may purchase such listed and over-the-counter call and put options. The extent to which the Fund will engage in options transactions will depend upon market conditions, the availability of alternative strategies and the future movement of securities prices, interest rates and currency exchange rates. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities or currency underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities or currency and (i) the exercise price of the covering call held is equal to or less than the exercise price of the call written or, if the exercise price of the covering call is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, U.S. Government securities, or high-grade liquid short-term obligations (i.e., securities rated in one of the top three rating categories by Moody's or S & P) in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as or later than the call written. The Fund will cover call options on securities indices by maintaining an adequate degree of correlation between the securities in the underlying index and the securities in all or part of its portfolio.

If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security or currency. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, is less than the cost to the Fund of the underlying security or currency, the Fund's loss would be reduced by the amount of the option premium.

As writer of a covered put option, the Fund will write a put option only with respect to securities or currency it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or liquid high-grade debt securities with a value equal to the price at which the underlying security or currency may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security or currency as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

In writing listed or over-the-counter covered put options on securities or currency, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security or currency, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

If the Fund as the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, the Fund may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation.

The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the cash or proceeds from the concurrent sale of any securities or currency covering the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrently with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security or currency owned by the Fund.

Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e. performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The SEC staff has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's assets. The SEC staff, however, has provided a partial exemption from the above restrictions on transactions in OTC options. The SEC staff allows the Fund to exclude from its 15% limitation on illiquid securities the portion of the value of the OTC options written by the Fund, provided that two conditions are met. First, the other party to the OTC options must be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

Portfolio Trading. Purchases and sales of securities will be made whenever necessary in the management's view to achieve the objectives of the Fund. Management does not expect that in pursuing the Fund's objective, unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with such objective. Management believes unsettled market and economic conditions during certain periods may require greater portfolio turnover in pursuing the Fund's objective than would otherwise be the case.

Restricted Securities. The Fund may invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and foreign securities acquired in accordance with Regulation S under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Trustees determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid, then these securities may be purchased without regard to the 15% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustee, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Adviser will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions may not be changed without approval of a majority of outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) 67% or more of the shares represented at a meeting if at least 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) of 50% of the outstanding shares.

The Fund observes the following fundamental restrictions. The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policy, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph 3 below, are not deemed to be the issuance of senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not leverage to attempt to increase income.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate, any interest therein, or real estate limited partnership interests, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3 % of the Fund's total assets taken at market value, enter into repurchase agreements and purchase of all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, banker's acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest in commodities or in commodity contracts or in puts, calls, or combinations of both, except options on currency, securities and securities indices, futures contracts on currency, securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities). if
(i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(9) Purchase securities, other than obligations of the U.S. Government or any of its agencies or instrumentalities, if such purchase would cause 25% or more of the value of the Fund's total assets to be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund shall invest at least 25% of the value of its total assets in securities of issuers in the retail sales group of industries.

For purposes of fundamental investment restriction (9) above, the "retail sales group of industries" consists of the group of retail industries included under the caption "Retail and Wholesale Trade-Retail" in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission published by the Securities and Exchange Commission.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Board of Trustees without the approval of the Fund's shareholders.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or repurchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to be participation in a joint securities trading account.

(b) Purchase securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(c) Make short sales of securities or maintain a short position unless (i) at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments; or (iii) in order to profit from an anticipated decline in the value of a security.

(d) Knowingly purchase or retain securities of an issuer if one or more of the Trustees or officers of the Trust or directors or officers of the Adviser or any investment management subsidiary of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

(e) Purchase a security if, as a result, (i) more than 10% of the Fund's assets would be invested in securities of other investment companies,
         (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one such investment company, or (iii) more than 5% of the Fund's assets would be invested in any one such investment company.

(f) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations prior to the purchase if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

(g) Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(h) The Fund will not purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

(i) The Fund will not purchase interests in oil, gas or other mineral exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

(j) The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

(k) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

In order to permit the sale of shares of the Fund in certain states, the Trustees may, in their sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Trustees determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Trustees may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Trustees may, in their sole discretion, revoke such policy. The Fund has agreed with state securities administrators that it will not purchase the following securities:

The Fund may not purchase securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees' who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser or officers or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

The following table sets forth the principal occupation or employment of the Trustees and principal officers of the Trust during the past five years.

                              POSITIONS HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS              WITH THE FUND        DURING THE PAST FIVE YEARS
----------------              -------------        --------------------------
*Edward J. Boudreau, Jr.      Chairman (1,2)       Chairman and Chief Executive Officer, the
101 Huntington Avenue                              Adviser and The Berkeley Financial Group
Boston, Massachusetts                              ("The Berkeley Group"); Chairman, NM Capital
                                                   Management, Inc. ("NM Capital"); John Hancock
                                                   Advisers International Limited ("Advisers
                                                   International"); John Hancock Funds, Inc.,
                                                   ("John Hancock Funds"); John Hancock Investor
                                                   Services Corporation ("Investor Services")
                                                   and Sovereign Asset Management Corporation
                                                   ("SAMCorp") (herein after the Adviser, The
                                                   Berkeley Group, NM Capital, Advisers
                                                   International, John Hancock Funds, Investor
                                                   Services and SAMCorp are collectively
                                                   referred to as the "Affiliated Companies");
                                                   Chairman, First Signature Bank & Trust;
                                                   Director, John Hancock Freedom Securities
                                                   Corp., John Hancock Capital Corp., New
                                                   England/Canada Business Council; Member,
                                                   Investment Company Institute Board of
                                                   Governors; Director, Asia Strategic Growth
                                                   Fund, Inc.; Trustee, Museum of Science;
                                                   President, the Adviser (until July 1992).
                                                   Chairman, John Hancock Distributors, Inc.
                                                   (until April, 1994).

--------------
*An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act:).
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                              POSITIONS HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS              WITH THE FUND        DURING THE PAST FIVE YEARS
----------------              -------------        -------------------------
Dennis S. Aronowitz           Trustee (4)          Professor of Law, Boston University School
Boston University                                  of Law; Trustee, Brookline Savings Bank;
Boston, Massachusetts                              Director, Boston University Center for
                                                   Banking Law Studies (until 1990).

Richard P. Chapman, Jr.       Trustee (4)          President, Brookline Savings Bank.
160 Washington Street
Brookline, Massachusetts

William J. Cosgrove           Trustee (4)          Vice President, Senior Banker and Senior
20 Buttonwood Place                                Credit Officer, Citibank, N.A. (retired
Saddle River, New Jersey                           September 1991); Executive Vice President,
                                                   Citadel Group Representatives, Inc.;
                                                   Director, the Hudson City Savings Bank.

Gail D. Fosler                Trustee (4)          Vice President and Chief Economist, The
4104 Woodbine Street                               Conference Board (non-profit economic and
Chevy Chase, MD                                    business research).

Bayard Henry                  Trustee (4)          Corporate Advisor; Director, Fiduciary Trust
31 Milk Street                                     Company (a trust company); Director,
Boston, Massachusetts                              Groundwater Technology, Inc. (remediation);
                                                   Samuel Cabot, Inc.; Advisor, Kestrel Venture
                                                   Management.

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

                              POSITIONS HELD              PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS              WITH THE FUND               DURING THE PAST FIVE YEARS
----------------              -------------               --------------------------
*Richard S. Scipione          Trustee (3)                 General Counsel, the Life Company; Director,
John Hancock Place                                        the Adviser, the Affiliated Companies, John
P.O. Box 111                                              Hancock Distributors, Inc., JH Networking
Boston, Massachusetts                                     Insurance Agency, Inc., John Hancock
                                                          Subsidiaries, Inc., SAMCorp, NM Capital and
                                                          John Hancock Property and Casualty
                                                          Insurance and its affiliates (until
                                                          November, 1993); Trustee, The Berkeley
                                                          Group.

Edward J. Spellman, CPA       Trustee (4)                 Partner, KPMG Peat Marwick LLP (retired June
259C Commercial Bld.                                      1990).
Lauderdale, FL

*Robert G. Freedman           Vice Chairman and Chief     Vice Chairman and Chief Investment Officer,
101 Huntington Avenue         Investment Officer (2)      the Adviser; President, the Adviser (until
Boston, Massachusetts                                     December 1994).

*Anne C. Hodsdon              President (2)               President and Chief Operating Officer, the
101 Huntington Avenue                                     Adviser; Executive Vice President, the Adviser
Boston, Massachusetts                                     (until December 1994); Senior Vice President;
                                                          the Adviser (until December 1993); Vice
                                                          President, the Adviser, until 1991.

*Thomas H. Drohan             Senior Vice President and   Senior Vice President and Secretary, the
101 Huntington Avenue         Secretary                   Adviser.
Boston, Massachusetts

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.


                              POSITIONS HELD                  PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS              WITH THE FUND                   DURING THE PAST FIVE YEARS
----------------              -------------                   --------------------------
*James B. Little              Senior Vice President and       Senior Vice President the Adviser.
101 Huntington Avenue         Chief Financial Officer
Boston, Massachusetts

*John A. Morin                Vice President                  Vice President, the Adviser.
101 Huntington Avenue
Boston, Massachusetts

*Susan S. Newton              Vice President, Assistant       Vice President and Assistant Secretary,
101 Huntington Avenue         Secretary and Compliance        the Adviser.
Boston, Massachusetts         Officer

*James J. Stokowski           Vice President and Treasurer    Vice President, the Adviser.
101 Huntington Avenue
Boston, Massachusetts

------------------
* An "interested person" of the Fund, as such term is defined in the Investment Company Act.
(1) A Member of the Executive Committee.
(2) A Member of Investment Committee of the Adviser.
(3) An Alternate Member of the Executive Committee.
(4) A Member of the Audit and Administration Committees.

As of December 1, 1995, the Adviser owned 88.2% of the shares of the Fund and the officers and Trustees of the Fund as a group owned 4.7% of the outstanding shares of the Fund. Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as the investment adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each Fund's 1995 fiscal year. The two non-Independent Trustees, Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                                                      PENSION OR
                                                      RETIREMENT
                                                      BENEFITS                 TOTAL COMPENSATION FROM THE
                                 AGGREGATE            ACCRUED AS PART          FUND AND JOHN HANCOCK FUND
                                 COMPENSATION FROM    OF THE FUND'S            COMPLEX TO TRUSTEES(1)
                                 THE FUND             EXPENSES                 (TOTAL OF 17 FUNDS)
                                 -----------------    ---------------          ---------------------------
INDEPENDENT TRUSTEES
Dennis S. Aronowitz              $  -                      $  -                $ 61,050.00
Richard P. Chapman, Jr.            6.00                      6.00                62,800.00
William J. Cosgrove                6.00                      6.00                61,050.00
Gail D. Fosler                      -                         -                  60,800.00
Bayard Henry                        -                         -                  58,850.00
Edward J. Spellman                  -                         -                  61,050.00
                                 ------                    ------              -----------
                                 $12.00                    $12.00              $365,600.00

(1) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Fund's Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract.

Each of the Trustees and principal officers affiliated with the Trust who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Trust or the Adviser.

As described in the Fund's Prospectus under the caption "Organization and Management of the Fund," the Trust on behalf of the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund (i) with a continuous investment program, consistent with the Fund's stated investment objectives and policies,
(ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. The Adviser is responsible for the management of the Fund's portfolio assets.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

Under the terms of the investment management contract with the Trust, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The Adviser pays the compensation of all other officers and employees of the Trust, and pays the expenses of clerical services relating to the administration of the Fund.

All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund (including fees of Trustees of the Trust who are not "interested persons", as such term is defined in the Investment Company Act but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds) are borne by the Fund. Class expenses properly allocable to either Class A or Class B shares will be borne exclusively by such class of shares, subject to conditions the Internal Revenue Service imposes relating to the multiple-class structure.

As provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on a stated percentage of the average of the daily net assets of the Fund as follows:

                  Net Asset Value              Annual Rate
                  ---------------              -----------
                  First $250,000,000              0.80%
                  Amount over $250,000,000        0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. On August 31, 1995, the net assets of the Fund were $711,600. For the fiscal year ended August 31, 1995, the Adviser waived the entire investment management fee.

If the total of all ordinary business expenses of the Fund for any fiscal year exceeds limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year not exceed 2 1/2% of the first $30,000,000 of the Fund's average net asset value, 2% of the next $70,000,000 of such net asset value, and 1 1/2% of the remaining average net asset value. When calculating the limit above, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable contract.

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having approximately 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, Life Company has been serving clients for over 130 years.

Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

DISTRIBUTION CONTRACT

The Fund has a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale, or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by the Adviser as the initial sole shareholder of Class A and Class B shares. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis.

During the fiscal year ended August 31, 1995 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                          Expense Items
                                          -------------

                                                   Printing and
                                                     Mailing of
                                                   Prospectus to      Compensation       Interest Carrying
                                                       New             to Selling        or Other Finance
                            Advertising            Shareholders          Brokers          Charges Other
                            -----------            -------------      ------------       -----------------
Global Maketplace
-----------------
    Class A Shares          $163                   $   0                 $544            $    0
    Class B Shares          $  0                   $   0                 $  0            $    0


Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and are identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation.

Securities in the aforementioned category for which no sales are reported and securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Combined Purchases. In calculating the sales charge applicable to purchases of shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

Without Sales Charges As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to the persons described in the Prospectus.

Accumulation Privilege Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current account value of the Class A shares already held by such person.

Combination Privilege Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry an initial sales charge.

Letter of Intention The reduced sales charges are also applicable to investments made over a thirteen-month period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA, SEP, SARSEP, TSA and 401(k), TSA and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference between the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Investor Services to hold in escrow sufficient shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS FOR CLASS A AND CLASS B SHARES

Exchange Privilege As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

Systematic Withdrawal Plan As described briefly in the Fund's Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, a withdrawal pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

Monthly Automatic Accumulation Program ("MAAP") This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Fund Services or upon written notice to Fund Services which is received at least five
(5) business days prior to the due date of any investment.

Reinvestment Privilege A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or in any other John Hancock mutual fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

A redemption or exchange of shares of the Fund is a taxable transaction for Federal income tax purposes. Even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the class of the Fund. The holders of Class A and Class B shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) Class B shares will pay higher distribution and service fees than Class A shares and (ii) each of Class A and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the

Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending on the class of shares purchased. When issued, shares are fully paid and non-assessable, by the Trust. In the event of liquidation, shareholders are entitled to share pro rata in proportion to the net asset value of the shares in the new assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Distributions of net investment income (which includes original issue discount and accrued recognized market discount) and any net realized capital gains, as computed for Federal income tax purposes, will be taxable as described in the Prospectus whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, certain options or futures contracts on foreign currencies, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e. all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

If the Fund invests in stock of certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest producing investments, dividends, rentals, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to it shareholders any credit or deduction for such a tax. Certain elections if available ameliorate these adverse tax consequences. Accordingly, the Fund may limit its investments in passive foreign investment companies and will undertake appropriate actions, including the consideration of any available elections, to limit its tax liability, if any, with respect to these investments.

Options written or purchased and futures or forward contracts (collectively, "derivatives") entered into by the Fund may cause the Fund to recognize income, gains or losses from marking to market at the end of its taxable year even though such options may not have lapsed, been closed out or exercised and such futures or forward contracts may not have been terminated or delivery may not have been made thereunder. The tax rules applicable to these derivatives may also affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund or, in the case of certain derivatives relating to foreign currency, result in the realization of ordinary rather than capital gains or losses. Losses on certain derivatives and/or portfolio positions offset by such derivatives may be deferred and/or recharacterized under certain straddle rules. The Fund will take into account these special tax rules that apply to derivatives, which may affect the amount, timing and character of its distributions to shareholders, and may make certain elections, if available, to minimize any potential adverse tax consequences or to simplify the required tax accounting.

The amount of net realized capital gains, if any, in any given year will result from sales of securities or the use of options or future contracts made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales and transactions, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Although the Fund's present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. Presently, there are no realized capital loss carryforwards available to offset against future net realized capital gains.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. or deductions may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends that represents income from each foreign country.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of the Fund in particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The total return since commencement of operations on September 29, 1994 to August 31, 1995 for Class A shares (not annualized) was 28.79%. There were no Class B shares issued or outstanding during this period. The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

         T = (the nth root of ERV divided by P) - 1

         Where:

         P =          a hypothetical initial investment of $1,000.

         T =          average annual total return.

         n =          number of years.

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life of fund periods.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales load from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's 5.0% sales charge on Class A shares or the CDSC on Class B shares into account. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Performance Analysis," a monthly publication which tracks net assets, total return and yield on equity mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares; fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the officers of the Trust pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make commitments to allocate portfolio transactions upon any prescribed basis. While the Trust's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the year ended August 31, 1995, the Fund paid negotiated brokerage commissions in the amount of $1,273.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the commission is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economics, and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and other subsidiaries, three of which, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc., are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the fiscal year ended August 31, 1995, the Fund paid no brokerage commissions to Affiliated Brokers.

Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

TRANSFER AGENT SERVICES

John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the

Fund. The Fund pays an annual fee of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder, plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company perform custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse audits and renders an opinion on the Fund's annual financial statements and prepares the Fund's annual Federal income tax return.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $504,045) .............................      $ 702,152
   Joint repurchase agreement (cost - $13,000) .................         13,000
                                                                      ---------
                                                                        715,152
  Cash .........................................................             83
  Receivable for investments sold ..............................         13,593
  Dividends receivable .........................................            187
  Foreign tax receivable .......................................            118
  Receivable from John Hancock Advisers, Inc. - Note B .........         39,446
  Deferred organization expenses - Note A ......................          5,925
                                                                      ---------
                    Total Assets ...............................        774,504
                    ------------------------------------------------------------

LIABILITIES:
  Payable for investments purchased ............................         10,004
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .........................................         14,281
  Accounts payable and accrued expenses ........................         38,619
                                                                      ---------
                    Total Liabilities ..........................         62,904
                    ------------------------------------------------------------

NET ASSETS:
  Capital paid-in ..............................................        525,920
  Accumulated net realized loss on investments and
   foreign currency transactions ...............................        (12,423)
  Net unrealized appreciation of investments and
   foreign currency transactions ...............................        198,103
                                                                      ---------
                    Net Assets .................................      $ 711,600
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $711,600/61,946 ....................................      $   11.49
================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($11.49 x 105.26%) .................................      $   12.09
================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
For the period September 29, 1994
(commencement of operations) to August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .....................................................      $   5,433
  Dividends (net of foreign withholding taxes of $258) .........          2,773
                                                                      ---------
                                                                          8,206
                                                                      ---------

  Expenses:
   Custodian fee ...............................................         23,750
   Auditing fee ................................................          7,500
   Printing ....................................................          6,069
   Investment management fee - Note B ..........................          4,205
   Distribution/service fee - Note B ...........................          1,577
   Transfer agent fee - Note B .................................          1,577
   Organization expense - Note A ...............................          1,341
   Legal fees ..................................................          1,000
   Registration and filing fees ................................            150
   Miscellaneous ...............................................            125
   Trustees' fees ..............................................             37
                                                                      ---------
                    Total Expenses .............................         47,331
                    ------------------------------------------------------------
                    Less Expenses Reimbursable
                    by John Hancock Advisers, Inc. -
                    Note B .....................................        (39,446)
                                                                      ---------
                    Net Expenses ...............................          7,885
                    ------------------------------------------------------------
                    Net Investment Income ......................            321
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold ........................        (12,423)
  Net realized loss on foreign currency transactions ...........           (320)
  Change in net unrealized appreciation/depreciation
   of investments ..............................................        198,107
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ............................             (4)
                                                                      ---------
                    Net Realized and Unrealized Gain
                    on Investments and Foreign
                    Currency Transactions ......................        185,360
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................      $ 185,681
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                                                                      SEPTEMBER 29, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                                        OPERATIONS) TO
                                                                                                        AUGUST 31, 1995
                                                                                                      ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment Income ..............................................................................     $     321
  Net realized loss on investments sold and foreign currency transactions ............................       (12,743)
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions  ...........................................................................       198,103
                                                                                                           ---------
   Net Increase in Net Assets Resulting from Operations ..............................................       185,681
                                                                                                           ---------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.0133 per share) .....................................................................          (803)

  Distributions in excess of net investment income
   Class A - ($0.0140 per share) .....................................................................          (844)
                                                                                                           ---------
     Total Distributions .............................................................................        (1,647)
                                                                                                           ---------

FROM FUND SHARE TRANSACTIONS -- NET* .................................................................        27,566
                                                                                                           ---------

NET ASSETS:
  Initial Investment by John Hancock Advisers, Inc. - Note A .........................................       500,000
                                                                                                           ---------
  End of period ......................................................................................     $ 711,600
                                                                                                           =========

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                              FOR THE PERIOD
                                                                            SEPTEMBER 29, 1994
                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                            TO AUGUST 31, 1995
                                                                       ----------------------------
                                                                        SHARES            AMOUNT
                                                                        ------           --------
CLASS A
  Shares sold ..................................................          4,064         $  36,313
  Shares issued to shareholders in reinvestment of
    distributions  .............................................              5                44
                                                                        -------         ---------
                                                                          4,069            36,357
  Less shares repurchased ......................................           (947)           (8,791)
                                                                        -------         ---------
  Net increase .................................................          3,122            27,566
  Initial Investment by John Hancock Advisers, Inc. - Note A ...         58,824           500,000
                                                                        -------         ---------
  Net increase and shares outstanding end of period ............         61,946         $ 527,566
                                                                        =======         =========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the commencement of operations. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the period, along with the corresponding dollar values.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

-------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD SEPTEMBER 29, 1994
                                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                                               TO AUGUST 31, 1995
                                                                                        ---------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ............................................              $ 8.50(a)
                                                                                                 ------
  Net Investment Income ...........................................................                0.01(b)
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions                                                                          3.01
                                                                                                 ------
   Total from Investment Operations ...............................................                3.02
                                                                                                 ------
  Less Distributions:

  Dividends from Net Investment Income ............................................               (0.01)
  Distributions in excess of net investment income ................................               (0.02)
                                                                                                 ------

   Total Distributions ............................................................               (0.03)
                                                                                                 ------

  Net Asset Value, End of Period ..................................................              $11.49
                                                                                                 ======
  Total Investment Return at Net Asset Value ......................................               35.61%(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e) ......................               28.69%(d)



RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .......................................              $  712
  Ratio of Expenses to Average Net Assets ** ......................................                1.50%*
  Ratio of Adjusted Expenses to Average Net Assets (c) ............................                9.00%*
  Ratio of Net Investment Income to Average Net Assets ............................                0.06%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (c) ...............               (7.44%)*
  Portfolio Turnover Rate .........................................................                  63%
  ** Expense Reimbursement Per Share ..............................................              $ 0.65(b)

 *  On an annualized basis.
(a) Initial price to commence operations.
(b) On average month end shares outstanding.
(c) On an unreimbursed basis without expense reduction.
(d) Not annualized.
(e) Unaudited.


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS OF THE FUND AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL RETAIL FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
--------------------------------------------------------------------------------
                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
COMMON STOCKS
COMPUTER - DEVICES (6.46%)
  America Online, Inc.* ...........................          400        $ 26,300
  HNC Software, Inc.* .............................          300           7,350
  Netscape Communications Corp.* ..................          250          12,344
                                                                        --------
                                                                          45,994
                                                                        --------

CONSUMER PRODUCTS (5.66%)
  Duracraft Corp.* ................................          300          11,925
  Fedders Corp. (Class A) .........................          500           2,375
  Fedders, Corp. ..................................        2,000          13,500
  First Team Sports, Inc.* ........................          600          12,450
                                                                        --------
                                                                          40,250
                                                                        --------

FURNITURE (1.48%)
  Industrie Natuzzi Spa, American
   Depository Receipt, (ADR) (Italy) ..............          300          10,500
                                                                        --------

HOTELS & MOTELS (1.90%)
  La Quinta Inns, Inc. ............................          450          13,500
                                                                        --------

RETAIL - APPAREL/SHOE GROUP (12.97%)
  Authentic Fitness Corp. .........................          500          11,063
  Giordano International Ltd.,
   (Hong Kong) ....................................       20,000          16,406
  Nine West Group, Inc.* ..........................          600          25,575
  Oakley, Inc.* ...................................          700          22,487
  Tommy Hilfiger Corp.* ...........................          500          16,750
                                                                        --------
                                                                          92,281
                                                                        --------

RETAIL - BUILDING PRODUCTS (4.15%)
  Castorama Dubois (France) .......................          111          17,577
  Home Depot, Inc. ................................          300          11,962
                                                                        --------
                                                                          29,539
                                                                        --------

RETAIL - COMPUTERS/ELECTRONICS (15.38%)
  CDW Computer Centers, Inc.* .....................          300          16,050
  Circuit City Stores, Inc. .......................          300          10,350
  Elkjop Norge a. s. (Norway) .....................          700          18,819
  Global DirectMail Corp.* ........................          800          22,000
  Insight Enterprises, Inc.* ......................        1,000          18,500
  Micro Warehouse, Inc.* ..........................          500          23,750
                                                                        --------
                                                                         109,469
                                                                        --------

RETAIL - DISCOUNT & VARIETY (5.46%)
  Dollar General Corp. ............................          300           7,875
  Dollar Tree Stores, Inc.* .......................          500          14,875
  Warehouse Group Ltd. (The)
   (New Zealand) ..................................        4,800        $ 16,077
                                                                        --------
                                                                          38,827
                                                                        --------

RETAIL - DRUG STORES (3.61%)
  Eckerd Corp.* ...................................          300          10,987
  Walgreen Co. ....................................          600          14,700
                                                                        --------
                                                                          25,687
                                                                        --------

RETAIL - FOOD & RESTAURANTS (4.15%)
  Papa John's International, Inc.* ................          300          11,850
  Rock Bottom Restaurants, Inc.* ..................          700          17,675
                                                                        --------
                                                                          29,525
                                                                        --------

RETAIL - MAIL ORDER/DIRECT (8.15%)
  Amway Asia Pacific Ltd. .........................          300          11,925
  CUC International, Inc.* ........................          450          15,356
  Geerlings & Wade, Inc.* .........................          500           5,250
  Seattle Filmworks, Inc.* ........................        1,200          25,500
                                                                        --------
                                                                          58,031
                                                                        --------

RETAIL - MAJOR DEPARTMENT STORES (2.51%)
  Next, PLC (United Kingdom) ......................        3,000          17,903
                                                                        --------

RETAIL - MISCELLANEOUS/DIVERSIFIED (19.43%)
  Barnes & Noble, Inc.* ...........................          300          11,738
  Borders Group, Inc.* ............................          600          12,150
  Cifra S.A. de CV (Series C) (Mexico) ............        5,000           5,976
  Daisytek International Corp.*  ..................        1,000          23,250
  Dayton Hudson Corp. .............................          100           7,313
  Moovies, Inc.* ..................................          700          12,775
  OfficeMax, Inc.* ................................          750          17,625
  PetSmart, Inc.* .................................          600          18,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
RETAIL - MISCELLANEOUS/DIVERSIFIED (CONTINUED)
  PMT Services, Inc.* .............................          500        $  9,188
  Regal Cinemas, Inc.* ............................          600          20,250
                                                                        --------
                                                                         138,265
                                                                        --------

RETAIL - SUPERMARKETS (7.36%)
  Albertson's, Inc. ...............................          400          12,750
  Carrefour Supermarche (France) ..................           40          22,331
  Santa Isabel S.A., (ADR) (Chile)* ...............          800          17,300
                                                                        --------
                                                                          52,381
                                                                        --------

                                TOTAL COMMON STOCKS
                                   (Cost $ 504,045)       (98.67%)      $702,152
                                                          ------        --------


                                                   INTEREST     PAR VALUE
                                                     RATE     (000'S OMITTED)
                                                   --------   ---------------
SHORT-TERM INVESTMENT
JOINT REPURCHASE AGREEMENT (1.83%)
  Investment in a joint repurchase agreement
   transaction with UBS Securities, Inc. -
   Dated 08-31-95, Due 09-01-95
   (Secured by US Treasury Bill,
   5.540% due 05-30-96; and US
   Treasury Note, 5.625% due 01-31-98)
   Note A .....................................     5.80%           13            13,000
                                                                                --------

                    TOTAL SHORT-TERM INVESTMENT
                                 (Cost $13,000)                  (1.83)%          13,000
                                                               -------          --------

                              TOTAL INVESTMENTS                (100.50)%        $715,152
                                                               =======          ========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


THE CONCENTRATION OF INVESTMENTS BY INDUSTRY GROUP FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY THE COUNTRIES IN WHICH THE FUND INVESTS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS COUNTRIES.


COUNTRY DIVERSIFICATION (Unaudited)
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                                      OF SECURITIES
                                                                     AS A PERCENTAGE
                                                                        OF FUND'S
COUNTRY DIVERSIFICATION                                                NET ASSETS
-----------------------                                              ---------------
Chile ........................................................             2.43%
France .......................................................             5.61
Hong Kong ....................................................             2.31
Italy ........................................................             1.48
Mexico .......................................................             0.84
New Zealand ..................................................             2.26
Norway .......................................................             2.64
United Kingdom ...............................................             2.52
United States ................................................            80.41
                                                                         ------
                                             TOTAL INVESTMENTS           100.50%
                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Global Retail Fund (the "Fund", which commenced operations on September 29, 1994), John Hancock Pacific Basin Equities Fund and John Hancock Global Rx Fund.

        The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. There were no Class B shares outstanding during the period ended August 31, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For Federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes. Additionally, net capital losses of $12,423 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day (September 1, 1995) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis.

        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

        There were no open foreign currency forward contracts at August 31, 1995.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

        The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

        The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

        Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

        At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

        There were no written option transactions for the period ended August 31, 1995.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

        When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

        For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

        At August 31, 1995, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

        The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's daily net assets. Accordingly, the reduction in fees amounted to $39,446 for the period ended August 31, 1995. The Adviser reserves the right to terminate this limit in the future.

        The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended August 31, 1995, JH Funds received net sales charges of $1,287. Out of this amount, $358 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $929 was paid as sales commissions to unrelated broker-dealers.

        In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

        The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Effective January 1, 1995, the Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.30% of the Fund's average daily net asset value plus out of pocket expenses incurred by Investor Services on behalf of the Fund for proxy mailings.

        Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 58,824 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended August 31, 1995, aggregated $793,489 and $277,021, respectively.

        The cost of investments owned at August 31, 1995 for federal income tax purposes was $517,045. Gross unrealized appreciation and depreciation of investments aggregated $209,750 and $11,643, respectively, resulting in net unrealized appreciation of $198,107.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1995, the Fund has reclassified amounts to reflect a decrease in capital paid-in of $1,646, a decrease in accumulated net investment loss of $320 and an increase in accumulated net investment income of $1,326. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     John Hancock Funds - Global Retail Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Retail Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Retail Fund (the "Fund") (a portfolio of John Hancock World Fund) at August 31, 1995, and the results of its operations, the changes in its net assets and financial highlights for the period September 29, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1995.

        With respect to the Fund's ordinary taxable income for the fiscal year ended August 31, 1995, 100% of the dividends qualify for the corporate dividends received deduction.

        Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

                                   PART C.

                              OTHER INFORMATION


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial Statements included in the Registration Statement:

     John Hancock World Trust--
     --------------------------

     John Hancock Global Marketplace Fund
     ------------------------------------
     Statement of Assets and Liabilities as of August 31, 1995.
     Statement of Operations of the year ended August 31, 1995.
     Statement of Changes in Net Asset for each of the period ended August 31. Notes to Financial Statements.
     Financial Highlights for each of the period ended August 31, 1995. Schedule of Investments as of August 31, 1995.

     John Hancock Global Rx Fund
     ---------------------------

     Statement of Assets and Liabilities as of August 31, 1995.
     Statement of Operations of the year ended August 31, 1995.
     Statement of Changes in Net Asset for each of the two years ended
      August 31.
     Notes to Financial Statements.
     Financial Highlights for each of the period ended August 31, 1995. Schedule of Investments as of August 31, 1995.

     John Hancock Pacific Basin Equities Fund
     ----------------------------------------


     Statement of Assets and Liabilities as of August 31, 1995.
     Statement of Operations of the year ended August 31, 1995.
     Statement of Changes in Net Asset for each of the two years ended
      August 31.
     Notes to Financial Statements.
     Financial Highlights for each of the period ended August 31, 1995. Schedule of Investments as of August 31, 1995.


     (b)    Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibits Index hereto and are incorporated herein by reference.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is directly or indirectly controlled by or under common control with Registrant.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

        As of December 1, 1995, the number of record holders of shares of Registrant was as follows:

                                                                             Number of Record
                                                                             ----------------
                 Series                          Title of Class                   Holders
                 ------                          --------------                   -------
(Shares of Beneficial Interest, without par value)


John Hancock Pacific Basin Equities                  Class A                       5,989
Fund                                                 Class B                       2,657

John Hancock Global Rx Fund                          Class A                       3,624
                                                     Class B                       1,627


John Hancock Global Marketplace Fund                 Class A                         30
                                                     Class B                         0



ITEM 27.  INDEMNIFICATION

        (a) Under Registrant's Declaration of Trust. Sections 4.1, 4.2 and 4.3 of Article VI of the Registrant's Amended and Restated Declaration of Trust provide for indemnification of the Registrant's Trustees and Officers under certain circumstances. A copy of the Registrant's Amended and Restated Declaration of Trust is attached as Exhibit 1 to this Post-Effective Amendment No. 18 to the Registration Statement of the Registrant.

        (b) Under the Distribution Agreement. Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

        Section 9(a) of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.


        Article IX of the respective By-Laws of John Hancock Funds and the Adviser provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."


"Section  9.02.   Not Exclusive; Survival  of Rights:   The indemnification
provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the Registrant's Amended and Restated Articles of Incorporation, Article 10.1 of the Registrant's By-Laws, The underwriting Agreement, the By-Laws of Distributors, the Adviser, or the Insurance Company or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    Business and Other Connections of Investment Advisers
            -----------------------------------------------------

        For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

         (b)     Subadviser

        Registrant's subadvisers, John Hancock Advisers International Limited ("JHAIL"), 34 Dover Street, WIX 3RA, London, England and Indosuez Asia Advisers Limited ("Indosuez "), Suite 2606-2608, One Exchange Square, Central, Hong Kong, also acts as investment adviser to other Investment Company clients.
Information pertaining to the officers and directors of JHAIL and Indosuez and their affiliations is set forth in the Form ADV of JHAIL (File No. 801-29498)and Indosuez (File No. 801-45773 which are hereby incorporated by reference.

   (a) The Registrant's sole principal underwriter is JH Funds, Inc., which also acts as principal underwriter for the following investment companies:
   John Hancock Institutional Series Trust, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Strategic Series, John Hancock Tax- Exempt Income Fund, John Hancock Tax-Exempt Series Fund, John Hancock Technology Series, Inc., John Hancock Limited Term Government Fund, John Hancock World Fund, Freedom Investment Trust, Freedom Investment Trust II, Freedom Investment Trust III, John Hancock Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Cash Reserve, Inc., John Hancock Current Interest, John Hancock Investment Trust, John Hancock Series, Inc. and John Hancock Tax-Free Bond Fund.

   (b) The following table lists, for each director and officer of JH Funds, Inc., the information indicated.

                                                Positions and                        Positions and
Name and Principal                              Offices with                         Offices with
 Business Address                                Underwriter                          Registrant
------------------                              -------------                        -------------
Edward J. Boudreau, Jr.                         Chairman of                          Chairman and
101 Huntington Avenue                           the Board                            Chief Executive
Boston, Massachusetts                                                                Officer

Foster L. Aborn                                 Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                             Director                             None
53 State Street
Boston, Massachusetts

Robert H. Watts                                 Director                             None
101 Huntington Avenue
Boston, Massachusetts

C. Troy Shaver, Jr.                             President, Chief                     None
101 Huntington Avenue                           Executive Officer
Boston, Massachusetts                           and Director

Stephen W. Blair                                Executive Vice                       None
101 Huntington Avenue                           President
Boston, Massachusetts

James V. Bowhers                                Executive Vice                       None
101 Huntington Avenue                           President
Boston, Massachusetts

James W. McLaughlin                             Senior Vice President                None
101 Huntington Avenue                           and Chief Financial
Boston, Massachusetts                           Officer

Thomas H. Drohan                                Senior Vice                          Senior Vice
101 Huntington Avenue                           President                            President and
Boston, Massachusetts                                                                Secretary



                                                Positions and                   Positions and
Name and Principal                              Offices with                    Offices with
 Business Address                                Underwriter                     Registrant
------------------                              -------------                   -------------
David A. King                                   Director and Senior             None
101 Huntington Avenue                           Vice President
Boston, Massachusetts

James B. Little                                 Senior Vice                     Senior Vice
101 Huntington Avenue                           President                       President and
Boston, Massachusetts                                                           Chief
                                                                                Financial Officer

John A. Morin                                   Vice President                  Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                                 Vice President                  Vice President,
101 Huntington Avenue                           and Secretary                   Assistant Secretary
Boston, Massachusetts                                                           and Compliance
                                                                                Officer

William S. Nichols                              Senior Vice President           None
101 Huntington Avenue
Boston, Massachusetts

Michael T. Carpenter                            Senior Vice President           None
1000 Louisiana Street
Houston, Texas

Christopher M. Meyer                            Treasurer                       None
101 Huntington Avenue
Boston, Massachusetts

Robert G. Freedman                              Director                        Vice Chairman and
101 Huntington Avenue                                                           Chief Investment
Boston, Massachusetts                                                           Officer


Positions and                                   Positions and
Name and Principal                              Offices with                 Offices with
 Business Address                                Underwriter                  Registrant
------------------                              -------------                ------------
Stephen L. Brown                                Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                               Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                             Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                             Director                     Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                                  Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                               Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                Director                     None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


         (c)     None.


ITEM 30.         Location of Accounts and Records
                 --------------------------------

Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

ITEM 31.         Management Services
                 -------------------

         Not applicable.

ITEM 32.         Undertakings
                 ------------

         (a) Not applicable.

         (b) Not applicable

         (c) The Registrant on behalf of each of its each of its series undertakes to furnish each person to whom a prospectus is delivered with a copy of such series' annual report to shareholders, upon request and without charge.

                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of December, 1995.

                                        JOHN HANCOCK WORLD FUND

                                        By:
                                            ---------------------------------
                                            Edward J. Boudreau, Jr.*,Chairman


        Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                                   TITLE                                 DATE
            ---------                                   -----                                 ----
-------------------------------            Chairman
Edward J. Boudreau, Jr.*                   (Principal Executive Officer)

/s/James B. Little
-------------------------------
James B. Little                            Senior Vice President and Chief                   December 21, 1995
                                           Financial Officer (Principal
                                           Financial and Accounting Officer)

-------------------------------            Trustee
Dennis S. Aronowitz*

-------------------------------            Trustee
Richard P. Chapman, Jr.*

-------------------------------            Trustee
William J. Cosgrove*

-------------------------------            Trustee
Gail D. Fosler*

-------------------------------            Trustee
Bayard Henry*

-------------------------------            Trustee
Richard S. Scipione*


-----------------------------              Trustee
Edward J. Spellman

Thomas H. Drohan                                                    December 21, 1995
-----------------------------
       Thomas H. Drohan
       (Attorney-in-Fact)


                                    EXHIBIT INDEX

            The exhibits listed below which are marked by an asterisk (*) have previously been filed with the Commission and are incorporated by reference.

            Exhibit No.              Description                  Page Number

            1 Declaration of Trust of Registrant as amended and restated February 8, 1994.

            1a   Establishment and Designation of Class A Shares, Class
                 B Shares and Class C Shares of Beneficial Interest of John Hancock Pacific Basin Equities Fund and Class A Shares and Class B Shares for John Hancock Global Rx Fund dated February 8, 1994.

            1b Establishment and Designation of Class A Shares and Class B Shares of Beneficial Interest of John Hancock Global Retail Fund dated September 27, 1994.

            1c   Abolition of Class C Shares of Beneficial Interest of
                 John Hancock Pacific Basin Equities Fund dated May 1, 1995.

            1d Instrument Changing Names of Series of Shares of the Trust dated September 27, 1994

            1e Written Consent of Sole Shareholder of John Hancock Global Retail Fund dated September 28, 1994.

            1f Instrument Changing Names of Series of Shares of the Trust dated December 12, 1995.

            2    By-Laws as adopted on February 8, 1994.

            2a   Amendment to By-Laws dated December 19, 1994.

            3    None

            4 Specimen share certificate for the John Hancock Pacific Basin Equities Fund Classes A and B.

            4a Specimen share certificate for the John Hancock Global Rx Fund Classes A and B.

            5 Investment Management Contract between Registrant and John Hancock Advisers, Inc. May 5, 1987.

            5a Amendment to Investment Management Contract dated December 19, 1989.

            Exhibit No.              Description                 Page Number

            5b Investment Management Contract between John Hancock Global Rx Fund and John Hancock Advisers, Inc. dated June 24, 1991.

            5c Investment Management Contract between John Hancock Global Retail Fund and John Hancock Advisers, Inc. dated September 28, 1994.

            5d Sub-Investment Management Contract between Registrant, John Hancock Advisers and John Hancock Advisers
                 International Fund dated May 5, 1987.

            5e Sub-Advisory Agreement between John Hancock Advisers, Inc. and Indosuez Asia Advisers, Limited dated
                 September 1, 1994.

            6 Distribution Agreement with Registrant and John Hancock Broker Distribution Services, Inc. dated August 1, 1991.

            6a Amendment to Distribution Services Agreement with John Hancock Global Rx and John Hancock Broker Services, Inc. dated October 1, 1991.

            6b Amendment to Distribution Services Agreement with John Hancock Global Retail and John Hancock Broker Services, Inc. dated September 30, 1994.

            6c Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.

            7    None

            8 Master Custodian Agreement between Registrant and State Street Bank & Trust Company.

            8a Amendment to Master Custodian Agreement between John Hancock Global Retail Fund dated September 28, 1994.

            8b   Amendment to Master Custodian Agreement

            9 Transfer Agency and Service Agreement between Registrant and John Hancock Fund Services, Inc. dated January 1, 1991.

            9a Amendment to Transfer Agency and Service Agreement between John Hancock Global Rx Fund and John Hancock Fund Services, Inc. dated June 24, 1991.

            9b Amendment to Transfer Agency and Service Agreement between John Hancock Global Retail Fund and John Hancock Fund Services, Inc. dated September 28, 1994.

            Exhibit No.              Description                  Page Number

            10   Opinion and Consent of Debevoise & Plimpton

            11   Consent of Price Waterhouse LLP

            12 Financial Statement of the John Hancock Pacific Basin Equities Fund for the fiscal year ended August 31, 1995 included in Part B.

            12a Financial Statement of the John Hancock Global Rx Fund for the fiscal year ended August 31, 1995 included in Part B.

            12b  Financial Statement of the John Hancock Global Retail
                 Fund for the fiscal year ended August 31, 1995 included in Part B.

            13 Subscription Agreement between Registrant and John Hancock Advisers, Inc.

            14   None

            15 Class A Distribution Plan between John Hancock Global Retail Fund and John Hancock Funds, Inc.

            15a Class B Distribution Plan between John Hancock Global Retail Fund and John Hancock Funds, Inc.

            15b Class A Distribution Plan between John Hancock Global Rx Fund and John Hancock Funds, Inc.

            15c Class A Distribution Plan between John Hancock Pacific Basin Equities Fund and John Hancock Funds, Inc.

            15d Class B Distribution Plan between John Hancock Pacific Basin Equities Fund and John Hancock Funds, Inc.

            15e Class B Distribution Plan between John Hancock Global Rx Fund and John Hancock Funds, Inc.

            16   Schedule for Computation of Total Return.

            17   Powers of Attorney

            Exhibit No.              Description               Page Number

            27.1A     Pacific Basin
            27.1B     Pacific Basin
            27.2A     Global Rx
            27.2B     Global Rx
            27.3A     Global Marketplace